SUNAMERICA EQUITY FUNDS

SunAmerica Income Funds

SunAmerica Series, Inc.

SunAmerica Specialty Series

Harborside 5, 185 Hudson St., Suite 3300
Jersey City, NJ 07311-4992
800-858-8850

April 12, 2021

Dear Shareholder:

The Board of Directors or Trustees, as applicable (the “Board”), of each registered investment company listed in the table below under the heading Registrants (each, a “Registrant” and collectively, the “Registrants”) has called a Joint Special Meeting of Shareholders (the “Special Meeting”) of its respective series listed in the table below under the heading Target Funds (each, a “Target Fund” and collectively, the “Target Funds”) to be held virtually on June 10, 2021 at 4:00 p.m., Eastern time. The purpose of the Special Meeting is to vote on important proposals that affect your investment in your Target Fund.

Registrants	Target Funds
SunAmerica Series, Inc., a Maryland corporation	AIG Active Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Flexible Credit Fund
SunAmerica Specialty Series, a Delaware statutory trust	AIG Focused Alpha Large-Cap Fund
SunAmerica Equity Funds, a Massachusetts business trust	AIG International Dividend Strategy Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Multi-Asset Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Strategic Bond Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Strategic Value Fund

On December 23, 2020, SunAmerica Asset Management, LLC (“SunAmerica”), investment advisor to the Target Funds, entered into an agreement to sell certain assets relating to its retail mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds and an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (the “Transaction”). Currently, Touchstone Advisors’ retail mutual fund platform includes 38 separate mutual funds that are managed by Touchstone Advisors and sub-advised by various institutional investment managers (the “Touchstone Funds”).

In connection with SunAmerica’s decision to sell certain assets relating to its retail mutual fund asset management business, SunAmerica recommended and the Board of each Registrant approved an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized into a corresponding Touchstone Fund (each, a “Reorganization” and collectively, the “Reorganizations”) as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

i

Target Funds	Acquiring Funds
AIG Active Allocation Fund	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund, a series of Touchstone Strategic Trust
AIG International Dividend Strategy Fund	Touchstone International Equity Fund, a series of Touchstone Strategic Trust
AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
AIG Strategic Value Fund	Touchstone Value Fund, a series of Touchstone Strategic Trust

The Board of each Registrant believes that the proposed respective Reorganization is in the best interests of the Target Fund and recommends that you vote FOR the proposed Reorganization of your Target Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds. Your vote is extremely important, so please read the entire Joint Proxy Statement/Prospectus. Please contact our proxy solicitor, AST Fund Solutions, LLC, at 866-340-7108 with any questions.

Thank you for your consideration of these important proposals.

Sincerely,

/s/ John T. Genoy
President
ii

SUNAMERICA EQUITY FUNDS

SunAmerica Income Funds

SunAmerica Series, Inc.

SunAmerica Specialty Series

Harborside 5, 185 Hudson St., Suite 3300
Jersey City, NJ 07311-4992
800-858-8850

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2021

To the Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each registered investment company listed in the table below under the heading Registrants (each, a “Registrant” and collectively, the “Registrants”), on behalf of its respective series listed in the table below under the heading Target Funds (each, a “Target Fund” and collectively, the “Target Funds”), will be held virtually on June 10, 2021 at 4:00 p.m., Eastern time, and any adjournment or postponement thereof.

Registrants	Target Funds
SunAmerica Series, Inc., a Maryland corporation	AIG Active Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Flexible Credit Fund
SunAmerica Specialty Series, a Delaware statutory trust	AIG Focused Alpha Large-Cap Fund
SunAmerica Equity Funds, a Massachusetts business trust	AIG International Dividend Strategy Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Multi-Asset Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Strategic Bond Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Strategic Value Fund

At the Special Meeting, shareholders of each Target Fund will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust, on behalf of the respective series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) and each Registrant, on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the respective Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the table below; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

i

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
AIG Active Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C
AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG International Dividend Strategy Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C
AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class W	Class Y
AIG Strategic Value Fund	Touchstone Value Fund
Class A	Class A
Class C	Class C
Class W	Class Y

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The share classes of the Target Funds are similar to the corresponding share class of the Acquiring Funds. The Target Funds’ and Acquiring Funds’ Class A shares are subject to a sales charge (load). The Target Funds’ and Acquiring Funds’ Class C shares and the Target Funds’ Class B shares are subject to a contingent deferred sales charge (load). The Target Funds’ and Acquiring Funds’ Class A and C shares and the Target Funds’ Class B shares are also subject to distribution and/or service (12b-1) fees. The Target Funds’ Class W shares and the Acquiring Funds’ Class Y shares are not subject to any sales charge (load) or 12b-1 fees. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Funds and the Acquiring Funds and on the presence of a distribution plan for each share class. In addition, similarities in shareholder services and expenses were considered.

The Board of Directors or Trustees, as applicable, of each Registrant has fixed the close of business on March 31, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and eligible to vote at the Special Meeting.

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the meeting in person.

If your shares in your Target Fund(s) are held by a financial intermediary (such as a broker-dealer or a bank), and you wish to attend and vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary reflecting your Target Fund’s name, the number of shares you held as of the Record Date, as well as your name and address.  Please email your legal proxy to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then provide you with your credentials to attend the Special Meeting. If your shares in your Target Fund are held by a financial intermediary, and you wish to attend, but not vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with your Target Fund(s) name(s) in the subject line and include your full name, address, and satisfactory proof of ownership. After receiving this information, AST will then provide you with your credentials to attend the Special Meeting.

ii

If you are a shareholder of record of your Target Fund(s) – your shares are held in your name as reflected in your Target Fund’s records – and you wish to attend and/or vote at the Special Meeting, please send AST with your intention to attend the meeting, to AST at attendameeting@astfinancial.com with your Target Fund(s) name(s) in the subject line, your name and address in the body of the email.  After receiving this information, AST will then provide you with your credentials for attending the Special Meeting.

Even if you expect to attend the Special Meeting virtually, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also authorize a proxy by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card. It is important that you vote promptly regardless of the number of shares owned.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held virtually on June 10, 2021: The Notice of Special Meeting, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy cards are available on the Internet at https://vote.proxyonline.com/aig/docs/tstproxy2021.pdf. For more information, shareholders may contact SunAmerica Asset Management, LLC at Harborside 5, 185 Hudson St., Suite 3300 Jersey City, NJ 07311-4992 or 800-858-8850.

Sincerely,

/s/ Gregory N. Bressler
Secretary,
SunAmerica Equity Funds
SunAmerica Income Funds
SunAmerica Series, Inc.
SunAmerica Specialty Series
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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

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JOINT PROXY STATEMENT

OF

SuNAMERICA EQUITY FUNDS

SunAmerica Income Funds

SunAmerica Series, Inc.

SunAmerica Specialty Series

Harborside 5, 185 Hudson St., Suite 3300
Jersey City, NJ 07311-4992
800.858.8850

And

PROSPECTUS

OF

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202
800.543.0407

April 12, 2021

This Joint Proxy Statement/Prospectus is being furnished to shareholders of each series listed in the table below under the heading Target Funds (each, a “Target Fund” and collectively, the “Target Funds”) of each registered investment company listed in the table below under the heading Registrants (each, a “Registrant” and collectively, the “Registrants”). The Board of Directors or Trustees, as applicable (the “Board”), of each Registrant has called a Joint Special Meeting of Shareholders (the “Special Meeting”) of its respective Target Fund(s) to be held virtually on June 10, 2021 at 4:00 p.m., Eastern time, and any adjournment or postponement thereof. This Joint Proxy Statement/Prospectus and the enclosed proxies are first being sent to shareholders of the Target Funds on or about April 19, 2021 to vote on the following proposals: (i) the reorganization of each of the AIG Active Allocation Fund and the AIG Multi-Asset Allocation Fund, series of SunAmerica Series, Inc., into the Touchstone Balanced Fund, a series of Touchstone Strategic Trust; (ii) the reorganization of each of the AIG Flexible Credit Fund and the AIG Strategic Bond Fund, series of SunAmerica Income Funds, into the Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust; (iii) the reorganization of the AIG Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, into the Touchstone Large Cap Focused Fund, a series of Touchstone Strategic Trust; (iv) the reorganization of the AIG International Dividend Strategy Fund, a series of SunAmerica Equity Funds, into the Touchstone International Equity Fund, a series of Touchstone Strategic Trust; and (v) the AIG Strategic Value Fund, a series of SunAmerica Series, Inc., into Touchstone Value Fund, a series of Touchstone Strategic Trust.

Registrants	Target Funds
SunAmerica Series, Inc., a Maryland corporation	AIG Active Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Flexible Credit Fund
SunAmerica Specialty Series, a Delaware statutory trust	AIG Focused Alpha Large-Cap Fund
SunAmerica Equity Funds, a Massachusetts business trust	AIG International Dividend Strategy Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Multi-Asset Allocation Fund
SunAmerica Income Funds, a Massachusetts business trust	AIG Strategic Bond Fund
SunAmerica Series, Inc., a Maryland corporation	AIG Strategic Value Fund

5

Shareholders of record of each Target Fund as of the close of business on March 31, 2021 (the “Record Date”) are entitled to notice of and eligible to vote at the Special Meeting. At the Special Meeting, shareholders of each Target Fund will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and each Registrant, on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the respective Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The following table shows each Target Fund and the corresponding Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to holders of each share class of the Target Fund.

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
AIG Active Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C
AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG International Dividend Strategy Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class W	Class Y
AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C
AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class W	Class Y

6

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
AIG Strategic Value Fund	Touchstone Value Fund
Class A	Class A
Class C	Class C
Class W	Class Y

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on July 16, 2021, or as soon as practicable thereafter.

Each Target Fund and each Acquiring Fund is a series of a registered open-end management investment company (mutual funds). The following Acquiring Funds are each currently operating mutual funds: Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, and Touchstone Value Fund (each, an “Operating Fund” and collectively, the “Operating Funds”). Touchstone Strategic Income Opportunities Fund (the “Shell Fund”) is a newly organized series of Touchstone Strategic Trust that has been created solely for the purpose of completing the applicable Reorganizations and will not commence operations prior to the closing of the Reorganizations. Touchstone Strategic Trust is sometimes referred to in this Joint Proxy Statement/Prospectus as the “Acquiring Trust.” The Target Funds and the Acquiring Funds are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the meeting in person.

If your shares in your Target Fund(s) are held by a financial intermediary (such as a broker-dealer or a bank), and you wish to attend and vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary reflecting your Target Fund’s name, the number of shares you held as of the Record Date, as well as your name and address.  Please email your legal proxy to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then provide you with your credentials to attend the Special Meeting. If your shares in your Target Fund are held by a financial intermediary, and you wish to attend, but not vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with your Target Fund(s) name(s) in the subject line and include your full name, address, and satisfactory proof of ownership. After receiving this information, AST will then provide you with your credentials to attend the Special Meeting.

If you are a shareholder of record of your Target Fund(s) – your shares are held in your name as reflected in your Target Fund’s records – and you wish to attend and/or vote at the Special Meeting, please send AST with your intention to attend the meeting, to AST at attendameeting@astfinancial.com with your Target Fund(s) name(s) in the subject line, your name and address in the body of the email.  After receiving this information, AST will then provide you with your credentials for attending the Special Meeting.

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations. This document also serves as a prospectus for the offering and issuance of the shares of each Acquiring Fund to be issued in the Reorganizations. A Statement of Additional Information (“SAI”) dated April 12, 2021 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that they are legally considered to be part of this Joint Proxy Statement/Prospectus).

7

Additional information concerning the Target Funds and the Operating Funds is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as it relates to the Target Funds and the Operating Funds. No other parts of such documents are incorporated by reference herein. Because the Shell Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectus, SAI or annual or semi-annual reports are available for the Shell Fund at this time.

Information About the Target Funds:	How to Obtain this Information:
Prospectus for SunAmerica Equity Funds, dated January 28, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-04801; 033-08021)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-019119 filed January 27, 2021)
Statement of Additional Information for SunAmerica Equity Funds, dated January 28, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-04801; 033-08021)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-025649 filed February 2, 2021)
Annual Report for SunAmerica Equity Funds, for the fiscal year ended September 30, 2020 (File Nos. 811-04801; 033-08021)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-20-312593 filed December 8, 2020)
Prospectus for SunAmerica Income Funds, dated July 29, 2020, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-04708; 033-06502)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-20-201054 filed July 28, 2020)
Statement of Additional Information for SunAmerica Income Funds, dated July 29, 2020, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-04708; 033-06502)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-20-201054 filed July 28, 2020)
Annual Report for SunAmerica Income Funds, for the fiscal year ended March 31, 2020 (File Nos. 811-04708; 033-06502)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-20-163509 filed June 8, 2020)
Semi-Annual Report for SunAmerica Income Funds, for the six month period ended September 30, 2020 (File Nos. 811-04708; 033-06502)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-20-312555 filed December 8, 2020)
Prospectus for SunAmerica, Series, Inc., dated February 26, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-07797; 333-11283)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-067786 filed March 3, 2021)
Statement of Additional Information for SunAmerica Series, Inc., dated February 26, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-07797; 333-11283)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-067786 filed March 3, 2021)
Annual Report for SunAmerica Series, Inc., for the fiscal year ended October 31, 2020 (File Nos. 811-07797; 333-11283)	On file with the SEC (www.sec.gov) (Accession No. 0001104659-21-001905 filed January 7, 2021)

8

Prospectus for SunAmerica Specialty Series, dated February 26, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-21482; 333-111662)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-059883 filed February 26, 2021)
Statement of Additional Information for SunAmerica Specialty Series, dated February 26, 2021, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-21482; 333-111662)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-059883 filed February 26, 2021)
Annual Report for SunAmerica Specialty Series, for the fiscal year ended October 31, 2020 (File Nos. 811-21482; 333-111662)	On file with the SEC (www.sec.gov) (Accession No. 0001193125-21-003979 filed January 7, 2021)

Information About the Operating Funds:	How to Obtain this Information:
Prospectus for Touchstone Strategic Trust, dated October 30, 2020, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-20-000155 filed October 28, 2020)
Statement of Additional Information for Touchstone Strategic Trust, dated October 30, 2020, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-20-000155 filed October 28, 2020)
Annual Report for Touchstone Strategic Trust, for the fiscal year ended June 30, 2020 (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0001104659-20-101422 filed September 1, 2020)
Semi-Annual Report for Touchstone Strategic Trust, for the fiscal year ended December 31, 2020 (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0001104659-21-031220 filed March 3, 2020)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov. Copies of above-referenced documents relating to the Target Funds may also be obtained upon oral or written request without charge by calling 800.858.8850, on the Target Funds’ website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html or by writing to AIG Fund Services, Inc. at Harborside 5, 185 Hudson St., Suite 3300, Jersey City, NJ 07311-4992. Copies of above-referenced documents relating to the Acquiring Funds may also be obtained upon oral or written request without charge by calling 800.543.0407, on the Acquiring Funds’ website at TouchstoneInvestments.com or by writing to Touchstone Strategic Trust at P.O. Box 9878, Providence, Rhode Island 02940.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Funds:

•	is not a deposit of, or guaranteed by, any bank
•	is not insured by the FDIC, the Federal Reserve Board or any other government agency
•	is not endorsed by any bank or government agency
•	involves investment risk, including possible loss of your original investment.
9

10

BACKGROUND AND GENERAL SUMMARY

The following questions and answers provide a brief overview of the key features of the reorganizations of the Target Funds into each respective Acquiring Fund (the “Reorganizations”) and other matters typically of concern to shareholders considering a proposed combination of mutual funds. These questions and answers are qualified in their entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference. The description of the Reorganizations is qualified by reference to the full texts of the respective Agreement and Plan of Reorganization (each a “Plan”). Forms of Plans are attached as Exhibit A to this Joint Proxy Statement/Prospectus.

Q.       What is being proposed?

A.       Following a strategic review, and with careful consideration, AIG Life & Retirement, a division of American International Group, Inc. (“AIG”), determined that the retail mutual fund asset management business of SunAmerica Asset Management, LLC (“SunAmerica”), an indirect wholly-owned subsidiary of AIG and the Target Funds’ investment advisor, was no longer core to AIG Life & Retirement’s offerings. As a result of this decision, following a process of identifying potential buyers, AIG, SunAmerica, Western & Southern Financial Group, Inc. (“W&S”), and Touchstone Advisors, Inc. (“Touchstone Advisors”), an indirect wholly-owned subsidiary of W&S, entered into an Asset Purchase Agreement pursuant to which SunAmerica has agreed to sell certain assets relating to its retail mutual fund asset management business to Touchstone Advisors in exchange for cash consideration (the “Transaction”). In connection with the Transaction, SunAmerica recommended and the Board of Directors or Trustees, as applicable, of each of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series Inc., and SunAmerica Specialty Series (each, a “Target Funds Board”) considered and approved the reorganization of each respective Target Fund into the corresponding Acquiring Fund. At the Joint Special Meeting of Shareholders (“Special Meeting”) on June 10, 2021, shareholders of each Target Fund will be asked to vote on a proposal to reorganize their Target Fund into the corresponding Acquiring Fund, as set forth below, each with a similar investment goal and principal investment strategies:

Target Funds	Acquiring Funds
AIG Active Allocation Fund, a series of SunAmerica Series, Inc.	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
AIG Flexible Credit Fund, a series of SunAmerica Income Funds	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
AIG Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series	Touchstone Large Cap Focused Fund, a series of Touchstone Strategic Trust
AIG International Dividend Strategy Fund, a series of SunAmerica Equity Funds	Touchstone International Equity Fund, a series of Touchstone Strategic Trust
AIG Multi-Asset Allocation Fund, a series of SunAmerica Series, Inc.	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
AIG Strategic Bond Fund, a series of SunAmerica Income Funds	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
AIG Strategic Value Fund, a series of SunAmerica Series, Inc.	Touchstone Value Fund, a series of Touchstone Strategic Trust

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The consummation of the Reorganization as to a Target Fund and its corresponding Acquiring Fund is not contingent upon the consummation of the Reorganization of any other Target Fund and its corresponding Acquiring Fund. The completion of the Transaction, however, is subject to the satisfaction or waiver of certain conditions including that (1) shareholders of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, series of SunAmerica Series, Inc. (“Approving Funds”), whose reorganizations are discussed in a separate joint proxy/prospectus, shall have approved their respective reorganization as set forth in the Touchstone Funds Group Trust Proxy Statement (as defined below) and such Approving Funds shall have a minimum amount of assets at closing as agreed between SunAmerica and Touchstone Advisors, and (2) shareholders of the Target Funds and the other AIG funds proposed to reorganize into Touchstone funds representing a minimum amount of assets under management at the closing of the Transaction shall have approved their respective reorganizations, as agreed between SunAmerica and Touchstone Advisors.

Shareholders of record of each Target Fund as of the close of business on March 31, 2021 are entitled to notice of and are eligible to vote at the Special Meeting. Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on July 16, 2021, or as soon as practicable thereafter.

Q.       What is the recommendation of the Target Funds Boards?

A.       After considering the proposed Reorganizations, each Target Funds Board determined, at a meeting held on February 8, 2021, that each Reorganization was in the best interests of the applicable Target Fund and its shareholders. In approving the Reorganizations, the Target Funds Board considered, among other factors, that the Reorganizations offer shareholders of the Target Funds an opportunity to be part of a larger mutual fund complex offering a diversified fund line-up with free exchangeability among funds and sponsored by a reputable and respected investment adviser with a proven track record of successful acquisitions, and that the Reorganizations present an excellent opportunity for the shareholders of each Target Fund to become investors in a fund that has a larger asset size than the Target Fund, total annual fund operating expenses that are no higher than the total annual fund operating expenses of the Target Fund (after applicable expense waivers), and a strong historical investment performance record. In addition, each Reorganization will provide Target Fund shareholders with an opportunity to continue their investment in a Touchstone Fund with an investment goal and principal investment strategies similar to those of their Target Fund through a tax-free reorganization of the Target Fund into the corresponding Acquiring Fund.

Each Target Funds Board recommends that shareholders of the respective Target Funds approve the Reorganization of their Fund.

See “Information About the Reorganizations – Target Funds Board Approval of the Reorganizations” for additional information regarding each Target Funds Board’s considerations.

Q.       How do the fees and expenses of the Funds compare?

A.       Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to maintain the total annual operating expense ratio (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) for each class of shares of each Acquiring Fund offered hereby to an amount no greater than the total annual operating expense ratio of the corresponding class of shares of the corresponding Target Fund for the Target Fund’s most recent fiscal year end (after giving effect to any fees waived and expenses reimbursed for the Target Fund). These contractual expense limitations will remain in place for a period of at least two years from the closing date of the Reorganizations. Additional information regarding the pro forma fees and expenses for the Funds involved in each Reorganization can be found under the Summary section for your Target Fund’s Reorganization. Additional information regarding the terms of the expense limitation agreements can be found under “The Funds’ Management – Expense Limitation Agreement.”

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Q.       How do the Target Funds’ and Acquiring Funds’ investment goals and principal investment strategies compare?

A.       Although each Target Fund and the corresponding Acquiring Fund have similar investment goals and principal investment strategies, there are some differences. In addition, the analytical tools, techniques and investment selection process used by the sub-advisors of the Acquiring Funds to select investments may be different from those used by SunAmerica and the sub-advisors of the Target Funds. The section of this Joint Proxy Statement/Prospectus entitled “Summary” for your Target Fund’s Reorganization describes in detail the differences between the investment goals and principal investment strategies of each Target Fund and the corresponding Acquiring Fund.

Q.       Who will manage the Acquiring Funds after the Reorganizations?

A.       Touchstone Advisors currently serves as investment advisor to the Acquiring Funds. With respect to each Acquiring Fund, Touchstone Advisors employs a sub-advisor to provide portfolio management services. The sub-advisors are overseen by Touchstone Advisors and by the Board of Trustees of Touchstone Strategic Trust (“Acquiring Funds Board”). The Acquiring Funds into which each of the AIG Active Allocation Fund, AIG Focused Alpha Large-Cap Fund, AIG International Dividend Strategy Fund, and AIG Multi-Asset Allocation Fund will be reorganized currently utilize Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors, as a sub-advisor. The Acquiring Fund into which each of the AIG Flexible Credit Fund and AIG Strategic Bond Fund will be reorganized is expected to utilize Fort Washington as a sub-advisor. The Acquiring Fund into which AIG Strategic Value Fund will be reorganized currently utilizes Barrow, Hanley, Mewhinney & Strauss, LLC, as a sub-advisor. The portfolio management teams of each Acquiring Fund will differ from the current portfolio managers of the corresponding Target Fund. The SEC has granted an exemptive order that permits Touchstone Strategic Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. The Acquiring Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with Touchstone Strategic Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Acquiring Funds. Shareholders of an Acquiring Fund will be notified of any material changes in its sub-advisory arrangements; please see the sections of the Joint Proxy Statement/Prospectus entitled “Summary” for your Target Fund’s Reorganization and “The Funds’ Management.”

The Target Funds are currently managed by SunAmerica. With respect to the AIG Focused Alpha Large-Cap Fund, AIG Strategic Bond Fund and AIG Flexible Credit Fund, SunAmerica employs a sub-advisor to provide portfolio management services. SunAmerica does not employ a sub-advisor with respect to the AIG Active Allocation Fund, AIG Multi-Asset Allocation Fund, AIG Strategic Value Fund, and AIG International Dividend Strategy Fund.

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Q.       What will happen to my existing shares?

A.       At the closing, your Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) the Acquiring Fund’s assumption of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the respective Plan, and (ii) newly issued shares of the Acquiring Fund having a value equal to the aggregate net assets of the Target Fund. Immediately after the Reorganization of your Target Fund, you will own shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.       How similar are the Target Funds’ and Acquiring Funds’ share classes?

A.        The share classes of the Target Funds are similar to the corresponding share class of the Acquiring Funds. The Target Funds’ Class A shares are subject to a sales charge (load) of up 5.75% and Acquiring Funds’ Class A shares are subject to a sales charge (load) of up to 5.00%. The Target Funds’ and Acquiring Funds’ Class C shares and the Target Funds’ Class B shares are subject to a contingent deferred sales charge (load). The Target Funds’ and Acquiring Funds’ Class A and C shares and the Target Funds’ Class B shares are also subject to distribution and/or service (12b-1) fees. The Target Funds’ Class W shares and the Acquiring Funds’ Class Y shares are not subject to any sales charge (load) or 12b-1 fees. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Funds and the Acquiring Funds and on the presence of a distribution plan for each share class. In addition, similarities in shareholder services and expenses were considered.

Q.       Will I have to pay federal income taxes as a result of my Target Fund’s Reorganization?

A.       Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund in their Target Fund’s Reorganization. While it is unlikely a Fund holds stock in a foreign corporation classified as a passive foreign investment company (“PFIC”), in the case of a Reorganization involving the combination of two existing Funds (an “Existing Fund Reorganization”), if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost. Each Reorganization involving the newly created series of Touchstone Strategic Trust is referred to as a “New Fund Reorganization”.

Shareholders of a Fund involved in an Existing Fund Reorganization may receive a higher level of taxable distributions as a result of the Reorganization. Prior to the closing of an Existing Fund Reorganization, the Target Fund may distribute all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the shareholders of such Target Fund and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless the shareholders are tax-advantaged accounts such as an individual retirement account or 401(k) plan (in which case the owners of such accounts may be taxed upon withdrawal of their investment from such accounts). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares.

In addition, a significant portion of the portfolio securities of each Target Fund are expected to be sold following the Reorganization. To the extent that portfolio investments received by an Acquiring Fund from a Target Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). The section of this Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations – Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

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Q.       Will I have to pay any sales charge (load), commission, or other similar fee in connection with the Reorganization?

A.       No, you will not pay any sales charge (load), commission, or other similar fee in connection with the receipt of Acquiring Fund shares in the Reorganization of your Target Fund. In addition, any applicable investment minimums will not apply with regard to your receipt of Acquiring Fund shares in a Reorganization. If you hold Target Fund shares that are subject to contingent deferred sales charges (Class A shares, Class B shares or Class C shares), the Acquiring Funds will look to the date of purchase of your Target Fund shares for purposes of assessing such contingent deferred sales charges.

Q.       What if I redeem my shares before the Reorganization of my Target Fund takes place?

A.       If you choose to redeem your Target Fund shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q.       How do the distribution policies of the Funds compare?

A.       Like the Target Funds, each Acquiring Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Net investment income dividends are declared and paid quarterly for the Touchstone Balanced Fund and Touchstone Value Fund and annually for the Touchstone International Equity Fund and Touchstone Large Cap Focused Fund. Net investment income dividends are declared and paid monthly for the Touchstone Strategic Income Opportunities Fund. Net investment income dividends are declared and paid annually for the AIG Focused Alpha Large-Cap Fund, the AIG Multi-Asset Allocation Fund and the AIG Strategic Value Fund, quarterly for the AIG Active Allocation Fund and the AIG International Dividend Strategy Fund, and declared daily and paid monthly for the AIG Strategic Bond Fund and the AIG Flexible Credit Fund.

Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganizations, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in your Target Fund’s Reorganization or, if you have so elected, distributed in cash. For more information, see the section entitled “Distributions and Taxes – Distribution Policy.”

Q.       How do I purchase, exchange and redeem shares after the Reorganizations?

A.       Shares of the Target Funds may currently be purchased and redeemed in accordance with the policies of the Target Funds, and you may exchange shares of the Target Funds for shares of other series within the SunAmerica family of funds, subject to applicable policies and procedures. In connection with the Reorganizations, you will become a shareholder of a Fund that is part of the Touchstone family of funds. You will be able to purchase and redeem shares of your Fund in accordance with the policies of the Acquiring Funds. You may also exchange shares of your Acquiring Fund for shares of other Funds in the Touchstone family of funds, including the other Acquiring Funds, subject to applicable policies and procedures of the Touchstone family of funds. For more information, see the section entitled “Distributions and Taxes –Distribution Policy.” The Target Funds’ policies and procedures applicable to purchases, exchanges, and redemptions are generally comparable to those of the Acquiring Funds; however, following the Reorganizations, purchases, exchanges, and redemptions of Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See “Investing with Touchstone.”

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Q.       Who will pay the costs of the Reorganizations?

A.       Touchstone Advisors and SunAmerica (or their respective affiliates) will pay the costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus whether or not the Reorganizations are consummated. The costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities) are estimated to be approximately $5.25 million in the aggregate. It is not anticipated that the Target Funds will be repositioned prior to the Reorganizations (with the exception of certain limited securities and derivative positions), though the Target Funds may sell certain securities that may be less liquid or for other reasons would be advantageous to sell prior to the Reorganizations. Because any repositioning generally will occur following the Reorganizations, shareholders of the combined Fund (including Target Fund shareholders who receive shares in a Reorganization) will bear such costs. Additional information regarding expected portfolio repositioning and related transaction costs in connection with purchases and sales of securities for each Reorganization is included in the “Summary” for your Target Fund.

Q.       What is the required vote to approve each Reorganization?

A.       In addition to applicable Board approval, the required shareholder approvals for each Target Fund are set forth below.

Target Fund(s)	Required Shareholder Approval
AIG Flexible Credit Fund and AIG Strategic Bond Fund (each a series of SunAmerica Income Funds)	The lesser of (i) 67% or more of the total number of shares of a Retail Fund present or represented by proxy at the meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of a Retail Fund (“1940 Act Majority”).
AIG International Dividend Strategy Fund (a series of SunAmerica Equity Funds)	A 1940 Act Majority
AIG Active Allocation Fund, AIG Multi-Asset Allocation Fund, and AIG Strategic Value Fund (each a series of SunAmerica Series, Inc.)	A 1940 Act Majority
AIG Focused Alpha Large-Cap Fund (a series of SunAmerica Specialty Series)	A 1940 Act Majority

Q.       Why did I receive two proxy statements?

A.       This is not a duplicate proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other proxy statement. There is a separate proxy statement that pertains to: (i) the reorganization of each of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, series of SunAmerica Series, Inc., into the Touchstone Dividend Equity Fund, a newly created series of Touchstone Funds Group Trust; (ii) the reorganization of the AIG Focused Growth Fund, a series of SunAmerica Specialty Series, into the Touchstone Sands Capital Select Growth Fund, a series of Touchstone Funds Group Trust; (iii) the reorganization of the AIG Senior Floating Rate Fund, a series of SunAmerica Senior Floating Rate Fund, Inc., into the Touchstone Credit Opportunities Fund, a series of Touchstone Funds Group Trust; and (iv) the reorganization of the AIG U.S. Government Securities Fund, a series of SunAmerica Income Funds, into the Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust (the “Touchstone Funds Group Trust Proxy Statement”).

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Q.       What will happen if shareholders of one or more Target Funds do not approve the Reorganization or the Transaction is not completed?

A.       If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and such Target Funds Board will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund. The consummation of the Reorganization as to a Target Fund and its corresponding Acquiring Fund is not contingent upon the consummation of the Reorganization of any other Target Fund and its corresponding Acquiring Fund; provided, however, that, as noted below, no Reorganization will be consummated if shareholders of the Approving Funds, whose reorganizations are discussed in the Touchstone Funds Group Trust Proxy Statement, do not approve the reorganization of their respective Target Fund.

The completion of the Transaction is subject to the satisfaction or waiver of certain conditions including that (1) shareholders of the Approving Funds, whose reorganizations are discussed in the Touchstone Funds Group Trust Proxy Statement, shall have approved their respective reorganization as set forth in the Touchstone Funds Group Trust Proxy Statement and such funds shall have a minimum amount of assets at closing as agreed between SunAmerica and Touchstone Advisors, and (2) shareholders of the Target Funds and the other AIG funds proposed to reorganize into Touchstone funds representing a minimum amount of assets under management at closing as agreed between SunAmerica and Touchstone Advisors shall have approved their respective reorganizations.

While the consummation of the Reorganization as to a Target Fund and its corresponding Acquiring Fund is not contingent upon the consummation of the Reorganization of any other Target Fund and its corresponding Acquiring Fund, if the above closing conditions, or any other closing conditions with respect to the Transaction are not satisfied, then Touchstone Advisors is not obligated to close the Transaction, and absent a waiver from Touchstone Advisors, none of the Reorganizations would be consummated. In that event, each respective Target Funds Board will consider other possible courses of action for the Target Funds. The consummation of the Reorganization as to a Target Fund and its corresponding Acquiring Fund is not contingent upon the consummation of the Reorganization of any other Target Fund and its corresponding Acquiring Fund.

Q.       What will happen to my account options, such as my automatic investment plan?

A.       Your current election with respect to automatic investment plans and systematic withdrawal plans and distributions will be automatically enacted on your new account at Touchstone Funds. Your current bank instructions on file with the Target Fund(s) also will be enacted on your Touchstone Funds account.

Q.       For Class A shares, will my net asset value (“NAV”) purchase privileges (eligibility for sales load waivers) be converted or do I need to re-enroll?

A.       For the majority of shareholders with NAV privileges, those elections will carry over and no action will be required to maintain that election. There are some isolated circumstances which may result in changes to NAV privileges. If this affects your account, you will receive a separate communication alerting you to this change.

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Q.       When will the Reorganizations occur?

A.       Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on July 16, 2021, or as soon as practicable thereafter.

Q.       Whom should I contact for more information?

A.       You can contact our proxy solicitor, AST Fund Solutions, LLC, at 866-340-7108.

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SUMMARY: REORGANIZATION OF AIG ACTIVE ALLOCATION FUND INTO TOUCHSTONE BALANCED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Active Allocation Fund will receive shares of the Touchstone Balanced Fund, as follows:

AIG Active Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the corresponding Touchstone Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund takes places and (ii) assuming that both the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund and the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganizations, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class B and Class C shares of the AIG Active Allocation Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended October 31, 2020. Expenses for the Class A and Class C shares of the Touchstone Balanced Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve months ended December 31, 2020, the Acquiring Fund’s most recent semi-annual period end. The pro forma fees and expenses for the Class A and Class C shares of the Touchstone Balanced Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the twelve month period ended December 31, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for all share classes. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee of 0.10%. This is lower than the effective management fee paid by the Acquiring Fund of 0.50% that would be paid by the Acquiring Fund including the Target Fund net assets. The higher effective management fee of the Acquiring Fund reflects the fact that the Acquiring Fund invests directly in securities, and to a limited extent in other investment companies, whereas the Target Fund is a fund of funds that invests in affiliated investment companies and, therefore, bears more acquired fund fees and expenses than the Acquiring Fund (the fees and expenses of the underlying funds in which it invests).

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary – Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Active Allocation Fund - Class A Shares	5.75%	None	Up to $15
Touchstone Balanced Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Balanced Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Active Allocation Fund - Class B Shares	None	4.00%	Up to $15
Touchstone Balanced Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Balanced Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Active Allocation Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Balanced Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Balanced Fund - Class C Shares Pro Forma	None	1.00%	Up to $15

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Active Allocation Fund (Class A Shares)	Touchstone Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.51%	0.49%
Distribution/Service (12b-1) Fees	0.00%	0.25%	0.25%	0.25%
Other Expenses	0.16%	0.28%	0.26%(2)	0.26%(2)
Acquired Fund Fees and Expenses	1.26%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.52%(3)	1.06%	1.03%	1.01%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.04%(4)	-0.01%(5)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.52%(3)	1.02%(4)	1.02%(5)	1.01%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Active Allocation Fund (Class B Shares)	Touchstone Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.51%	0.49%
Distribution/Service (12b-1) Fees	0.65%	0.25%	0.25%	0.25%
Other Expenses	0.32%	0.28%	0.26%(2)	0.26%(2)
Acquired Fund Fees and Expenses	1.26%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.33%(3)	1.06%	1.03%	1.01%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.04%(4)	-0.01%(5)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.33%(3)	1.02%(4)	1.02%(5)	1.01%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Active Allocation Fund (Class C Shares)	Touchstone Balanced Fund (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.51%	0.49%
Distribution/Service (12b-1) Fees	0.65%	1.00%	1.00%	1.00%
Other Expenses	0.25%	0.34%	0.32%(2)	0.32%(2)
Acquired Fund Fees and Expenses	1.26%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.26%(3)	1.87%	1.84%	1.82%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.08%(4)	-0.05%(5)	-0.03%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26%(3)	1.79%(4)	1.79%(5)	1.79%(5)

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(1)	Represents Pro Forma information if both the AIG Active Allocation Fund and the AIG Multi-Asset Allocation Fund reorganize into the Touchstone Balanced Fund. The Reorganizations of the AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.
(2)	Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund.
(3)	Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report.
(4)	Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.01% and 1.78%, of average daily net assets for Classes A, and C shares, respectively. This contractual expense limitation is effective through October 29, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(5)	Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.01% and 1.78% of average daily net assets for Classes A and C shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund and pro forma cost of investing in the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund takes place and (ii) assuming that both the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund and the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Touchstone Balanced Fund will remain in place for one year and the expense limitation agreement that will take effect as of the closing of the Reorganization(s) will remain in place for two years following the closing of the Reorganization(s). The examples regarding Class B shares and Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Active Allocation Fund	$721	$1,028	$1,356	$2,283
Touchstone Balanced Fund	$599	$817	$1,052	$1,726
Touchstone Balanced Fund Pro Forma	$599	$809	$1,038	$1,695
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$598	$805	$1,030	$1,674
Class B Shares/Class A Shares
AIG Active Allocation Fund Class B Shares	$636	$1,027	$1,445	$2,464
Touchstone Balanced Fund Class A Shares	$599	$817	$1,052	$1,726
Touchstone Balanced Fund Class A Shares Pro Forma	$599	$809	$1,038	$1,695
Touchstone Balanced Fund Class A Shares Pro Forma (both Reorganizations)	$598	$805	$1,030	$1,674
Class C Shares
AIG Active Allocation Fund	$329	$706	$1,210	$2,409
Touchstone Balanced Fund	$282	$580	$1,004	$2,184
Touchstone Balanced Fund Pro Forma	$282	$569	$986	$2,150
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$282	$567	$979	$2,132

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Active Allocation Fund	$229	$706	$1,210	$2,409
Touchstone Balanced Fund	$182	$580	$1,004	$2,184
Touchstone Balanced Fund Pro Forma	$182	$569	$986	$2,150
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$182	$567	$979	$2,132

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

Before the Acquiring Fund commenced operations, the assets and liabilities of the Sentinel Balanced Fund (the “Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on October 27, 2017. The investment objectives, guidelines, and restrictions of the Predecessor Fund were similar to those of the Acquiring Fund. The performance information included prior to October 27, 2017 is that of the Predecessor Fund.

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Updated information on the Target Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 1.800.543.0407.

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AIG Active Allocation Fund-Class A Shares

Best Quarter: Second Quarter, 2020 13.75%	Worst Quarter: First Quarter, 2020 -15.25%

The AIG Active Allocation Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -0.30%.

Touchstone Balanced Fund-Class A Shares

Best Quarter: Second Quarter, 2020 14.80%	Worst Quarter: First Quarter, 2020 -11.09%

The Touchstone Balanced Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -1.11%.

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Average Annual Total Returns
For the periods ended December 31, 2020

AIG Active Allocation Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/08/2002	3.47%	6.45%	5.89%
Class A (return after taxes on distributions)	11/08/2002	2.45%	5.08%	4.89%
Class A (return after taxes on distributions and sale of fund shares)	11/08/2002	2.59%	4.76%	4.43%
Class B (return before taxes)	11/08/2002	5.06%	6.70%	5.95%
Class C (return before taxes)	11/08/2002	8.13%	7.02%	5.84%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	20.89%	15.43%	13.79%

Touchstone Balanced Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/15/1938	12.82%	10.93%	9.44%
Class A (return after taxes on distributions)	11/15/1938	10.59%	9.09%	7.89%
Class A (return after taxes on distributions and sale of fund shares)	11/15/1938	8.71%	8.33%	7.36%
Class C (return before taxes)	5/4/1998	16.82%	11.21%	9.32%
Blend comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	N/A	14.73%	11.11%	10.02%

(1)	The Russell 3000® Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.
(2)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment policies of the AIG Active Allocation Fund and the Touchstone Balanced Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below. Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by the Target Fund. Both Funds’ share the investment goal of increases in capital; however, the Target Fund also seeks conservation of principal, whereas the Acquiring Fund also seeks current income. Both Funds’ investment strategies include both equity and fixed income allocations. However, unlike the Acquiring Fund which invests directly in equity and fixed income investments, the Target Fund invests in other mutual funds and has exposure to commodity and global strategies. While the Target Fund has no stated policy regarding credit quality as part of its principal investment strategies, the Acquiring Fund’s sub-advisor primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B. While the Target Fund has no stated policy regarding derivatives as part of its principal investment strategies, the Acquiring Fund may invest in derivatives. While the Target Fund has no stated policy regarding hedging as part of its principal investment strategies, the Acquiring Fund may invest in mortgage dollar-roll transactions, which may be used to hedge market exposure.

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	AIG Active Allocation Fund	Touchstone Balanced Fund
Investment Goal(s):	The investment goals of the Fund are growth of capital and conservation of principal.	The Fund seeks capital appreciation and current income.
Principal Investment Strategy:	The Fund’s principal investment strategy is a fund of funds strategy focusing in equities and fixed-income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.	The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed income and equity securities. The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of the Fund’s prospectus.

Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%

The principal investment technique of the Fund is allocation of assets among a combination of AIG funds that invest in equity and fixed-income securities. The Fund may also invest in the AIG Commodity Strategy Fund, which is categorized as “commodity strategy,” and the AIG Income Explorer Fund, which is categorized as “global strategy,” in the projected asset allocation ranges below. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds (“ETFs”), although the portfolio managers will generally only invest in ETFs to obtain exposure to a particular asset class when there is no AIG fund option available. The AIG funds in which the Fund may invest are referred to herein as the “Underlying AIG Funds” and together with the ETFs as the “Underlying Funds.”

The following chart reflects the projected asset allocation ranges under normal market conditions for the Fund (as invested through the Underlying Funds).

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

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Allocations	Approximate Target Allocation

With respect to fixed-income securities, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington Investment Advisors, Inc., the Fund's subadvisor (“Fort Washington”), primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund's fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Fund may engage in frequent and active trading as part of its principal investment strategies. Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

Fort Washington, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

Domestic Equity Securities	25%-75%
Foreign Equity Securities	0%-20%
Fixed-Income Securities	25%-50%
Commodity Strategy	0%-30%
Global Strategy	0%-20%

SunAmerica Asset Management, LLC (“SunAmerica” or the “Advisor”) rebalances the Fund on an ongoing basis using cash flows. In addition, under normal market conditions, the Advisor will rebalance the Underlying Funds of the Fund quarterly through exchanges, if necessary. However, the Advisor reserves the right to rebalance the Fund through exchanges at any time the Advisor deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying AIG Funds in which the Fund currently intends to invest, see “Information About the Underlying Funds” in the Fund’s prospectus. The Advisor may change the particular Underlying Funds from time to time without notice to investors.

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The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of the Target Fund and the Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for the Target Fund and the Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily because the Target Fund is part of the SunAmerica “family” of funds and the Acquiring Fund is part of the Touchstone “family” of funds.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to management risk, preferred stock/security risk, and U.S. government securities risk. An investment in the AIG Active Allocation Fund is subject to active trading risk, affiliated fund risk, bond market volatility and interest rate fluctuations risk, disciplined strategy risk, exchange-traded funds risk, focused strategy risk, foreign securities risk, prepayment risk, small- and mid-market capitalization companies risk, and stock market volatility and securities selection risk. The AIG Active Allocation Fund is also subject to the risks of investing in the AIG Commodity Strategy Fund. The AIG Active Allocation Fund, to the extent it invests in the AIG Commodity Strategy Fund, is subject to the following additional risks (these risks increase as the Fund’s allocation to the AIG Commodity Strategy Fund increases): commodity exposure risk, commodity-linked derivatives risk, futures contracts risk, subsidiary risk, derivative instruments risk, risks of leverage, credit risk, counterparty risk, interest rate risk, illiquid investments risk, failure to match index performance risk, financial services risk, and regulatory risk.

An investment in the Touchstone Balanced Fund is subject to equity securities risk including large-cap risk, as well as fixed-income risk including asset-backed securities risk, credit risk, interest rate risk, mortgage-backed securities risk, non-investment-grade debt securities risk and U.S. government securities risk, as well as derivatives risk including leverage risk, futures contracts risk, options risk, swap agreements risk and forward currency exchange contract risk, as well as economic and market events risk, foreign securities risk including depositary receipts risk and emerging markets risk, as well as mortgage dollar roll risk and portfolio turnover risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

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Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor and Fort Washington will continue to serve as the sub-advisor to the Touchstone Balanced Fund. The portfolio managers of the Touchstone Balanced Fund are Daniel J. Carter, CFA, James Wilhelm, and Austin R. Kummer, CFA. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended October 31, 2020, the Target Fund’s portfolio turnover rate was 18% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate of the Acquiring Fund was 135% of the average value of its portfolio.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that 100% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 100% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $7,661,008 total (or $0.312 per share) of the combined fund and the spreads and other transaction costs would be expected to total approximately $49,000 in the aggregate (0.008%, or $.002 per share) of the combined fund, based on average transaction costs of the Acquiring Fund.

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SUMMARY: REORGANIZATION OF AIG FLEXIBLE CREDIT FUND INTO TOUCHSTONE STRATEGIC INCOME OPPORTUNITIES FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Flexible Credit Fund will receive shares of the Touchstone Strategic Income Opportunities Fund, as follows:

AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class C	Class C
Class W	Class Y

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Flexible Credit Fund into the Touchstone Strategic Income Opportunities Fund takes places and (ii) assuming that both the Reorganization of the AIG Flexible Credit Fund into the Touchstone Strategic Income Opportunities Fund and the Reorganization of the AIG Strategic Bond Fund into the Touchstone Strategic Income Opportunities Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the AIG Flexible Credit Fund and AIG Strategic Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Touchstone Strategic Income Opportunities Fund following the Reorganization, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class W shares of the AIG Flexible Credit Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve month period ended September 30, 2020, the Target Fund’s most recent semi-annual period end. Pro forma fees and expenses of Touchstone Strategic Income Opportunities Fund are estimated based on the assets of AIG Flexible Credit Fund as of September 30, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for all share classes. At the December 31, 2020 net asset levels, the Target Fund is charged an effective contractual management fee rate of 0.74%. This is higher than the estimated effective management fee paid by the Acquiring Fund of 0.51% that would be paid by the Acquiring Fund including the Target Fund net assets. After fee waivers, the effective management fee paid by the Target Fund is 0.34%; however, as noted above, the pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than the Target Fund’s expenses for all share classes.

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary – Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

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SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Flexible Credit Fund - Class A Shares	3.75%	None	Up to $15
Touchstone Strategic Income Opportunities Fund - Class A Shares Pro Forma	3.25%	None	Up to $15
AIG Flexible Credit Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Strategic Income Opportunities Fund - Class C Shares Pro Forma	None	1.00%	Up to $15
AIG Flexible Credit Fund - Class W Shares	None	None	Up to $15
Touchstone Strategic Income Opportunities Fund - Class Y Shares Pro Forma	None	None	Up to $15

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Flexible Credit Fund (Class A Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.74%	0.55%	0.51%
Distribution/Service (12b-1) Fees	0.35%	0.25%	0.25%
Other Expenses	0.38%	0.34%(2)	0.32%(2)
Total Annual Fund Operating Expenses	1.47%	1.14%	1.08%
Fee Waivers and/or Expense Reimbursements	-0.40%(3), (4)	-0.14%(5)	-0.08%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%(3), (4)	1.00%(5)	1.00%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Flexible Credit Fund (Class C Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class C Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.74%	0.55%	0.51%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.39%	0.35%(2)	0.33%(2)
Total Annual Fund Operating Expenses	2.13%	1.90%	1.84%
Fee Waivers and/or Expense Reimbursements	-0.40%(3), (4)	-0.19%(5)	-0.13%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.73%(3), (4)	1.71%(5)	1.71%(5)

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Flexible Credit Fund Class W (Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class Y Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.74%	0.55%	0.51%
Other Expenses	0.52%	0.34%(2)	0.32%(2)
Total Annual Fund Operating Expenses	1.26%	0.89%	0.83%
Fee Waivers and/or Expense Reimbursements	-0.40%(3), (4)	-0.14%(5)	-0.08%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.86%(3), (4)	0.75%(5)	0.75%(5)

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(1)	Represents Pro Forma information if both the AIG Flexible Credit Fund and the AIG Strategic Bond Fund reorganize into the Touchstone Strategic Income Opportunities Fund. The Reorganizations of the AIG Flexible Credit Fund and the AIG Strategic Bond Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.
(2)	Other Expenses are estimated based on fees and expenses incurred by other funds within the Touchstone fund complex during the most recent fiscal year.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.45%, 2.10% and 1.25% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”) of SunAmerica Income Funds (the “Trust”), including a majority of the trustees of the Board who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).

(4)	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.34% of average daily net assets. This agreement will continue in effect through July 31, 2021, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees.
(5)	Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.00%, 1.71%, and 0.75% of average daily net assets for Classes A, C, and Y shares, respectively. The agreement will remain in effect for at least two years following the Closing of the Reorganization, but can be terminated by a vote of the Board of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Funds with the pro forma cost of investing in the Acquiring Fund. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the AIG Flexible Credit Fund will remain in place through the term of the expense limitation agreement and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization. The examples regarding Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Flexible Credit Fund	$480	$785	$1,111	$2,033
Touchstone Strategic Income Opportunities Fund Pro Forma	$424	$648	$905	$1,641
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$424	$642	$886	$1,585
Class C Shares
AIG Flexible Credit Fund	$276	$628	$1,107	$2,262
Touchstone Strategic Income Opportunities Fund Pro Forma	$274	$559	$990	$2,190
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$274	$553	$971	$2,137
Class W Shares/ Class Y Shares
AIG Flexible Credit Fund	$88	$360	$653	$1,487
Touchstone Strategic Income Opportunities Fund Pro Forma	$77	$255	$465	$1,070
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$77	$249	$444	$1,010

If shares are not redeemed(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Flexible Credit Fund	$176	$628	$1,107	$2,262
Touchstone Strategic Income Opportunities Fund Pro Forma	$174	$559	$990	$2,190
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$174	$553	$971	$2,137

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history. AIG Strategic Bond Fund will be the accounting and performance survivor of the Reorganization; however, if shareholders of AIG Strategic Bond Fund do not approve the Reorganization, then the AIG Flexible Credit Fund will be the accounting and performance survivor. The bar charts and the performance tables below provide some indication of what the risks of an investment in the Acquiring Fund will be by showing how AIG Strategic Bond Fund’s performance has varied from year to year, by showing how AIG Flexible Credit Fund’s performance has varied from year to year, and by showing how AIG Strategic Bond Fund and AIG Flexible Credit Fund’s average annual returns compare with broad measures of market performance.

Performance of AIG Flexible Credit Fund prior to October 1, 2014, represents the performance of such Target Fund prior to its change in strategies and techniques. Accordingly, this performance information does not reflect the management of the Target Fund in accordance with its current investment strategies and techniques.

Each Target Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. The Acquiring Fund will be managed by a different advisor and sub-advisor and pursuant to different strategies than either Target Fund, accordingly, the past performance of the Target Funds does not necessarily reflect how the Acquiring Fund will perform in the future. Performance information for the Acquiring Fund is not available because it has not commenced operations as of the date of the Joint Proxy Statement/Prospectus. For a discussion of the historical performance of all accounts managed by the Fund’s sub-advisor, Fort Washington, with investment objectives, policies, strategies, and risks substantially similar to those of the Fund, see Exhibit D (“Prior Performance For Similar Accounts Managed by Fort Washington for the Touchstone Strategic Income Opportunities Fund”) to this Joint Proxy Statement/Prospectus.

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The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of each Target Fund, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. Updated information on the Target Funds’ performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003.

AIG Flexible Credit Fund-Class A Shares

Best Quarter: Second Quarter, 2020 10.54%	Worst Quarter: First Quarter, 2020 -14.72%

The AIG Flexible Credit Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was 0.67%.

Average Annual Total Returns
For the Periods Ended December 31, 2020

AIG Flexible Credit Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	11/02/1998	-0.22%	4.49%	4.55%	N/A
Class A (return after taxes on distributions)	11/02/1998	-2.12%	2.42%	2.39%	N/A
Class A (return after taxes on distributions and sale of fund shares)	11/02/1998	-0.22%	2.50%	2.53%	N/A
Class C (return before taxes)	08/21/2000	3.15%	4.80%	4.37%	N/A
Class W (return before taxes)	10/01/2014	5.04%	5.64%	N/A	4.30%
Blended Index: 50% Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index(1)/ 50% S&P/LSTA Leveraged Loan Index(2)	10/01/2014	5.09%	6.90%	5.57%	4.92%
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index(1) (reflects no deduction for fees, expenses or taxes)	10/01/2014	7.05%	8.57%	6.79%	5.86%
S&P/LSTA Leveraged Loan Index(2) (reflects no deduction for fees, expenses or taxes)	10/01/2014	3.12%	5.24%	4.32%	3.97%
ICE BofA USD 3-Month LIBOR Constant Maturity Index(3) (reflects no deduction for fees, expenses or taxes)	10/01/2014	1.08%	1.50%	0.90%	1.25%

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(1)	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. Indices are not managed and an investor cannot invest directly in an index.
(2)	The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Indices are not managed and an investor cannot invest directly in an index.
(3)	The ICE BofA USD 3-Month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The information shows how the Target Fund performance compares with the returns of an index of funds with similar investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

AIG Strategic Bond Fund-Class A Shares

Best Quarter: Second Quarter, 2020 7.87%	Worst Quarter: First Quarter, 2020 -6.38%

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The AIG Strategic Bond Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -0.36%.

Average Annual Total Returns
For the Periods Ended December 31, 2020

AIG Strategic Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	11/01/1993	2.67%	4.71%	3.94%	N/A
Class A (return after taxes on distributions)	11/01/1993	1.22%	3.12%	2.26%	N/A
Class A (return after taxes on distributions and sale of fund shares)	11/01/1993	1.53%	2.89%	2.27%	N/A
Class B (return before taxes)	04/01/1994	3.04%	4.59%	3.89%	N/A
Class C (return before taxes)	04/01/1994	6.03%	5.02%	3.76%	N/A
Class W (return before taxes)	01/29/2015	8.03%	5.89%	N/A	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	01/29/2015	7.51%	4.44%	3.84%	3.50%
LIBOR 3-Month Index(2) (reflects no deduction for fees, expenses or taxes)	01/31/2015	0.65%	1.46%	0.88%	1.28%

(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers components for government, government-related, corporate, mortgage pass-through, and commercial mortgage-backed and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
(2)	The LIBOR 3-Month Index is an unmanaged floating rate index at which U.S. dollar deposits are offered on the London Interbank market. Indices are not managed and an investor cannot invest directly in an index. The information shows how the Target Fund performance compares with the returns of an index of funds with similar investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the AIG Flexible Credit Fund and the Touchstone Strategic Income Opportunities Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below. Although the Funds have similar investment strategies and principal policies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by the sub-advisor to the Target Fund. The Target Fund’s investment goal is a high level of total return, whereas the investment goal of the Acquiring Fund is to seek a high level of current income with a focus on capital preservation. Both Funds’ investment strategy includes fixed income allocations. The Target Fund invests, under normal circumstances, at least 80% in credit instruments, derivatives instruments, and exchange-traded funds that are linked to, or provide investment exposure to, credit instruments. Whereas the Acquiring Fund invests at least 80% of its assets in income producing fixed income securities, generally including corporate debt securities, mortgage-related securities, asset-backed securities, government securities and preferred stocks. The Acquiring Fund may also invest in exchange-traded funds. With respect to credit quality, the Target Fund invests in below investment grade high-yield bonds and loans, whereas the Acquiring Fund will primarily invest a minimum of 50% in investment-grade securities, but may also invest in non-investment-grade debt securities. Both Funds may engage in active trading and may invest in non-U.S. investments as outlined below. While the Target Fund has no stated policy regarding hedging, and derivatives and other instruments as part of its principal investment strategies, the Acquiring Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options, which may be used to hedge market exposure.

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	AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund
Investment Goal(s):	The investment goal of the Fund is a high level of total return.	The investment goal of the Fund is to seek a high level of current income with a focus on capital preservation.
Principal Investment Strategy:

The Fund’s principal investment strategies are fixed income investing and investing in secured floating rate loans. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

The principal investment technique of the Fund is active trading in credit instruments. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in credit instruments and derivative instruments and exchange-traded funds (“ETFs”) that are linked to, or provide investment exposure to, credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including, but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables. The Fund may invest in Loans directly or by purchasing “assignments” or “participations,” but primarily intends to invest in Loans by purchasing assignment.

Under normal circumstances, the Fund invests at least 80% of its assets in income producing fixed income securities.  This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders.

Income producing securities generally include corporate debt securities, mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and preferred stocks. The Fund may engage in frequent and active trading as part of its principal investment strategies.

The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), employs a high conviction, yield-oriented investment approach with a relatively focused number of issuers, coupled with sector diversification and diligent risk management resulting in attractive risk-adjusted returns via high levels of income. The Fund incorporates the best investment ideas available to Fort Washington, exploiting Fort Washington’s core competencies of bottom-up credit and structure analysis. The team believes risk monitoring, performance measurement, and active management are key components to achieving attractive risk-adjusted returns.

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The credit instruments in which the Fund intends to primarily invest are U.S. and non-U.S. below investment grade, high-yield bonds (commonly referred to as “junk bonds”) and Loans (rated below Baa by Moody’s Investors Service, Inc. or below BBB by S&P Global Ratings or Fitch, Inc. or determined to be of comparable quality by the Fund’s subadvisor). The Loans consist of direct debt obligations of companies (collectively, “Borrowers”) undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Most, if not all, of the Loans in which the Fund invests will be rated below investment grade or will be unrated Loans of comparable quality. The Fund may invest in ETFs as an additional means to allocate between high-yield bonds and Loans. The Fund may invest in credit instruments of any maturity, although the Fund generally expects to maintain a duration of three years or less, and may at times maintain a negative duration through its use of U.S. Treasury and interest rate futures.

In selecting investments for the Fund, the Fund’s subadvisor employs a fundamental approach that emphasizes qualitative and quantitative credit analysis. The subadvisor expects to tactically allocate the Fund’s assets across below investment grade bonds and Loans, and from time to time may invest all of the Fund’s assets exclusively in one of these asset classes.

The principal investment strategies and principal investment technique of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade rated securities, with a minimum of 50%. The Fund may also invest in non-investment-grade debt securities. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative. The Fund's investment policies are based on credit ratings at the time of purchase. The Fund may also invest up to 20% of its total assets in emerging markets debt securities denominated in either the U.S. dollar or a foreign currency.  The Fund may also invest up to 20% of its assets in public equities.

Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations. The Fund may also invest in exchange traded funds (“ETFs”).

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Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of each Target Fund and each Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for each Target Fund and each corresponding Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Funds are part of the SunAmerica “family” of funds and the Acquiring Funds are part of the Touchstone “family” of funds. The Target Fund may not pledge its assets.

How do the principal risks of investing in the Funds compare?

An investment in the AIG Flexible Credit Fund is subject to active trading risk, below investment grade securities risk, bond market volatility risk, call provisions risk, collateral impairment risk, credit risk, exchange-traded funds risk, foreign securities risk, futures risk, illiquid investments risk, interest rate fluctuations risk, general risks relating to the Loans, LIBOR risk, loan settlement risk, mortgage- and asset-backed securities risk, prepayment risk, redemption risk, and securities selection risk. An investment in the Touchstone Strategic Income Opportunities Fund is subject to fixed-income risk, asset-backed securities risk, credit risk, interest rate risk, investment-grade debt securities risk, mortgage-backed securities risk, non-investment grade debt securities risk, prepayment risk, U.S. government securities risk, management risk, derivatives risk, leverage risk, forward foreign currency exchange contract risk, futures contract risk, options risk, swap agreements risk, economic and market events risk, equity securities risk, preferred stock risk, foreign securities risk, emerging markets risk, sovereign debt risk, mortgage dollar roll risk, other investment companies risk, portfolio turnover risk, and repurchase agreement risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Strategic Income Opportunities Fund. Daniel J. Carter, CFA, Austin R. Kummer, CFA, and Brendan M. White, CFA are expected to serve as the portfolio managers of the Fund. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended March 31, 2020, the Target Fund’s portfolio turnover rate was 67% of the average value of its portfolio. The Acquiring Fund will not commence operations until the consummation of the Reorganization but its portfolio turnover rate is not expected to exceed 100%.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that approximately 98% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had 98% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $4.9 million total (or $0.028 per share) of the combined fund (including the Reorganization of the AIG Strategic Bond Fund) and the spreads and other transaction costs would be expected to total approximately $2.5 million in the aggregate (0.40%, or $0.014 per share) of the combined fund, based on average transaction costs of the Acquiring Fund. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

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SUMMARY: REORGANIZATION OF AIG FOCUSED ALPHA LARGE-CAP FUND INTO TOUCHSTONE LARGE CAP FOCUSED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Focused Alpha Large-Cap Fund will receive shares of the Touchstone Large Cap Focused Fund, as follows:

AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class W	Class Y

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the Touchstone Large Cap Focused Fund assuming the Reorganization of the AIG Focused Alpha Large-Cap Fund into the Touchstone Large Cap Focused Fund takes place. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class W shares of the AIG Focused Alpha Large-Cap Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended October 31, 2020. Expenses for the Class A, Class C and Class Y shares of the Touchstone Large Cap Focused Fund are based on the operating expenses incurred by each class of shares of the Acquiring Fund for the twelve months ended December 31, 2020, the Acquiring Fund’s most recent semi-annual period end. The pro forma fees and expenses for the Class A, Class C, and Class Y shares of the Touchstone Large Cap Focused Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the twelve month period ended December 31, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for all share classes. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee of 1.00%. This is higher than the effective management fee paid by the Acquiring Fund of 0.56% that would be paid by the Acquiring Fund including the Target Fund net assets.

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary - Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Focused Alpha Large-Cap Fund - Class A Shares	5.75%	None	Up to $15
Touchstone Large Cap Focused Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Large Cap Focused Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Focused Alpha Large-Cap Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Large Cap Focused Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Large Cap Focused Fund - Class C Shares Pro Forma	None	1.00%	Up to $15
AIG Focused Alpha Large-Cap Fund - Class W Shares	None	None	Up to $15
Touchstone Large Cap Focused Fund - Class Y Shares	None	None	Up to $15
Touchstone Large Cap Focused Fund - Class Y Shares Pro Forma	None	None	Up to $15

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Focused Alpha Large-Cap Fund (Class A Shares)	Touchstone Large Cap Focused Fund (Class A Shares)	Touchstone Large Cap Focused Fund Pro Forma (Class A Shares) (1)
Management Fees	1.00%	0.60%	0.56%
Distribution/Service (12b-1) Fees	0.35%	0.25%	0.25%
Other Expenses	0.30%	0.21%	0.20%(2)
Liquidity Provider Expenses	0.00%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.65%	1.08%	1.03%
Fee Waivers and/or Expense Reimbursements	0.00%(3)	-0.06%(4)	-0.01%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.65%(3)	1.02%(4)	1.02%(5)

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Focused Alpha Large-Cap Fund (Class C Shares)	Touchstone Large Cap Focused Fund (Class C Shares)	Touchstone Large Cap Focused Fund Pro Forma (Class C Shares) (1)
Management Fees	1.00%	0.60%	0.56%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.37%	0.30%	0.29%(2)
Liquidity Provider Expenses	0.00%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	2.37%	1.92%	1.87%
Fee Waivers and/or Expense Reimbursements	0.00%(3)	-0.11%(4)	-0.06%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.37%(3)	1.81%(4)	1.81%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Focused Alpha Large-Cap Fund (Class W Shares)	Touchstone Large Cap Focused Fund (Class Y Shares)	Touchstone Large Cap Focused Fund Pro Forma (Class Y Shares) (1)
Management Fees	1.00%	0.60%	0.56%
Other Expenses	0.50%	0.27%	0.25%(2)
Liquidity Provider Expenses	0.00%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.50%	0.89%	0.83%
Fee Waivers and/or Expense Reimbursements	0.01%(3)	-0.15%(4)	-0.09%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.51%(3)	0.74%(4)	0.74%(5)

(1)	Represents Pro Forma information if the AIG Focused Alpha Large-Cap Fund reorganized into the Touchstone Large Cap Focused Fund. The Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.

(2)	Other Expenses and Liquidity Provider Expenses are estimated based on fees and expenses of the Acquiring Fund.

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(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).

Any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. Additionally, any recoupments from the Target Fund will not be carried over into the combined fund.

(4)	Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.00%, 1.79%, 0.72% of average daily net assets for Classes A, C, and Y shares, respectively. This contractual expense limitation is effective through October 29, 2021 but can be terminated by a vote of the Board of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)	Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund 1.00%, 1.79%, 0.72% of average daily net assets for Classes A, C, and Y shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund assuming that the Reorganization of the AIG Focused Alpha Large-Cap Fund into the Touchstone Large Cap Focused Fund takes place. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the AIG Focused Alpha Large-Cap Fund will remain in place through the term of the expense limitation agreement and the expense limitation agreement for the Touchstone Large Cap Focused Fund will remain in place for one year in each period and the expense limitation agreement that takes effect upon closing of the Reorganization(s) will be in place for two years following the closing of the Reorganization(s). The examples regarding Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Focused Alpha Large-Cap Fund	$733	$1,065	$1,420	$2,417
Touchstone Large Cap Focused Fund	$599	$821	$1,060	$1,746
Touchstone Large Cap Focused Fund Pro Forma	$599	$809	$1,038	$1,695
Class C Shares
AIG Focused Alpha Large-Cap Fund	$340	$739	$1,265	$2,527
Touchstone Large Cap Focused Fund	$284	$592	$1,027	$2,234
Touchstone Large Cap Focused Fund Pro Forma	$284	$576	$1,000	$2,180
Class W Shares/Class Y Shares
AIG Focused Alpha Large-Cap Fund	$154	$477	$824	$1,802
Touchstone Large Cap Focused Fund	$76	$269	$478	$1,082
Touchstone Large Cap Focused Fund Pro Forma	$76	$246	$442	$1,008

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If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Focused Alpha Large-Cap Fund	$240	$739	$1,265	$2,527
Touchstone Large Cap Focused Fund	$184	$592	$1,027	$2,234
Touchstone Large Cap Focused Fund Pro Forma	$184	$576	$1,000	$2,180

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

The Target Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Predecessor Fund”), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012. Prior to January 23, 2012, the Target Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund, which had a fiscal year end of December 31. Accordingly, the Target Fund’s performance information in the bar chart and table for periods prior to January 23, 2012 is based on that of the Predecessor Fund. The Predecessor Fund’s operating expenses were lower than those of the Target Fund. If the Fund’s higher operating expenses were applied to the performance for the period prior to January 23, 2012, the performance quoted in the bar chart and table would have been lower. In addition, the Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund.

Before the Acquiring Fund commenced operations, the assets and liabilities of the Sentinel Common Stock Fund (the “Sentinel Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on October 27, 2017. The investment objectives, guidelines, and restrictions of the Sentinel Predecessor Fund were similar to those of the Acquiring Fund. The performance information included prior to October 27, 2017 is that of the Sentinel Predecessor Fund.

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 1.800.543.0407.

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AIG Focused Alpha Large-Cap Fund-Class A Shares

Best Quarter: Second Quarter, 2020 24.94%	Worst Quarter: Third Quarter, 2011 -19.07%

The AIG Focused Alpha Large-Cap Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -1.89%.

Touchstone Large Cap Focused Fund-Class A Shares

Best Quarter: Second Quarter, 2020 20.31%	Worst Quarter: First Quarter, 2020 -17.79%

The Touchstone Large Cap Focused Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -0.60%.

Average Annual Total Returns
For the periods ended December 31, 2020

AIG Focused Alpha Large-Cap Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	12/27/2005	13.69%	13.85%	13.26%	N/A
Class A (return after taxes on distributions)	12/27/2005	11.40%	11.39%	11.26%	N/A
Class A (return after taxes on distributions and sale of fund shares)	12/27/2005	9.69%	10.64%	10.53%	N/A
Class C (return before taxes)	01/24/2012	18.85%	14.46%	N/A	14.40%
Class W (return before taxes)	01/24/2012	20.80%	15.35%	N/A	15.31%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	20.96%	15.60%	14.01%	14.98%

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Touchstone Large Cap Focused Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	1/12/1934	17.64%	15.34%	13.14%
Class A (return after taxes on distributions)	1/12/1934	16.12%	12.66%	11.09%
Class A (return after taxes on distributions and sale of fund shares)	1/12/1934	11.48%	11.71%	10.37%
Class C (return before taxes)	5/4/1998	21.88%	15.60%	12.98%
Class Y (return before taxes)	5/4/2007	24.20%	16.84%	14.05%
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	18.40%	15.22%	13.88%

(1)	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index, and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

(2)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the AIG Focused Alpha Large-Cap Fund and the Touchstone Large Cap Focused Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below. Although the Funds have similar investment goals, there are certain differences as noted below. Additionally, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by SunAmerica or any of the Target Fund’s sub-advisors.

While both Funds will under normal market conditions invest at least 80% of their respective assets in large-capitalized companies/stock, the Target Fund’s investment strategy highlights growth, value and “focused” strategies. The Target Fund will hold approximately 40 securities, whereas the Acquiring Fund will hold between 25 and 45 companies. Although both Funds may invest in non-U.S. investments, the Acquiring Fund limits such investments to 35% of its net assets. The Target Fund’s strategy calls for issuer’s market capitalization to be equal to or greater than the median market capitalization of companies in the Russell 1000® Index, at the time of purchase, whereas the Acquiring Fund’s strategy calls for issuer’s market capitalization to be above $5 billion at the time of purchase. While the Target Fund does not have a stated policy on sector or industry focus as part of its principal investment strategies, the Acquiring Fund may invest in any economic sector but may emphasize one or more particular sectors at times. While the Acquiring Fund does not have a stated policy on active trading as part of its principal investment strategies, the Target Fund’s principal investment technique includes active trading of equity securities.

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	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund
Investment Goal(s):	The investment goal of the Fund is growth of capital.	The Fund seeks to provide investors with capital appreciation
Principal Investment Strategy:

The Fund’s principal investment strategies are growth, value and “focused.” The growth-oriented philosophy to which the Fund partly subscribes—that of investing in securities believed to offer the potential for growth of capital —focuses on securities considered to have, among other factors, the potential for above-average earnings growth; to offer proven or unique products or services; or to operate in industries experiencing increasing demand. The value-oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. A focused strategy is one in which an investment advisor actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios.

The Fund is managed by two subadvisors, one manages the large-cap growth portion of the Fund and the other manages the large-cap value portion of the Fund. Each subadvisor may emphasize either a growth or a value orientation, respectively, or a core orientation (i.e., stocks with both growth and value characteristics) at any particular time. Each subadvisor will generally invest in approximately 10 to 20 securities, and the Fund will hold up to a total of 40 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadvisor is selected to manage the Fund or a portion of the Fund’s assets.

The Fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities. The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

• Are trading below its estimate of the companies’ intrinsic value; and

• Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Fund will generally hold 25 to 45 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

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The Fund will invest approximately 50% of its assets in the large-cap growth portion of the Fund and 50% of its assets in the large-cap value portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time.

The principal investment technique of the Fund is active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies that offer the potential for growth of capital. Although the Fund will invest primarily in U.S. markets, each subadvisor may invest in foreign securities, including securities of companies in emerging markets. The subadvisor to the large-cap growth portion of the Fund will invest in companies primarily selected on the basis of company fundamentals but may also consider macroeconomic and other factors. The subadvisor to the large-cap value portion of the Fund will invest in companies primarily selected by utilizing a proprietary quantitative model combined with fundamental analysis. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in large-cap companies.

The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.

The Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and, therefore may, from time to time, have significant exposure to a limited number of issuers.

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Large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000® Index. For the most recent annual reconstitution published as of May 8, 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $1,400.5 billion, and the median market capitalization was approximately $9.3 billion. The market capitalizations of companies in the Fund’s portfolio and the Russell 1000® Index change over time. Companies that fall outside this definition of large-cap companies after the Fund has purchased their securities will continue to be considered large-cap companies for purposes of the Fund’s 80% investment policy; however, additional purchases of these companies will not qualify as such unless, at the time of purchase, the company is able to satisfy this definition.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. Shareholders will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of the Target Fund and the Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for the Target Fund and the Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Fund is part of the SunAmerica “family” of funds and the Acquiring Fund is part of the Touchstone “family” of funds. The Fund may not pledge its assets.

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How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to non-diversified risk. An investment in the AIG Focused Alpha Large-Cap Fund is also subject to active trading risk, emerging markets securities risk, foreign exposure and currency volatility risk, stock market volatility and securities selection risk. An investment in the Touchstone Large Cap Focused Fund is also subject to equity securities risk including large-cap risk, and preferred stock risk, as well as management risk, economic and market events risk, foreign securities risk including depositary receipt risk and emerging markets risk, as well as sector risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor and Fort Washington will continue to serve as the sub-advisor to Touchstone Large Cap Focused Fund. The portfolio manager of Touchstone Large Cap Focused Fund is James Wilhelm. For additional information regarding the advisor, sub-advisor and portfolio manager listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended October 31, 2020, the Target Fund’s portfolio turnover rate was 75% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate of the Acquiring Fund was 29% of the average value of its portfolio.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that approximately 74% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 74% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $94.6 million total (or $1.84 per share) of the combined fund and the spreads and other transaction costs would be expected to total approximately $281,000 in the aggregate (0.011%, or $0.005 per share) of the combined fund, based on average transaction costs of the Acquiring Fund. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

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SUMMARY: REORGANIZATION OF AIG INTERNATIONAL DIVIDEND STRATEGY FUND INTO TOUCHSTONE INTERNATIONAL EQUITY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG International Dividend Strategy Fund will receive shares of the Touchstone International Equity Fund, as follows:

AIG International Dividend Strategy Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class W	Class Y

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the corresponding Touchstone Fund after giving effect to the Reorganization. The pro forma expense ratios project anticipated expenses of the Touchstone Fund following the Reorganization, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class W shares of the AIG International Dividend Strategy Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended September 30, 2020. Expenses for the Class A, Class C and Class Y shares of the Touchstone International Equity Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve month period ended December 31, 2020, the Acquiring Fund’s most recent semi-annual period end. The pro forma fees and expenses for the Class A, Class C, and Class Y shares of the Touchstone International Equity Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the twelve month period ended December 31, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for all share classes. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee of 1.00%. This is higher than the effective management fee paid by the Acquiring Fund of 0.70% that would be paid by the Acquiring Fund including the Target Fund net assets.

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary - Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG International Dividend Strategy Fund - Class A Shares	5.75%	None	Up to $15
Touchstone International Equity Fund - Class A Shares	5.00%	None	Up to $15
Touchstone International Equity Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG International Dividend Strategy Fund - Class C Shares	None	1.00%	Up to $15
Touchstone International Equity Fund - Class C Shares	None	1.00%	Up to $15
Touchstone International Equity Fund - Class C Shares Pro Forma	None	1.00%	Up to $15
AIG International Dividend Strategy Fund - Class W Shares	None	None	Up to $15
Touchstone International Equity Fund - Class Y Shares	None	None	Up to $15
Touchstone International Equity Fund - Class Y Shares Pro Forma	None	None	Up to $15

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG International Dividend Strategy Fund (Class A Shares)	Touchstone International Equity Fund (Class A Shares)	Touchstone International Equity Fund Pro Forma (Class A Shares)(1)
Management Fees	1.00%	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.35%	0.25%	0.25%
Other Expenses	0.79%	0.44%	0.41%(2)
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	2.14%	1.40%	1.37%
Fee Waivers and/or Expense Reimbursements	-0.24%(3)	-0.03%(4)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.90%(3)	1.37%(4)	1.37%(5)

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ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG International Dividend Strategy Fund (Class C Shares)	Touchstone International Equity Fund (Class C Shares)	Touchstone International Equity Fund Pro Forma (Class C Shares) (1)
Management Fees	1.00%	0.70%	0.70%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	1.27%	1.22%	1.19%(2)
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	3.27%	2.93%	2.90%
Fee Waivers and/or Expense Reimbursements	-0.72%(3)	-0.93%(4)	-0.90%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.55%(3)	2.00%(4)	2.00%(5)

	AIG International Dividend Strategy Fund (Class W Shares)	Touchstone International Equity Fund (Class Y Shares)	Touchstone International Equity Fund Pro Forma (Class Y Shares) (1)
Management Fees	1.00%	0.70%	0.70%
Other Expenses	2.50%	0.47%	0.44%(2)
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	3.50%	1.18%	1.15%
Fee Waivers and/or Expense Reimbursements	-1.80%(3)	-0.18%(4)	-0.15%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.70%(3)	1.00%(4)	1.00%(5)

(1)	Represents Pro Forma information if the AIG International Dividend Strategy Fund reorganized into the Touchstone International Equity Fund. The Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.
(2)	Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund.

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(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Advisor”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.90%, 2.55% and 1.70% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Equity Funds as defined in the Investment Company Act of 1940, as amended.

Any contractual waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class. Additionally, any recoupments from the target Fund will not be carried into the combined fund.

(4)	Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.36%, 1.99%, 0.99% of average daily net assets for Classes A, C, and Y shares, respectively. This contractual expense limitation is effective through October 29, 2021 but can be terminated by a vote of the Board of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”
(5)	Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund 1.36%, 1.99%, 0.99% of average daily net assets for Classes A, C, and Y shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the AIG International Dividend Strategy Fund will remain in place through the term of the expense limitation agreement and the expense limitation agreement for the Touchstone International Equity Fund will remain in place for one year in each period and the expense limitation agreement that will take effect as of the Closing to the Reorganization will be in place for two years following the closing of the Reorganization. The examples regarding Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG International Dividend Strategy Fund	$757	$1,138	$1,542	$2,669
Touchstone International Equity Fund	$633	$918	$1,225	$2,093
Touchstone International Equity Fund Pro Forma	$633	$912	$1,212	$2,064
Class C Shares
AIG International Dividend Strategy Fund	$358	$794	$1,355	$2,727
Touchstone International Equity Fund	$303	$819	$1,461	$3,186
Touchstone International Equity Fund Pro Forma	$303	$723	$1,364	$3,090
Class W Shares/Class Y Shares
AIG International Dividend Strategy Fund	$173	$536	$923	$2,009
Touchstone International Equity Fund	$102	$357	$632	$1,416
Touchstone International Equity Fund Pro Forma	$102	$335	$603	$1,370

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If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG International Dividend Strategy Fund	$258	$794	$1,355	$2,727
Touchstone International Equity Fund	$203	$819	$1,461	$3,186
Touchstone International Equity Fund Pro Forma	$203	$723	$1,364	$3,090

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

Effective July 2, 2012, the Target Fund changed its investment strategies and techniques. The performance information provided below for periods prior to July 2, 2012 relates to the Target Fund’s investment strategies that were in effect during such periods. Accordingly, this performance information does not reflect the management of the Target Fund in accordance with its current investment strategy and techniques.

Before the Acquiring Fund commenced operations, the assets and liabilities of the Sentinel International Equity Fund (the “Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on October 27, 2017. The investment objectives, guidelines, and restrictions of the Predecessor Fund were similar to those of the Acquiring Fund. The performance information included prior to October 27, 2017 is that of the Predecessor Fund.

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 1.800.543.0407.

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 AIG International Dividend Strategy Fund-Class A Shares

Best Quarter: Fourth Quarter, 2020 15.54%	Worst Quarter: First Quarter, 2020 -28.46%

The AIG International Dividend Strategy Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -0.25%.

Touchstone International Equity Fund-Class A Shares

Best Quarter: Second Quarter, 2020 18.76%	Worst Quarter: First Quarter, 2020 -26.96%

The Touchstone International Equity Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -1.05%.

Average Annual Total Returns
For the periods ended December 31, 2020

AIG International Dividend Strategy Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	11/19/1996	-9.74%	1.77%	-2.46%	N/A
Class A (return after taxes on distributions)	11/19/1996	-10.16%	1.27%	-2.82%	N/A
Class A (return after taxes on distributions and sale of fund shares)	11/19/1996	-5.34%	1.53%	-1.58%	N/A
Class C (return before taxes)	03/06/1997	-5.07%	2.46%	-2.45%	N/A
Class W (return before taxes)	01/29/2015	-3.99%	3.21%	N/A	-0.36%
MSCI ACWI ex-U.S. Index (Net)(1) (reflects no deduction for fees, expenses or taxes)	01/29/2015	10.65%	8.93%	4.92%	6.20%

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Touchstone International Equity Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	3/1/1993	2.06%	5.30%	4.75%
Class A (return after taxes on distributions)	3/1/1993	2.07%	4.18%	3.61%
Class A (return after taxes on distributions and sale of fund shares)	3/1/1993	1.41%	4.07%	3.61%
Class C (return before taxes)	5/4/1998	5.27%	5.23%	4.20%
Class Y (return before taxes)	8/27/2007	7.83%	6.73%	5.71%
MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East)Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	7.82%	7.45%	5.51%

(1)	The MSCI ACWI ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 49 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

(2)	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the AIG International Dividend Strategy Fund and the Touchstone International Equity Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below. Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by SunAmerica.

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The Target Fund’s investment goal is total return which includes capital appreciation and current income, whereas the Acquiring Fund’s investment goal is growth of capital. Both Fund’s principal investment strategies include 80% of their assets being invested in equity securities. The Target Fund highlights that the equity securities will be dividend yielding, whereas the Acquiring Fund does not specify. Although the Acquiring Fund has no stated policy on the number of securities held as part of its principal investment strategies, the Target Fund explains that its principal investment technique includes buying and holding approximately 50 to 100 securities selected annually. Although the Acquiring Fund has no stated policy on issuer size as part of its principal investment strategies, the Target Fund may invest in companies of any size. The Target Fund more broadly notes that it invests substantially all of the Fund’s assets in non-U.S. securities, whereas the Acquiring Fund will normally invest at least 75% of the Fund’s total assets in securities of non-U.S. issuers and may invest up to 25% in companies organized in the United States that have at least 50% of their assets and/or revenues outside of the United States.

	AIG International Dividend Strategy Fund	Touchstone International Equity Fund
Investment Goal(s):	The investment goal of the Fund is total return (including capital appreciation and current income).	The Fund seeks growth of capital.
Principal Investment Strategy:

The Fund’s principal investment strategies are value and international investing. The value oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have been generally overlooked by the market.

The strategy of international investing involves investing substantially all of the Fund’s assets in foreign (non-U.S.) securities (“foreign securities”).

The principal investment technique of the Fund is to employ a “buy and hold” strategy with approximately 50 to 100 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index ex-U.S. Index (“MSCI ACWI ex-U.S. Index”). At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

The Fund normally invests at least 80% of its assets in equity securities. The Fund invests primarily in common stocks of companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Fort Washington Investment Advisors, Inc., the Fund's sub-advisor ("Fort Washington"), feels that economic and business conditions make it appropriate to do so. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by Fort Washington mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also expects to purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") in bearer form, which are designed for use in non-U.S. securities markets.

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The Fund expects to invest primarily in common stocks, and to a lesser extent, preferred stocks, and may invest in companies of any size. In addition, the Fund is not limited in the amount it may invest in any one country, and its investments may include securities of emerging markets.

The selection criteria used by the Fund’s portfolio managers to identify high dividend yielding equity securities from the MSCI ACWI ex-U.S. Index will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Certain stocks in the MSCI ACWI ex-U.S. Index may be excluded as a result of liquidity screens applied during the selection process. The number of securities selected each year for inclusion in the Fund’s portfolio will be determined at the discretion of the portfolio managers and will depend on, among other things, the impact that the number of securities held is expected to have on the potential for overall dividend yield in the portfolio, as well as market conditions. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yield criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, or when the size of the Fund’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, each at the discretion of the portfolio managers.

The Fund will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The next annual consideration of the securities that meet the selection criteria will take place on or about October 1, 2021. Immediately after the Fund buys and sells securities in connection with the Fund’s annual rebalancing, it will hold approximately an equal value of each of the 50 to 100 securities. For example, the Fund would invest about 1/50th of its assets in each of the securities that make up its portfolio if the Fund were to select 50 securities. Thereafter, when an investor purchases shares of the Fund, the Advisor will generally invest additional funds in the pre-selected securities based on each security’s respective percentage of the Fund’s assets at the time.

Fort Washington employs a fundamental, bottom up approach to building the Fund's international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe, which seeks to identify businesses with high returns on capital, operating margins, and strong cash flow generation. Stocks are then analyzed based on the following five fundamental factors: business quality, valuation, growth, management, and balance sheet strength. The Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

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The Fund employs a strategy to hold securities between its annual rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Fund, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of the Target Fund and the Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for the Target Fund and the Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Funds are part of the SunAmerica “family” of funds and the Acquiring Funds are part of the Touchstone “family” of funds.

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How do the principal risks of investing in the Funds compare?

An investment in the AIG International Dividend Strategy Fund is subject to stock market volatility and securities selection risk, international investing risk, small- and mid- capitalization companies risk, disciplined strategy risk and preferred stock risk. An investment in the Touchstone International Equity Fund is subject to equity securities risk, foreign securities risk including depositary receipts risk and emerging markets risk, as well as management risk, and economic and market events risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor and Fort Washington will continue to serve as the sub-advisor to Touchstone International Equity Fund. The portfolio manager of Touchstone International Equity Fund is Andrew Boczek. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended September 30, 2020, the Target Fund’s portfolio turnover rate was 74% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate of the Acquiring Fund was 45% of the average value of its portfolio.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that approximately 91% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 91% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $3.4 million total (or $0.311 per share) of the combined fund and the spreads and other transaction costs would be expected to total approximately $55,000 in the aggregate (0.032%, or $0.005 per share) of the combined fund, based on average transaction costs of the Acquiring Fund.

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SUMMARY: REORGANIZATION OF AIG MULTI-ASSET ALLOCATION FUND INTO TOUCHSTONE BALANCED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Multi-Asset Allocation Fund will receive shares of the Touchstone Balanced Fund, as follows:

AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund
Class A	Class A
Class B	Class A
Class C	Class C

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the corresponding Touchstone Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund takes places and (ii) assuming that both the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund and the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following Reorganizations, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class B and Class C shares of the AIG Multi-Asset Allocation Fund are based on the operating expenses incurred by each class of shares of the Target Fund for the fiscal year ended October 31, 2020. Expenses for the Class A and Class C shares of the Touchstone Balanced Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve month period ended December 31, 2020, the Acquiring Fund’s most recent semi-annual period end. The pro forma fees and expenses for the Class A and Class C shares of the Touchstone Balanced Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the twelve month period ended December 31, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for all share classes. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee of 0.10%. This is lower than the effective management fee paid by the Acquiring Fund of 0.49% that would be paid by the Acquiring Fund including the Target Fund net assets. The higher effective management fee of the Acquiring Fund reflects the fact that the Acquiring Fund invests directly in securities, and to a limited extent in other investment companies, whereas the Target Fund is a fund of funds that invests in affiliated investment companies and, therefore, bears more acquired fund fees and expenses than the Acquiring Fund (the fees and expenses of the underlying funds in which it invests).

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary - Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Multi-Asset Allocation Fund - Class A Shares	5.75%	None	Up to $15
Touchstone Balanced Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Balanced Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Multi-Asset Allocation Fund - Class B Shares	None	4.00%	Up to $15
Touchstone Balanced Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Balanced Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Multi-Asset Allocation Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Balanced Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Balanced Fund - Class C Shares Pro Forma	None	1.00%	Up to $15

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Multi-Asset Allocation Fund (Class A Shares)	Touchstone Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.50%	0.49%
Distribution/Service (12b-1) Fees	0.00%	0.25%	0.25%	0.25%
Other Expenses	0.11%	0.28%	0.26%(2)	0.26%(2)
Acquired Fund Fees and Expenses	1.33%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.54%(3)	1.06%	1.02%	1.01%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.04%(4)	0.00%(5)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%(3)	1.02%(4)	1.02%(5)	1.01%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Multi-Asset Allocation Fund (Class B Shares)	Touchstone Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.50%	0.49%
Distribution/Service (12b-1) Fees	0.65%	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.28%	0.26%(2)	0.26%(2)
Acquired Fund Fees and Expenses	1.33%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.32%(3)	1.06%	1.02%	1.01%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.04%(4)	0.00%(5)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.32%(3)	1.02%(4)	1.02%(5)	1.01%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Multi-Asset Allocation Fund (Class C Shares)	Touchstone Balanced Fund (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.10%	0.52%	0.50%	0.49%
Distribution/Service (12b-1) Fees	0.65%	1.00%	1.00%	1.00%
Other Expenses	0.20%	0.34%	0.32%(2)	0.32%(2)
Acquired Fund Fees and Expenses	1.33%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.28%(3)	1.87%	1.83%	1.82%
Fee Waivers and/or Expense Reimbursements	0.00%	-0.08%(4)	-0.04%(5)	-0.03%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.28%(3)	1.79%(4)	1.79%(5)	1.79%(5)

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(1)	Represents Pro Forma information if both the AIG Multi-Asset Allocation Fund and the AIG Active Allocation Fund reorganize into the Touchstone Balanced Fund. The Reorganizations of the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.
(2)	Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund.
(3)	Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report.
(4)	Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.01% and 1.78%, of average daily net assets for Classes A, and C shares, respectively. This contractual expense limitation is effective through October 29, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(5)	Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.01% and 1.78% of average daily net assets for Classes A and C shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund and pro forma cost of investing in the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund takes place and (ii) assuming that both the Reorganization of the AIG Multi-Asset Allocation Fund into the Touchstone Balanced Fund and the Reorganization of the AIG Active Allocation Fund into the Touchstone Balanced Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Touchstone Balanced Fund will remain in place for one year and the expense limitation agreement that will take effect as of the closing of the Reorganization(s) will remain in place for two years following the closing of the Reorganization(s). The examples regarding Class B shares and Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Multi-Asset Allocation Fund	$723	$1,033	$1,366	$2,304
Touchstone Balanced Fund	$599	$817	$1,052	$1,726
Touchstone Balanced Fund Pro Forma	$599	$808	$1,035	$1,685
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$598	$805	$1,030	$1,674
Class B Shares/ Class A Shares
AIG Multi-Asset Allocation Fund	$635	$1,024	$1,440	$2,461
Touchstone Balanced Fund	$599	$817	$1,052	$1,726
Touchstone Balanced Fund Pro Forma	$599	$808	$1,035	$1,685
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$598	$805	$1,030	$1,674
Class C Shares
AIG Multi-Asset Allocation Fund	$331	$712	$1,220	$2,430
Touchstone Balanced Fund	$282	$580	$1,004	$2,184
Touchstone Balanced Fund Pro Forma	$282	$568	$983	$2,141
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$282	$567	$979	$2,132

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Multi-Asset Allocation Fund	$231	$712	$1,220	$2,430
Touchstone Balanced Fund	$182	$580	$1,004	$2,184
Touchstone Balanced Fund Pro Forma	$182	$568	$983	$2,141
Touchstone Balanced Fund Pro Forma (both Reorganizations)	$182	$567	$979	$2,132

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

Before the Acquiring Fund commenced operations, the assets and liabilities of the Sentinel Balanced Fund (the “Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on October 27, 2017. The investment objectives, guidelines, and restrictions of the Predecessor Fund were similar to those of the Acquiring Fund. The performance information included prior to October 27, 2017 is that of the Predecessor Fund

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 1.800.543.0407.

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AIG Multi-Asset Allocation Fund-Class A Shares

Best Quarter: Second Quarter, 2020 14.21%	Worst Quarter: First Quarter, 2020 -20.39%

The AIG Multi-Asset Allocation Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was 0.28%.

Touchstone Balanced Fund-Class A Shares

Best Quarter: Second Quarter, 2020 14.80%	Worst Quarter: First Quarter, 2020 -11.09%

The Touchstone Balanced Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -1.11%.

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Average Annual Total Returns
For the periods ended December 31, 2020

AIG Multi-Asset Allocation Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/08/2002	0.69%	5.80%	4.97%
Class A (return after taxes on distributions)	11/08/2002	0.10%	4.88%	4.25%
Class A (return after taxes on distributions and sale of fund shares)	11/08/2002	0.76%	4.35%	3.76%
Class B (return before taxes)	11/08/2002	1.95%	6.00%	5.01%
Class C (return before taxes)	11/08/2002	5.20%	6.38%	4.91%
Russell 3000® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	20.89%	15.43%	13.79%

Touchstone Balanced Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/15/1938	12.82%	10.93%	9.44%
Class A (return after taxes on distributions)	11/15/1938	10.59%	9.09%	7.89%
Class A (return after taxes on distributions and sale of fund shares)	11/15/1938	8.71%	8.33%	7.36%
Class C (return before taxes)	5/4/1998	16.82%	11.21%	9.32%
Blend comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	14.73%	11.11%	10.02%

(1)	The Russell 3000® Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.
(2)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment policies of the AIG Multi-Asset Allocation Fund and the Touchstone Balanced Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below. Although the Funds have similar investment goals and principal policies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by SunAmerica.

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The Funds share similar investment goals. Both Funds seek capital growth, however, the Acquiring Fund also considers current income as an investment goal. Both Funds designate target allocations with respect to equity and fixed income securities, whereas the Target Fund also includes target allocations for the commodity strategy and the global strategy. The Target Fund invests in other mutual funds rather than investing directly in equity and fixed income securities. While the Target Fund does not have a stated policy with respect to issuer size as part of its principal investment strategies, the Acquiring Fund, with respect to equities, invests primarily in issuers with market capitalization above $5 billion. Both Funds have policies with respect to foreign equity securities, however the Acquiring Fund also may invest in foreign sovereign debt. While the Target Fund does not have a stated policy with respect to credit quality as part of its principal investment strategies, the Acquiring Fund invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B. While the Target Fund does not have a stated policy with respect to derivatives and other instruments as part of its principal investment strategies, the Acquiring Fund may invest in derivatives. While the Target Fund does not have a stated policy with respect to hedging as part of its principal investment strategies, the Acquiring Fund may invest in mortgage “dollar rolls” to hedge market exposure. While the Target Fund does not have a stated policy with respect to active trading as part of its principal investment strategies, the Acquiring Fund may engage in active trading.

	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund
Investment Goal(s):	The investment goal of the Fund is growth of capital.	The Fund seeks capital appreciation and current income.

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Principal Investment Strategy:

The Fund’s principal investment strategy is a fund of funds strategy focusing in equities and fixed-income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed income and equity securities. The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of the Fund’s prospectus.

Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%

 The principal investment technique of the Fund is allocation of assets among a combination of AIG funds that invest in equity and fixed-income securities. The Fund may also invest in the AIG Commodity Strategy Fund, which is categorized as “commodity strategy,” and the AIG Income Explorer Fund, which is categorized as “global strategy,” in the projected asset allocation ranges below. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds (“ETFs”), although the portfolio managers will generally only invest in ETFs to obtain exposure to a particular asset class when there is no AIG fund option available. The AIG funds in which the Fund may invest are referred to herein as the “Underlying AIG Funds” and together with the ETFs as the “Underlying Funds.”

The following chart reflects the projected asset allocations under normal market conditions for the Fund (as invested through the Underlying Funds). In connection with these allocations, SunAmerica Asset Management, LLC (“SunAmerica” or the “Advisor”) will generally allocate approximately 10% of the Fund among nine different asset classes or investment styles—i.e., five “domestic equity” asset classes or investment styles, as further described below, and approximately 20% in the fixed-income asset class and approximately 10% each in the foreign equity, commodity strategy and global strategies asset classes. The asset classes within the “Domestic Equity Securities” category are expected to include allocations among large-cap and small-cap equity funds with various investment styles (i.e., funds that follow a growth, value or blended investment philosophy).

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

With respect to fixed-income securities, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington Investment Advisors, Inc., the Fund's subadvisor ("Fort Washington"), primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund's fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

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Allocations	Approximate Target Allocation
Domestic Equity Securities	50%
Foreign Equity Securities	10%
Fixed-Income Securities	20%
Commodity Strategy	10%
Global Strategy	10%

The Advisor rebalances the Fund on an ongoing basis using cash flows. In addition, under normal market conditions, the Advisor will rebalance the Underlying AIG Funds of the Fund quarterly through exchanges, if necessary. However, the Advisor reserves the right to rebalance the Fund through exchanges at any time the Advisor deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Fund currently intends to invest, see “Information About the Underlying Funds” in the Fund’s prospectus. The Advisor may change the particular Underlying Funds from time to time without notice to investors.

The Fund may engage in frequent and active trading as part of its principal investment strategies. Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

Fort Washington, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

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The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of each Target Fund and each Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for each Target Fund and each corresponding Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Funds are part of the SunAmerica “family” of funds and the Acquiring Funds are part of the Touchstone “family” of funds.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to management risk, preferred stock/security risk, and U.S. government securities risk. An investment in the AIG Multi-Asset Allocation Fund is also subject to affiliated fund risk, stock market volatility risk and securities selection risk, small- and mid-market capitalization companies risk, bond market volatility risk and interest rate fluctuations risk, disciplined strategy risk, focused strategy risk, active trading risk, ETF risk, foreign securities risk, prepayment risk, and AIG Commodity Strategy Fund’s principal risks including commodity exposure risk, commodity-linked derivatives risk, futures contracts risk, subsidiary risk, derivatives instruments risk, risks of leverage, credit risk, counterparty risk, interest rate risk, illiquid investments risk, U.S. government securities risk, failure to match index performance risk, financial services risk, and regulatory risk. An investment in the Touchstone Balanced Fund is subject to equity securities risk including large-cap risk and preferred security risk, as well as fixed-income risk including asset-backed securities risk, credit risk, interest rate risk, mortgage-backed securities risk, non-investment-grade debt securities risk and U.S. government securities risk, as well as derivatives risk including leverage risk, futures contracts risk, options risk, swap agreements risk and forward currency exchange contract risk, as well as economic and market events risk, foreign securities risk including depositary receipts risk and emerging markets risk, as well as mortgage dollar roll risk and portfolio turnover risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor and Fort Washington will continue to serve as the sub-advisor to the Touchstone Balanced Fund. The portfolio managers of the Touchstone Balanced Fund are Daniel J. Carter, CFA, James Wilhelm, and Austin R. Kummer, CFA. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management –Sub-Advisors and Portfolio Managers.”

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What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended October 31, 2020, the Target Fund’s portfolio turnover rate was 10% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate of the Acquiring Fund was 135% of the average value of its portfolio.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that 100% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 100% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $10.9 million total (or $0.389 per share) of the combined fund and the spreads and other transaction costs would be expected to total approximately $84,000 in the aggregate (0.012%, or $0.003 per share) of the combined fund, based on average transaction costs of the Acquiring Fund.

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SUMMARY: REORGANIZATION OF AIG STRATEGIC BOND FUND INTO TOUCHSTONE STRATEGIC INCOME OPPORTUNITIES FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Strategic Bond Fund will receive shares of the Touchstone Strategic Income Opportunities Fund, as follows:

AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class W	Class Y

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the corresponding Touchstone Fund under the following two scenarios (i) assuming that only the Reorganization of the AIG Strategic Bond Fund into the Touchstone Strategic Income Opportunities Fund takes places and (ii) assuming that both the Reorganization of the AIG Strategic Bond Fund into the Touchstone Strategic Income Opportunities Fund and the Reorganization of the AIG Flexible Credit Fund into the Touchstone Strategic Income Opportunities Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the AIG Flexible Credit Fund and AIG Strategic Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Touchstone Strategic Income Opportunities Fund following the Reorganization, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class B, Class C and Class W shares of the AIG Strategic Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve month period ended September 30, 2020, the Target Fund’s most recent semi-annual period end. Pro forma fees and expenses of Touchstone Strategic Income Opportunities Fund are estimated based on the assets of AIG Strategic Bond Fund as of September 30, 2020.

As the tables below indicate, the hypothetical pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s gross and net annual operating expenses for Class A, B, and Y shares. Gross expenses of the Class C shares of the Acquiring Fund after each Reorganization are expected to be higher than your fund's gross expenses for Class C shares. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee rate of 0.65%. This is higher than the estimated management fee paid by the Acquiring Fund of 0.51% that would be paid by the Acquiring Fund including the Target Fund net assets. After fee waivers, the effective management fee paid by the Target Fund is 0.38%; however, as noted above, the pro forma gross and net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than the Target Fund’s expenses for all share classes.

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary - Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Strategic Bond Fund - Class A Shares	3.75%	None	Up to $15
Touchstone Strategic Income Opportunities Fund - Class A Shares Pro Forma	3.25%	None	Up to $15
AIG Strategic Bond Fund - Class B Shares	None	4.00%	Up to $15
Touchstone Strategic Income Opportunities Fund - Class A Shares Pro Forma	3.25%	None	Up to $15
AIG Strategic Bond Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Strategic Income Opportunities Fund - Class C Shares Pro Forma	None	1.00%	Up to $15
AIG Strategic Bond Fund - Class W Shares	None	None	Up to $15
Touchstone Strategic Income Opportunities Fund - Class Y Shares Pro Forma	None	None	Up to $15

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Bond Fund (Class A Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.65%	0.53%	0.51%
Distribution/Service (12b-1) Fees	0.35%	0.25%	0.25%
Other Expenses	0.38%	0.34%(2)	0.32%(2)
Total Annual Fund Operating Expenses	1.38%	1.12%	1.08%
Fee Waivers and/or Expense Reimbursements	-0.27%(3)	-0.12%(4)	-0.08%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%(3)	1.00%(4)	1.00%(4)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Bond Fund (Class B Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.65%	0.53%	0.51%
Distribution/Service (12b-1) Fees	1.00%	0.25%	0.25%
Other Expenses	0.46%	0.34%(2)	0.32%(2)
Total Annual Fund Operating Expenses	2.11%	1.12%	1.08%
Fee Waivers and/or Expense Reimbursements	-0.27%(3)	-0.12%(4)	-0.08%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.84%(3)	1.00%(4)	1.00%(4)

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Bond Fund (Class C Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class C Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.65%	0.53%	0.51%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.41%	0.35%(2)	0.33%(2)
Total Annual Fund Operating Expenses	2.06%	1.88%	1.84%
Fee Waivers and/or Expense Reimbursements	-0.27%(3)	-0.17%(4)	-0.13%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.79%(3)	1.71%(4)	1.71%(4)

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Bond Fund (Class W Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class Y Shares)	Touchstone Strategic Income Opportunities Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.65%	0.53%	0.51%
Other Expenses	0.52%	0.33%(2)	0.32%(2)
Total Annual Fund Operating Expenses	1.17%	0.86%	0.83%
Fee Waivers and/or Expense Reimbursements	-0.27%(3)	-0.11%(4)	-0.08%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%(3)	0.75%(4)	0.75%(4)

(1)	Represents Pro Forma information if both the AIG Strategic Bond Fund and the AIG Flexible Credit Fund reorganize into the Touchstone Strategic Income Opportunities Fund. The Reorganizations of the AIG Strategic Bond Fund and the AIG Flexible Credit Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.

(2)	Other Expenses are estimated based on fees and expenses incurred by other funds within the Touchstone fund complex during the most recent fiscal year.

(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.40%, 2.05%, 2.05% and 1.20% for Class A, Class B, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”) of SunAmerica Income Funds (the “Trust”), including a majority of the trustees of the Board who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.38% on the first $350 million of average daily net assets and 0.33% above $350 million of average daily net assets. This agreement will continue in effect through July 31, 2021, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees.

(4)	Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.00%, 1.71%, and 0.75% of average daily net assets for Classes A, C, and Y shares, respectively. The agreement will remain in effect for at least two years following the Closing of the Reorganization, but can be terminated by a vote of the Board of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

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Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Funds with the pro forma cost of investing in the Acquiring Funds. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the AIG Strategic Bond Fund will remain in place through the term of the expense limitation agreement and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization. The examples regarding Class B shares and Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Strategic Bond Fund	$484	$770	$1,077	$1,948
Touchstone Strategic Income Opportunities Fund Pro Forma	$424	$646	$899	$1,622
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$424	$642	$886	$1,585
Class B Shares/ Class A Shares
AIG Strategic Bond Fund	$587	$935	$1,309	$2,234
Touchstone Strategic Income Opportunities Fund Pro Forma	$424	$646	$899	$1,622
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$424	$642	$886	$1,585
Class C
AIG Strategic Bond Fund	$282	$620	$1,084	$2,194
Touchstone Strategic Income Opportunities Fund Pro Forma	$274	$557	$984	$2,172
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$274	$553	$971	$2,137
Class W Shares/Class Y Shares
AIG Strategic Bond Fund	$92	$345	$618	$1,396
Touchstone Strategic Income Opportunities Fund Pro Forma	$77	$252	$455	$1,040
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$77	$249	$444	$1,010

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Strategic Bond Fund	$182	$620	$1,084	$2,194
Touchstone Strategic Income Opportunities Fund Pro Forma	$174	$557	$984	$2,172
Touchstone Strategic Income Opportunities Fund Pro Forma (both Reorganizations)	$174	$553	$971	$2,137

(1)	For holders of all other classes, the costs are the same as set forth above

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How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history. The Target Fund will be the accounting and performance survivor of the Reorganization; however, if shareholders of AIG Strategic Bond Fund do not approve the Reorganization, then the AIG Flexible Credit Fund will be the accounting and performance survivor. The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be managed by a different advisor and sub-advisor and pursuant to different strategies than either Target Fund, accordingly, the past performance of the Target Funds does not necessarily reflect how the Acquiring Fund will perform in the future. Performance information for the Acquiring Fund is not available because it had not commenced operations as of the date of the Joint Proxy Statement/Prospectus. For a discussion of the historical performance of all accounts managed by the Fund’s sub-advisor, Fort Washington, with investment objectives, policies, strategies, and risks substantially similar to those of the Fund, see Exhibit D (“Prior Performance For Similar Accounts Managed by Fort Washington for the Touchstone Strategic Income Opportunities Fund”) to this Joint Proxy Statement/Prospectus.

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. Updated information on the Target Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003.

AIG Strategic Bond Fund-Class A Shares

Best Quarter: Second Quarter, 2020 7.87%	Worst Quarter: First Quarter, 2020 -6.38%

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The AIG Strategic Bond Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -0.36%.

Average Annual Total Returns
For the Periods Ended December 31, 2020

AIG Strategic Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	11/01/1993	2.67%	4.71%	3.94%	N/A
Class A (return after taxes on distributions)	11/01/1993	1.22%	3.12%	2.26%	N/A
Class A (return after taxes on distributions and sale of fund shares)	11/01/1993	1.53%	2.89%	2.27%	N/A
Class B (return before taxes)	04/01/1994	3.04%	4.59%	3.89%	N/A
Class C (return before taxes)	04/01/1994	6.03%	5.02%	3.76%	N/A
Class W (return before taxes)	01/29/2015	8.03%	5.89%	N/A	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	01/29/2015	7.51%	4.44%	3.84%	3.50%
LIBOR 3-Month Index(2) (reflects no deduction for fees, expenses or taxes)	01/31/2015	0.65%	1.46%	0.88%	1.28%

(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers components for government, government-related, corporate, mortgage pass-through, commercial mortgage-backed, and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
(2)	The LIBOR 3-Month Index is an unmanaged floating rate index at which U.S. dollar deposits are offered on the London Interbank market. Indices are not managed and an investor cannot invest directly in an index. The information shows how the Target Fund and Acquiring Fund's performance compares with the returns of an index of funds with similar investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the AIG Strategic Bond Fund and the Touchstone Strategic Income Opportunities Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below. Although the Funds have similar investment strategies and principal policies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by the sub-advisor to the Target Fund. The Target Fund’s investment goal is a high level of total return, whereas the investment goal of the Acquiring Fund is to seek a high level of current income with a focus on capital preservation. Both Funds’ investment strategy includes fixed income allocations. The Target Fund invests, under normal circumstances, at least 80% of its net assets in bonds, while the Acquiring Fund invests at least 80% of its assets in income producing fixed income securities, generally including corporate debt securities, mortgage-related securities, asset-backed securities, government securities and preferred stocks. The Acquiring Fund may also invest in exchange-traded funds. With respect to credit quality, the Target Fund will invest in both investment grade and non-investment grade U.S. and foreign corporate bonds, whereas the Acquiring fund will primarily invest a minimum of 50% in investment-grade securities, but may also invest in non-investment-grade debt securities. Both Funds may engage in active trading and may invest in non-U.S. investments as outlined below. While the Target Fund has no stated policy regarding hedging, and derivatives and other instruments as part of its principal investment strategies, the Acquiring Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options, which may be used to hedge market exposure. While the Acquiring Fund has no stated policy on duration as part of its principal investment strategies, the Target Fund may invest in securities of any maturity, the Fund generally expects to maintain a duration of seven years or less, and may use futures contracts, including U.S. Treasury and interest rate futures, to assist in managing the Fund’s duration.

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	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund
Investment Goal(s):	The investment goal of the Fund is a high level of total return.	The investment goal of the Fund is to seek a high level of current income with a focus on capital preservation.

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Principal Investment Strategy:

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign corporate bonds, which may include below investment grade debt securities (sometimes referred to as “junk bonds”), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Although the Fund may invest in securities of any maturity, the Fund generally expects to maintain a duration of seven years or less, and may use futures contracts, including U.S. Treasury and interest rate futures, to assist in managing the Fund’s duration. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in bonds.

The principal investment strategy and principal investment technique of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Under normal circumstances, the Fund invests at least 80% of its assets in income producing fixed income securities.  This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders.

Income producing securities generally include corporate debt securities, mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and preferred stocks. The Fund may engage in frequent and active trading as part of its principal investment strategies.

The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), employs a high conviction, yield-oriented investment approach with a relatively focused number of issuers, coupled with sector diversification and diligent risk management resulting in attractive risk-adjusted returns via high levels of income. The Fund incorporates the best investment ideas available to Fort Washington, exploiting Fort Washington’s core competencies of bottom-up credit and structure analysis. The team believes risk monitoring, performance measurement, and active management are key components to achieving attractive risk-adjusted returns.

In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade rated securities, with a minimum of 50%. The Fund may also invest in non-investment-grade debt securities. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative. The Fund's investment policies are based on credit ratings at the time of purchase. The Fund may also invest up to 20% of its total assets in emerging markets debt securities denominated in either the U.S. dollar or a foreign currency.  The Fund may also invest up to 20% of its assets in public equities.

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Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations. The Fund may also invest in exchange traded funds (“ETFs”).

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of the Target Fund and the Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for the Target Fund and the Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Fund is part of the SunAmerica “family” of funds and the Acquiring Fund is part of the Touchstone “family” of funds. The Target Fund may not pledge its assets.

How do the principal risks of investing in the Funds compare?

An investment in the AIG Strategic Bond Fund is subject to active trading risk, bond market volatility risk, credit risk, foreign securities risk, interest risk fluctuations risk, illiquid investments risk, LIBOR risk, redemption risk, securities selection risk and U.S. government securities risk. An investment in the Touchstone Strategic Income Opportunities Fund is subject to fixed-income risk, asset-backed securities risk, credit risk, interest rate risk, investment-grade debt securities risk, mortgage-backed securities risk, non-investment grade debt securities risk, prepayment risk, U.S. government securities risk, management risk, derivatives risk, leverage risk, forward foreign currency exchange contract risk, futures contract risk, options risk, swap agreements risk, economic and market events risk, equity securities risk, preferred stock risk, foreign securities risk, emerging markets risk, sovereign debt risk, mortgage dollar roll risk, other investment companies risk, portfolio turnover risk, and repurchase agreement risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Strategic Income Opportunities Fund. Daniel J. Carter, CFA, Austin R. Kummer, CFA, and Brendan M. White, CFA are expected to serve as the portfolio managers of the Fund. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management –Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

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What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended March 31, 2020, the Target Fund’s portfolio turnover rate was 85% of the average value of its portfolio. The Acquiring Fund will not commence operations until the consummation of the Reorganization but its turnover rate is not expected to exceed 100%.

Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that approximately 96% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 96% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $4.9 million total (or $0.028 per share) of the combined fund (including the Reorganization of the AIG Flexible Credit Fund) and the spreads and other transaction costs would be expected to total approximately $2.5 million in the aggregate (0.40%, or $0.014 per share) of the combined fund, based on average transaction costs of the Acquiring Fund. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

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SUMMARY: REORGANIZATION OF AIG STRATEGIC VALUE FUND INTO TOUCHSTONE VALUE FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the AIG Strategic Value Fund will receive shares of the Touchstone Value Fund, as follows:

AIG Strategic Value Fund	Touchstone Value Fund
Class A	Class A
Class C	Class C
Class W	Class Y

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of your Target Fund and the pro forma fees and expenses that you may pay if you buy, hold and sell shares of the corresponding Touchstone Value Fund after giving effect to the Reorganization. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class W shares of the AIG Strategic Value Fund are based on the operating expenses incurred by each class of shares of the Target Fund for the fiscal year ended October 31, 2020. Expenses for the Class A, Class C and Class Y shares of the Touchstone Value Fund are based on the operating expenses incurred by each class of shares of the Fund for the twelve month period ended December 31, 2020, the Acquiring Fund’s most recent semi-annual period end. The pro forma fees and expenses for the Class A, Class C, and Class Y shares of the Touchstone Value Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the twelve month period ended December 31, 2020.

As the tables below indicate, the hypothetical pro forma net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s net annual operating expenses for all share classes. The gross expenses for Class C of the Touchstone Value Fund are higher than the corresponding Target Fund share class. At the December 31, 2020 net asset levels, the Target Fund is charged an effective management fee of 0.75%. This is higher than the effective management fee paid by the Acquiring Fund of 0.65% that would be paid by the Acquiring Fund including the Target Fund net assets.

The Target Fund’s policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Acquiring Fund’s; however, following the Reorganization, purchases, exchanges and redemptions of the Acquiring Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Fund. See generally “Investing with Touchstone” on page 144. No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Touchstone Fund complex. In addition, you may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in the Touchstone Funds. For the Target Fund, more information about these and other discounts is available from your financial professional and in the sections entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” and “Financial Intermediary - Specific Sales Charge Waiver Policies” in the Target Fund’s Prospectus. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Acquiring Fund’s prospectus and in “Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts” to the Acquiring Fund’s prospectus.

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SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
AIG Strategic Value Fund - Class A Shares	5.75%	None	Up to $15
Touchstone Value Fund - Class A Shares	5.00%	None	Up to $15
Touchstone Value Fund - Class A Shares Pro Forma	5.00%	None	Up to $15
AIG Strategic Value Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Value Fund - Class C Shares	None	1.00%	Up to $15
Touchstone Value Fund - Class C Shares Pro Forma	None	1.00%	Up to $15
AIG Strategic Value Fund - Class W Shares	None	None	Up to $15
Touchstone Value Fund - Class Y Shares	None	None	Up to $15
Touchstone Value Fund - Class Y Shares Pro Forma	None	None	Up to $15

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Value Fund (Class A Shares)	Touchstone Value Fund (Class A Shares)	Touchstone Value Fund Pro Forma (Class A Shares) (1)
Management Fees	0.75%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.35%	0.25%	0.25%
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	AIG Strategic Value Fund (Class A Shares)	Touchstone Value Fund (Class A Shares)	Touchstone Value Fund Pro Forma (Class A Shares)
Other Expenses	0.40%	0.37%	0.35%(2)
Total Annual Fund Operating Expenses	1.50%	1.27%	1.25%
Fee Waivers and/or Expense Reimbursements	0.00%(3)	-0.19%(4)	-0.17%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.50%(3)	1.08%(4)	1.08%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Value Fund (Class C Shares)	Touchstone Value Fund (Class C Shares)	Touchstone Value Fund Pro Forma (Class C Shares) (1)
Management Fees	0.75%	0.65%	0.65%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.57%	0.96%	0.94%(2)
Total Annual Fund Operating Expenses	2.32%	2.61%	2.59%
Fee Waivers and/or Expense Reimbursements	0.00%(3)	-0.78%(4)	-0.76%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.32%(3)	1.83%(4)	1.83%(5)

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	AIG Strategic Value Fund (Class W Shares)	Touchstone Value Fund (Class Y Shares)	Touchstone Value Fund Pro Forma (Class Y Shares) (1)
Management Fees	0.75%	0.65%	0.65%
Other Expenses	0.78%	0.32%	0.30%(2)
Total Annual Fund Operating Expenses	1.53%	0.97%	0.95%
Fee Waivers and/or Expense Reimbursements	-0.01%(3)	-0.14%(4)	-0.12%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.52%(3)	0.83%(4)	0.83%(5)

(1)	Represents Pro Forma information if the AIG Strategic Value Fund reorganized into the Touchstone Value Fund. The Reorganization is subject to the closing of the Transaction between SunAmerica and Touchstone Advisors.

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(2)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund.

(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors (the “Board”), including a majority of the directors of the Board who are not “interested persons” of SunAmerica Series, Inc. as defined in the Investment Company Act of 1940, as amended.

Any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. Additionally, any recoupments from the Target Fund will not be carried over into the combined fund.

(4)	Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.08%, 1.83%, 0.83% of average daily net assets for Classes A, C, and Y shares, respectively. This contractual expense limitation is effective through October 29, 2021 but can be terminated by a vote of the Board of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)	Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund 1.08%, 1.83%, 0.83% of average daily net assets for Classes A, C, and Y shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the AIG Strategic Value Fund will remain in place through the term of the expense limitation agreement and the expense limitation agreement for the Touchstone Value Fund will remain in place for one year in each period and the expense limitation agreement that will take effect as of the Closing to the Reorganization will be in place for two years following the closing of the Reorganization. The examples regarding Class C shares also assume conversion to Class A shares after eight years from the date of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
AIG Strategic Value Fund	$719	$1,022	$1,346	$2,263
Touchstone Value Fund	$605	$865	$1,145	$1,941
Touchstone Value Fund Pro Forma	$605	$844	$1,120	$1,906
Class C Shares
AIG Strategic Value Fund	$335	$724	$1,240	$2,451
Touchstone Value Fund	$286	$737	$1,316	$2,886
Touchstone Value Fund Pro Forma	$286	$657	$1,235	$2,807
Class W Shares/Class Y Shares
AIG Strategic Value Fund	$255	$480	$829	$1,813
Touchstone Value Fund	$85	$295	$523	$1,177
Touchstone Value Fund Pro Forma	$85	$278	$501	$1,144

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If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
AIG Strategic Value Fund	$235	$724	$1,240	$2,451
Touchstone Value Fund	$186	$737	$1,316	$2,886
Touchstone Value Fund Pro Forma	$186	$657	$1,235	$2,807

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

Effective March 1, 2011, the name of the Target Fund was changed and certain corresponding changes were made to the Target Fund’s principal investment strategies and techniques. In particular, prior to this date, the Target Fund was managed as a “focused” fund. Accordingly, the performance information prior to March 1, 2011 does not reflect the management of the Target Fund in accordance with its current investment strategy and techniques but rather relates to the Target Fund’s investment strategies that were in effect during such periods.

Before the Acquiring Fund commenced operations, the assets and liabilities of the Old Mutual Barrow Hanley Value Fund (the “Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on April 16, 2012. The investment objectives, guidelines, and restrictions of the Predecessor Fund were similar to those of the Acquiring Fund. The performance information included prior to April 16, 2012 is that of the Predecessor Fund.

The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 1.800.858.8850, ext. 6003. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 1.800.543.0407.

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AIG Strategic Value Fund-Class A Shares

Best Quarter: Fourth Quarter, 2020 15.99%	Worst Quarter: First Quarter, 2020 -27.20%

The AIG Strategic Value Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was 0.32%.

Touchstone Value Fund-Class A Shares

Best Quarter: Fourth Quarter, 2020 19.05%	Worst Quarter: First Quarter, 2020 -30.31%

The Touchstone Value Fund’s calendar year-to-date total return for Class A shares as of January 31, 2021 was -1.13%.

Average Annual Total Returns
For the periods ended December 31, 2020

AIG Strategic Value Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	11/01/1999	-6.11%	5.23%	7.46%	N/A
Class A (return after taxes on distributions)	11/01/1999	-6.40%	4.20%	6.81%	N/A
Class A (return after taxes on distributions and sale of fund shares)	11/01/1999	-3.41%	3.90%	5.94%	N/A
Class C (return before taxes)	11/01/1999	-2.07%	5.72%	7.35%	N/A
Class W (return before taxes)	04/20/2017	-0.45%	N/A	N/A	4.87%
Russell 3000® Value Index(1) (reflects no deduction for fees, expenses or taxes)	04/20/2017	2.87%	9.74%	10.36%	7.87%

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Touchstone Value Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	07/31/2003	-2.04%	8.17%	9.71%
Class A (return after taxes on distributions)	07/31/2003	-2.79%	6.47%	8.25%
Class A (return after taxes on distributions and sale of fund shares)	07/31/2003	-0.77%	6.21%	7.62%
Class C (return before taxes)	04/12/2012	1.40%	8.64%	9.75%
Class Y (return before taxes)	09/10/1998	3.48%	9.77%	10.64%
Russell 1000® Value Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	2.80%	9.74%	10.50%

(1)	The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the AIG Strategic Value Fund and the Touchstone Value Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below. Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by SunAmerica or the Target Fund’s sub-advisor.

The Funds’ investment goals are substantially the same. While the Target Fund buys and holds equity strategies from the Russell 3000® Value Index, the Acquiring Fund normally invests in equity securities of large- and mid-cap companies that are thought to be undervalued by the Acquiring Fund’s sub-advisor. Although the Target Fund does not have a stated policy on market capitalization as part of its principal investment strategies, the Acquiring Fund generally invests in companies with market capitalizations of approximately $2.5 billion or higher. Although the Target Fund does not have a stated policy on non-U.S. investment as part of its principal investment strategies, the Acquiring Fund may invest up to 15% of its assets in foreign equity securities.

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	AIG Strategic Value Fund	Touchstone Value Fund
Investment Goal(s):	The investment goal of the Fund is long-term growth of capital.	The Fund seeks to provide investors with long-term capital growth.

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Principal Investment Strategy:

The Fund’s principal investment strategy is based on value. The value oriented philosophy to which the Fund subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Fund is to employ a “buy and hold” strategy with equity securities selected annually from the Russell 3000® Value Index. The portfolio managers select securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio managers employ to identify and rank companies within the Russell 3000® Value Index. Through this selection process, the portfolio managers will select approximately 100 securities from the Russell 3000® Value Index. The selection criteria for these securities will generally include a combination of factors that relate to profitability and valuation. The process also includes the use of a multi-factor model that is designed to control the portfolio’s volatility relative to the Russell 3000® Value Index. While the securities selection process will take place on an annual basis, the portfolio managers may, at their discretion, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Fund becomes a disproportionately large percentage of the Fund’s holdings or when the security substantially underperforms relative to the Russell 3000® Value Index.

The Fund normally invests in equity securities of large- and mid-cap companies (generally, companies with market capitalizations of approximately $2.5 billion or higher) that the Fund’s sub-advisor, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) believes are undervalued. As part of this strategy, the Fund may invest up to 15% of its assets in foreign equity securities. Equity securities include common and preferred stocks and depositary receipts. Barrow Hanley uses traditional methods of stock selection — research and analysis — to identify securities it believes are undervalued and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields.

Although the Fund may also focus its investments within certain sectors, Barrow Hanley uses risk management tools to prevent over-exposure to particular market segments. Barrow Hanley is a “bottom-up” value manager, meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes.

Barrow Hanley generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive.

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The Fund will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about March 1. The Fund employs a strategy to hold securities between its annual rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally.

Comparison of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of the Target Fund and the Acquiring Fund are set forth in Exhibit B to this Joint Proxy Statement/Prospectus. The limitations for the Target Fund and the Acquiring Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Target Fund is part of the SunAmerica “family” of funds and the Acquiring Funds is part of the Touchstone “family” of funds.

How do the principal risks of investing in the Funds compare?

An investment in the AIG Strategic Value Fund is subject to disciplined strategy risk, small- and mid-market capitalization companies risk, and stock market volatility and securities selections risk. An investment in the Touchstone Value Fund is subject to equity securities risk including large-cap risk, mid-cap risk and preferred stock risk, as well as value investing risk, management risk, economic and market events risk foreign securities risk including depositary receipt risk, as well as sector focus risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor and Barrow, Hanley will continue to serve as the sub-advisor to Touchstone Value Fund. The portfolio managers of Touchstone Value Fund are David Ganucheau, CFA, Mark Giambrone and Lewis Ropp. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the sections entitled “The Funds’ Management – Investment Advisor” and “The Funds’ Management – Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended October 31, 2020, the Target Fund’s portfolio turnover rate was 47% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate of the Acquiring Fund was 57% of the average value of its portfolio.

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Will there be any repositioning of the portfolio in connection with the Reorganization?

It is expected that approximately 90% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2021 and beyond is uncertain. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/resources), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of November 30, 2020 and the Acquiring Fund had sold 90% of the investments held in the Target Fund’s portfolio as of November 30, 2020, the resulting realized capital gains estimate would be expected to be $4.5 million total (or $0.092 per share) of the combined fund and the spreads and other transaction costs would be expected to total approximately $82,000 in the aggregate (0.018%, or $0.002 per share) of the combined fund, based on average transaction costs of the Acquiring Fund. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

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COMPARISON OF PRINCIPAL RISKS

Each Target Fund and corresponding Acquiring Fund have similar, but not identical principal risks. The principal risks applicable to each Fund are summarized below. The Target Funds and Touchstone Funds are separate fund complexes with different historical disclosure practices. Accordingly, certain differences between the Target Funds and Acquiring Funds are attributable primarily to differing historical practices. The table below is not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles. Shareholders should instead refer to the narrative descriptions of the Funds’ principal risks that follow the table below.

Principal Risk	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund	AIG Strategic Value Fund	Touchstone Value Fund	AIG International Dividend Strategy Fund	Touchstone International Equity Fund	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund	AIG Flexible Credit Fund
Active Trading Risk	✓		✓	✓						✓		✓
Affiliated Fund Risk			✓	✓
Below Investment Grade Securities Risk												✓
Bond Market Volatility Risk										✓		✓
Bond Market Volatility and Interest Rate Fluctuations Risk			✓	✓
Call Provisions Risk												✓
Collateral Impairment Risk												✓
Commodity Exposure Risk			✓	✓
Commodity-Linked Derivatives Risk			✓	✓
Counterparty Risk			✓	✓
Credit Risk			✓	✓						✓		✓
Derivatives Risk					✓
Derivatives Instruments Risk			✓	✓							✓
Forward Currency Exchange Contract Risk					✓						✓
*Futures Contracts Risk					✓						✓
*Leverage Risk					✓						✓
*Options Risk					✓						✓

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Principal Risk	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund	AIG Strategic Value Fund	Touchstone Value Fund	AIG International Dividend Strategy Fund	Touchstone International Equity Fund	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund	AIG Flexible Credit Fund
*Swap Agreements Risk					✓						✓
Disciplined Strategy Risk			✓	✓		✓		✓
Economic and Market Events Risk		✓			✓		✓		✓		✓
Emerging Markets Securities Risk	✓
Equity Securities Risk		✓			✓		✓		✓		✓
*Large-Cap Risk		✓			✓		✓
*Mid-Cap Risk							✓
*Preferred Stock Risk		✓			✓		✓				✓
Exchange-Traded Funds Risk			✓	✓								✓
Failure to Match Index Performance Risk			✓	✓
Financial Services Risk			✓	✓
Fixed-Income Risk					✓						✓
*Asset-Backed Securities Risk					✓						✓
*Credit Risk					✓						✓
*Interest Rate Risk					✓						✓
* Investment-Grade Debt Securities Risk											✓
*Mortgage-Backed Securities Risk					✓						✓
*Non-Investment-Grade Debt Securities Risk					✓						✓
* Prepayment Risk											✓
*U.S. Government Securities Risk					✓						✓

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Principal Risk	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund	AIG Strategic Value Fund	Touchstone Value Fund	AIG International Dividend Strategy Fund	Touchstone International Equity Fund	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund	AIG Flexible Credit Fund
Focused Strategies Risk			✓	✓
Foreign Exposure and Currency Volatility Risk	✓
Foreign Securities Risk		✓	✓	✓	✓		✓		✓	✓	✓	✓
*Depositary Receipts Risk		✓			✓		✓		✓
*Emerging Markets Risk		✓			✓				✓		✓
* Sovereign Debt Risk											✓
Futures Contracts Risk			✓	✓
Futures Risk												✓
General Risks Relating to the Loans												✓
Illiquid Investments Risk			✓	✓						✓		✓
Interest Rate Risk			✓	✓
Interest Rate Fluctuations Risk										✓		✓
International Investing Risk								✓
Leverage Risk			✓	✓
LIBOR Risk										✓		✓
Loan Settlement Risk												✓
Management Risk		✓	✓	✓	✓		✓		✓		✓
Mortgage- and Asset-Backed Securities Risk												✓
Mortgage Dollar Roll Risk					✓						✓
Non-Diversification Risk	✓	✓
Other Investment Companies Risk											✓
Portfolio Turnover Risk					✓						✓

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Principal Risk	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund	AIG Strategic Value Fund	Touchstone Value Fund	AIG International Dividend Strategy Fund	Touchstone International Equity Fund	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund	AIG Flexible Credit Fund
Preferred Securities Risk			✓	✓
Preferred Stock Risk								✓
Prepayment Risk			✓	✓								✓
Redemption Risk										✓		✓
Regulatory Risk			✓	✓
Repurchase Agreement Risk											✓
Sector Focus Risk		✓					✓
Securities Selection Risk										✓		✓
Small- and Mid-Market Capitalization Companies Risk			✓	✓		✓		✓
Stock Market Volatility and Securities Selection Risk	✓		✓	✓		✓		✓
Subsidiary Risk			✓	✓
U.S. Government Securities Risk			✓	✓						✓
Value Investing Risk							✓

Active Trading Risk: (AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund Only) Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long they have held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds’ and the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Active Trading Risk: As part of the Fund’s principal investment technique(s), the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

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Affiliated Fund Risk: In managing the Fund, the Advisor will have the authority to allocate and reallocate the Fund’s assets among the Underlying Funds. The Advisor may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying AIG Funds because the fees payable to it by some of the Underlying AIG Funds are higher than the fees payable by other Underlying AIG Funds and because the Advisor is also responsible for managing the Underlying AIG Funds. However, the Advisor has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds, including the Underlying AIG Funds.

Below Investment Grade Securities Risk: Below investment grade bonds (commonly referred to as “junk bonds”) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value.

Bond Market Volatility Risk: The bond markets could go up or down (sometimes dramatically). The value of a security may fall due to general market conditions, such as adverse political, economic, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional or global events such as war, terrorism, natural disasters, the spread of infectious illness or other public health issue, recessions, or other events could have a negative impact on the Fund and the value of the securities in the Fund’s portfolio.

Bond Market Volatility and Interest Rate Fluctuations Risk: The Fund is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Fund’s share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Fund’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of recent and potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Call Provisions Risk: Credit instruments that contain a call provision or option are subject to the risk that, during periods of falling interest rates, the issuer or borrower of a credit instrument will redeem or “call” such security prior to its maturity. The exercise of a call provision or option may result in the Fund having to reinvest the proceeds in lower yielding securities, which would decrease the return of the Fund.

Collateral Impairment Risk: Collateral impairment is the risk that the value of the collateral for a Loan will fall or lack liquidity, which would adversely affect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become under-collateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Commodity Exposure Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Commodity-Linked Derivatives Risk: The commodity-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these notes and/or swaps as compared to the index.

Counterparty Risk: The Fund will be exposed to the credit of the counterparties to derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Credit Risk: The commodity-linked swaps, “over-the-counter” options, and fixed income securities the Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund’s income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.

Credit Risk: (AIG Flexible Credit Fund Only) The Fund may invest in securities with various credit ratings but will invest significantly in Loans and fixed income securities that are rated below investment grade. The creditworthiness of the issuer or borrower is always a factor in analyzing Loans and fixed income securities. The Fund’s investments in Loans and fixed income securities that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer or borrower is more likely than a higher rated issuer or borrower to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.

Credit Risk: (AIG Strategic Bond Fund Only) The Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations. The Fund may invest in “high yield” (or “junk”) bonds, which are considered speculative, and such securities are rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. or below BBB by S&P Global (Ratings) or determined to be of comparable quality by the SunAmerica). Junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•	Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•	Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•	Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•	Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Derivative Instruments Risk: The AIG Commodity Strategy Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the AIG Commodity Strategy Fund’s other portfolio investments. There are special risks associated with futures or other derivative instruments and hedging strategies the Fund might use. If the Subadvisor uses a future or other derivative instrument at the wrong time or judges market conditions incorrectly, use of a future or other derivative instrument may result in a significant loss to the Fund and reduce the Fund’s return. The Fund could also experience losses if the prices of its futures or other derivative instruments were not properly correlated with its other investments.

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Disciplined Strategy Risk: (AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund Only) Certain Underlying AIG Funds or portions thereof will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying AIG Funds or portions thereof are committed to a strategy that is unsuccessful, these Underlying AIG Funds will not meet their investment goals. Because these Underlying AIG Funds or portions thereof generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying AIG Funds may be more susceptible to general market declines than other mutual funds.

Disciplined Strategy Risk: The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goals. Because the Fund generally will not use certain hedging techniques available to other mutual funds to reduce stock market exposure (e.g., using derivatives for hedging purposes), the Fund may be more susceptible to general market declines than other mutual funds.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Emerging Markets Securities Risk: Emerging markets are riskier than developed markets and investments in emerging markets may be considered speculative. Securities of companies in emerging markets may be more volatile and potentially less liquid than those of companies in more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•	Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•	Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

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Exchange-Traded Funds Risk: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. To the extent that the Fund invests in an ETF, the Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Fund.

Failure to Match Index Performance Risk: A portion of the AIG Commodity Strategy Fund’s assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index Sleeve”).The ability of the Index Sleeve to match the performance of the Index may be affected by, among other things, changes in securities markets, the way performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, and portfolio expenses. When the Fund employs an “optimization” strategy, the Index Sleeve is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Index Sleeve may perform differently than the Index.

Financial Services Risk: Companies in the financial services sector may serve as counterparties to other derivative transactions in which the Fund engages. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the Fund.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

•	Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•	Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•	Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security that is used to determine the price sensitivity of the security for a given change in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

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•	Interest Rate Risk: (Touchstone Strategic Income Opportunities Fund Only) In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

•	Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•	Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

•	Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

•	U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

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Focused Strategy Risk: The performance of certain Underlying AIG Funds or portions thereof may be subject to greater fluctuation since their strategy involves holding a limited number of securities. This type of strategy may increase the risk of these Underlying Funds or portions thereof since the performance of a particular stock may have a larger impact, positively or negatively, on the performance of an Underlying Fund.

Foreign Exposure and Currency Volatility Risk: The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

Foreign Securities Risk: The Fund invests in Underlying AIG Funds that invest in foreign securities. Investments in foreign countries are subject to several risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company, and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may have less liquidity, be more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market country.

Foreign Securities Risk: (AIG Strategic Bond Fund and AIG Flexible Credit Fund Only) By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Moreover, foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems; insufficient foreign currency reserves; political, social and economic considerations; or the relative size of the governmental entity’s debt position in relation to the economy. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. These risks are heightened when the issuer is from an emerging market country.

Foreign Securities Risk: (Touchstone International Equity Fund Only) Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•	Political events in foreign countries may cause market disruptions. Uncertainties surrounding the sovereign debt of a number of European Union (“EU") countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

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•	Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•	Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•	Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Futures Contracts Risk: The risks associated with the Fund’s use of futures contracts include: (i) although the Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Futures Risk: The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

General Risks Relating to the Loans: Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the Borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value per share and income distributions. Such Loans are subject to greater credit risks than certain other debt instruments in which the Fund may invest, including the possibility of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively-traded Loans. In addition, Loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

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Illiquid Investments Risk: Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively-traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Illiquid Investments Risk: (AIG Flexible Credit Fund Only) Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Securities that lack liquidity may also be difficult to value. In addition, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively-traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Illiquid Investments Risk: (AIG Strategic Bond Fund Only) Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Securities that lack liquidity may also be difficult to value.

Interest Rate Risk: Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effects of recent and potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the Fund. The Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the Fund’s portfolio of fixed income securities and currency and fixed income futures.

Interest Rate Fluctuations Risk: (AIG Flexible Credit Fund Only) Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Investments in Loans and other floating rate securities reduce interest rate risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effects of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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Interest Rate Fluctuations Risk: (AIG Strategic Bond Fund Only) Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

International Investing Risk: The Fund may invest in foreign securities. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

(Risks of) Leverage: Certain derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.

LIBOR Risk: Plans are underway to phase out the use of LIBOR by June 30, 2023.The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments. In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.

Loan Settlement Risk: Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

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Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Management Risk: (AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund Only) The Fund is subject to the risk that the Advisor’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Non-Diversification Risk: (AIG Focused Alpha Large-Cap Fund Only) The Fund is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, the Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater.

Other Investment Companies Risk: The Fund’s investments in other investment companies will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund's investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of investment companies, shareholders of the Fund will bear their proportionate share of the fees and expenses of the Fund and, indirectly, the fees and expenses of the investment companies.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund's returns.

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Preferred Securities Risk: The Fund invests in Underlying AIG Funds that invest significantly in preferred securities. Preferred securities are subject to bond market volatility, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer’s assets take priority. Preferred securities may have less liquidity than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Preferred Stock Risk: The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may have significantly less liquidity than many other securities, such as U.S. Government securities, corporate debt and common stock.

Prepayment Risk: The Fund invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

Prepayment Risk: (AIG Flexible Credit Fund Only) Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a general rule, prepayments for fixed rate bonds increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s or borrower’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.

Redemption Risk: The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s net asset value per share to decline.

Regulatory Risk: Based on the Fund’s and its Subsidiary’s current investment strategies, the Fund and the Subsidiary are each deemed a “commodity pool” and SunAmerica is considered a commodity pool operator (“CPO”) with respect to the Fund and the Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management Company LLP (“Wellington Management”), as subadvisor to the Fund and the Subsidiary, is considered a commodity trading advisor (the “CTA”) with respect to the Fund and the Subsidiary. SunAmerica is currently registered with the Commodity Futures Trading Commission (the “CFTC”) as a CPO and is a member of the National Futures Association (the “NFA”) and Wellington Management is registered as a CTA with the CFTC and is a member of the NFA, and each act as such with respect to the operation of the Fund and the Subsidiary. In addition, the CFTC or the Securities and Exchange Commission could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the Fund to achieve its investment goals through its current strategy.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

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Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager(s), may fail to produce the intended return.

Small- and Mid-Market Capitalization Companies Risk: The Fund invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

Small- and Mid-Market Capitalization Companies Risk: (AIG Strategic Value Fund Only) The Fund invests in securities without regard to capitalization. Securities of small-cap companies, and to a lesser extent mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Stock Market Volatility and Securities Selection Risk: (AIG International Dividend Strategy Fund Only) The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. In addition, the performance of the Fund may be subject to greater fluctuation when a smaller number of securities are held by the Fund and thus, the Fund’s risk may increase when it holds closer to 50 securities rather than closer to 100 securities. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Stock Market Volatility and Securities Selection Risk: (AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund Only) The Fund is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Fund’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions (e.g., “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen). In addition, individual securities selected for any of the funds within SunAmerica Series, Inc. may underperform the market generally.

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The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Stock Market Volatility and Securities Selection Risk: (AIG Focused Alpha Large-Cap Fund Only) The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of “growth” stocks may rise or decline under varying market conditions—for example, “value” stocks may perform well under circumstances in which growth stocks in general have fallen. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Stock Market Volatility and Securities Selection Risk: (AIG Strategic Value Fund Only): The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

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The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Subsidiary Risk: The AIG Commodity Strategy Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in a Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Wellington Management, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in a Fund’s Prospectus and the SAI and could adversely affect the Fund.

U.S. Government Securities Risk: (AIG Strategic Bond Fund Only) The Fund invests in Underlying Funds that invest significantly in U.S. government securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

U.S. Government Securities Risk: Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value Investing Risk: Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

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INFORMATION ABOUT THE REORGANIZATIONS

SunAmerica, the current investment advisor to the Target Funds, entered into an Asset Purchase Agreement to sell certain assets relating to its retail mutual fund asset management business to Touchstone Advisors, investment advisor to the Touchstone Funds (previously defined as the “Transaction”) in exchange for cash consideration. The completion of the Transaction, however, is subject to the satisfaction or waiver of certain conditions including that (1) shareholders of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, series of SunAmerica Series, Inc. (“Approving Funds”), whose reorganizations are discussed in a separate joint proxy/prospectus, shall have approved their respective reorganization and such Approving Funds shall have a minimum amount of assets at closing as agreed between SunAmerica and Touchstone Advisors, and (2) shareholders of the Target Funds and the other AIG funds proposed to reorganize into Touchstone funds representing a minimum amount of assets under management at the closing of the Transaction shall have approved their respective reorganizations, as agreed between SunAmerica and Touchstone Advisors.

Target Funds Board Approval of the Reorganizations

Each Reorganization was reviewed by the applicable Target Funds Board (referred to collectively herein as the “Target Funds Board”) with the advice and assistance of Fund counsel and special legal counsel to the members of the Target Funds Board who are not “interested persons” of the Target Funds within the meaning of the 1940 Act (the “Independent Directors”). The review and consideration of the Reorganizations by the Target Funds Board, including the Independent Directors, is discussed below. A fund resulting from a Reorganization is referred to in the discussion below as a “Combined Fund.”

The Independent Directors requested certain information from SunAmerica and Touchstone Advisors to assist them in assessing the Reorganizations (the “Initial Request”).  The Target Funds Board, including the Independent Directors, considered the information provided, in writing and orally, by SunAmerica and Touchstone Advisors in response to the Initial Request (the “Initial Response”) at a video conference meeting of the Target Funds Board held on January 27, 2021 and a telephonic meeting of the Independent Directors held on January 28, 2021.  Subsequent to the January 27th and January 28th meetings, the Independent Directors requested additional information from SunAmerica and Touchstone Advisors (the “Second Request”).  The Independent Directors considered the information provided in writing by SunAmerica and Touchstone Advisors in response to the Second Request (the “Second Response”) during a telephonic meeting of the Independent Directors held on February 4, 2021. The Target Funds Board, including the Independent Directors, considered the information provided, in writing and orally, by SunAmerica and Touchstone Advisors in the Second Response at a video conference meeting of the Target Funds Board held on February 8, 2021.  Following their consideration and discussion of the Initial Response and the Second Response, the Target Funds Board approved the Plan and recommended that shareholders of each Target Fund approve the Plan with respect to their Fund at the Meeting.

Before the Target Funds Board approved the Plan, SunAmerica and Touchstone Advisors provided extensive information to the Target Funds Board regarding the Transaction, the Reorganizations and the Plan.  The information provided to the Target Funds Board included information about SunAmerica’s strategic plans, including its decision to exit the retail mutual fund asset management business, a summary of the process undertaken to select Touchstone Advisors as a Transaction party, a summary of the Transaction, including key terms, and alternatives to the proposed Reorganizations.

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The information provided to the Target Funds Board also addressed, among other things: Touchstone Advisors’ and Touchstone Funds’ organization and personnel; business strategy; ownership structure; financial condition; mutual fund and asset management practices and capabilities, including sub-advisor selection, monitoring and oversight practices, and the processes used by Touchstone Advisors to monitor investment performance; operations related to and supportive of their asset management business; relationships with key service providers; legal, risk and compliance infrastructure; legal and regulatory matters; and compliance matters. The Target Funds Board also received information regarding the sub-advisors to the Acquiring Funds, including as to the capabilities, resources, diversification, performance and experience of each Acquiring Fund’s sub-advisor. The Target Funds Board received information about the distribution capabilities and resources that would be available to registered representatives who sell shares of the Combined Funds following the Reorganizations and steps to be taken to assure retention of Target Fund assets prior to and following the Reorganizations.  The Target Funds Board also received information about the shareholder services that would be available to shareholders of the Combined Funds. The Target Funds Board received information about Touchstone Advisors’ investment reputation, broad product line, service quality and industry relationships, and its depth in resources and experience, including experience in acquisitions. The Target Funds Board received information about the benefits Touchstone Advisors’ asset management business could provide to Target Fund shareholders.

The information provided to the Target Funds Board also included information about each Reorganization, including the investment strategy and historical investment performance, if any, of the applicable Acquiring Fund; the fees and expenses of the Acquiring Fund, including the advisory fee rate and any applicable breakpoints as assets increase; the expense limitation arrangements in place for the Acquiring Fund and those arrangements proposed to be implemented following the Reorganization, as applicable; information about the Acquiring Funds’ valuation practices and procedures, and plans to address any differences in practices between the Target Funds and the Acquiring Funds prior to the closing of the Reorganizations; information regarding any illiquid securities, or securities valued using fair value methods, held by a Target Fund; information about the tax impact on shareholders of the applicable Target Fund, including the Target Fund’s unrealized appreciation, unrealized depreciation and capital loss carryovers, as applicable, and the expected tax-free nature of the Reorganization; and information about portfolio holdings of the Target Fund that would be sold following the Reorganization, anticipated transaction costs and measures that Touchstone Advisors might take to minimize transaction costs and adverse tax consequences to shareholders of the Target Funds associated with any repositioning of the Combined Funds in connection with the Reorganization, as applicable. The Target Funds Board noted that Eileen A. Kamerick, a member of the Target Funds Board, submitted her name to the Acquiring Funds Board for consideration as a future board member.

Prior to voting on the Plan, the Target Funds Board, including the Independent Directors, reviewed the Transaction, the Reorganizations and the Plan with representatives of SunAmerica and Touchstone Advisors, counsel to the Target Funds and the Independent Directors’ special legal counsel, as applicable.  The Independent Directors also reviewed the Transaction, the Reorganizations and the Plan with their special legal counsel in private sessions at which no representatives of SunAmerica, Touchstone Advisors or counsel to the Target Funds were present.

In connection with the Target Funds Board’s review of the Reorganizations and the Plan, the Board considered, among other factors:

(1)	representations regarding the reputation, financial strength and resources of Touchstone Advisors and its parent company, W&S, and their express commitment to building their mutual fund advisory business;

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(2)	the nature, quality and extent of services to be provided to the Acquiring Funds and their shareholders by Touchstone Advisors and the Acquiring Funds’ sub-advisors following the Reorganizations;

(3)	the compliance infrastructure of Touchstone Advisors and Touchstone Funds, and that each compliance program is led by an experienced Chief Compliance Officer;

(4)	the oversight and governance provided by the Acquiring Funds Board;

(5)	the similarities and differences between the investment objectives, principal investment strategies and risks of each Target Fund and those of the corresponding Acquiring Fund;

(6)	the historical investment performance records of each Target Fund and its corresponding Acquiring Fund, if any, including that the historical investment performance record of each Acquiring Fund was generally better than the historical investment performance record of its corresponding Target Fund, and that each of the Acquiring Funds has a higher Morningstar rating than its corresponding Target Fund;

(7)	the anticipated benefits to the shareholders of the Target Funds, including operating efficiencies, that may be achieved from the Reorganizations;

(8)	the distribution arrangements and shareholder services that will be available to the Acquiring Funds following the Reorganizations, including that the greater extent of Touchstone Advisors’ distribution capabilities, resources and sales personnel relative to SunAmerica, particularly in distribution channels where SunAmerica has less of a presence, may contribute to increased asset levels and potential economies of scale for the Combined Funds after the Reorganizations;

(9)	that the management fee rates payable by each Acquiring Fund would be lower than the management fee rates payable by the corresponding Target Fund, except with respect to the Reorganizations of AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund into Touchstone Balanced Fund, as discussed in (10) below;

(10)	that, with respect to the Reorganizations of AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund into Touchstone Balanced Fund, the higher management fee rate of the Acquiring Fund reflects that (i) the Acquiring Fund invests directly in securities, whereas the Target Funds invest in affiliated underlying funds; (ii) unlike the Acquiring Fund, the Target Funds bear acquired fund fees and expenses (the fees and expenses of the underlying funds in which they invest); and (iii) the total annual fund operating expenses of each class of shares of the Combined Fund on an annualized basis are expected to be lower than the total annual fund operating expenses of the corresponding class of each Target Fund;

(11)	the fact that Touchstone Advisors will provide a contractual expense limitation for a period of two years following the completion of the Reorganizations that will limit the total annual fund operating expenses of each class of shares of each Combined Fund on an annualized basis to an amount that is equal to or lower than the total annual operating expense ratio of the corresponding class of shares of the Target Fund, after taking into account any SunAmerica expense limitation agreement (in determining the obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: (i) interest, (ii) taxes, (iii) dividend and interest expense on short sales, (iv) Target Fund fees and expenses; and (v) extraordinary or non-routine items, including litigation expenses);

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(12)	that a substantial portion of each Target Fund’s portfolio holdings would be sold by the corresponding Acquiring Fund following completion of the Reorganizations and in that regard, the Target Funds Board considered that the cost to each Combined Fund to reposition securities following the completion of the Reorganizations was expected to be less than $0.01 per share for each Combined Fund except for Touchstone Strategic Income Opportunities Fund, for which the cost to reposition securities was not expected to exceed $0.02 per share;

(13)	that each Combined Fund may realize capital gains in connection with the repositioning of securities following the completion of the Reorganizations, but that such amounts are consistent with the levels of gains realized by the corresponding Target Fund in the past and/or that the Combined Fund has capital-loss carryforwards that may in part offset capital gains;

(14)	that Touchstone Strategic Income Opportunities Fund is a newly-organized Fund established in connection with the applicable Reorganizations, and that such new Fund’s sub-advisor has previously operated the Fund’s investment strategies only for institutional accounts that are not investment companies registered under the 1940 Act, and that such Reorganizations benefit Touchstone and the sub-advisor by providing vehicles to introduce such institutional investment strategies to 1940 Act-registered investment companies, however, the Target Funds Board considered such investment strategies, and concluded that, on balance, the benefits of such investment strategies and the strong historical performance of the institutional accounts as compared to the Target Funds argued in favor of such Reorganizations;

(15)	the similarity of the Target Funds’ and Acquiring Funds’ valuation practices and procedures, and the plans to address any differences in practices prior to the closing of the Reorganizations;

(16)	the fact that SunAmerica and Touchstone Advisors will pay the costs of the Target Funds arising in connection with the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities);

(17)	the fact that each Reorganization is expected to be a tax-free reorganization for federal income tax purposes;

(18)	the terms and conditions of the Plan;

(19)	potential conflicts of interest, including the fact that SunAmerica will receive financial consideration upon consummation of the Transaction;

(20)	that Touchstone Advisors and SunAmerica have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Combined Funds;

(21)	the ability of the shareholders of each Target Fund to redeem their shares; and

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(22)	that SunAmerica intended to exit the retail mutual fund asset management business, that the Reorganizations offer shareholders of the Target Funds an opportunity to be part of a larger mutual fund complex offering a diversified fund line-up with free exchangeability among funds and sponsored by a reputable and respected investment advisor with a proven track record of successful acquisitions, and that the Reorganizations present an excellent opportunity for the shareholders of each Target Fund to become investors in a Combined Fund that has a larger asset size than the Target Fund, total annual fund operating expenses that are no higher than the total annual fund operating expenses of the Target Fund (after applicable expense waivers), and a strong historical investment performance record.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Target Funds Board concluded that the Reorganizations would be in the best interest of each Target Fund, approved the Plan and recommended that shareholders of each Target Fund approve the Plan with respect to their Fund.

Agreements and Plans of Reorganization

The following summary is qualified in its entirety by reference to the Plans, forms of which are set forth in Exhibit A, one form applicable to Existing Fund Reorganizations and one form applicable to New Fund Reorganizations. Each Plan provides that all the assets of each Target Fund will be transferred to the corresponding Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan. The Reorganizations are expected to close on July 16, 2021, or such other date as may be agreed upon by the parties (the “Closing Date”).

With respect to each Reorganization of a Target Fund into the Shell Fund, the Plan provides that the initial net asset value of each share class of each Acquiring Fund will be equal to the net asset value of the corresponding class of shares of the corresponding Target Fund as of the close of business on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”). For Shell Funds with two Target Funds, the initial net asset value of each share class of each Shell Fund will be equal to the net asset value of the corresponding class of shares of the corresponding Target Fund that is the accounting survivor. For each Reorganization, the Plan provides that the price of shares and the computation of net asset values will be made in accordance with the valuation policies and procedures established by the Touchstone Funds Board for regular use in pricing the shares and assets of the applicable Acquiring Trust. The parties will use commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences that may result from the application of the Acquiring Trust’s valuation policies and procedures to the assets of the Target Fund. As of the date of this Joint Proxy Statement/Prospectus, the parties do not expect any material pricing differences to arise. BNY Mellon Investment Servicing (US) Inc., the Acquiring Funds’ accounting agent, will compute the value of each Fund’s shares and investment portfolio.

With respect to each Reorganization of a Target Fund into an Operating Fund, the Plan provides that, immediately after the closing of the Reorganization (the “Closing”), the Target Fund will distribute pro rata to its shareholders of record of each class as of the time of such distribution the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund pursuant to the Plan in complete liquidation of the Target Fund. The distribution and liquidation will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records. Each account will represent the respective pro rata number of full and fractional shares of the applicable Acquiring Fund, by class, due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be canceled. The Plan provides that Target Funds will take all necessary and appropriate steps to terminate the Target Fund following the Closing and the making of such distributions.

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Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the applicable Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Acquiring Fund shares of which this Joint Proxy Statement/Prospectus is a part, the satisfaction or waiver of the closing conditions to the Transaction and approval of the Plan by shareholders of the Target Fund.

A Plan may be terminated (1) by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and applicable Registrant, on behalf of the Target Fund; or (2) at or prior to the Closing by either party (a) because of a material breach by the other of any representation, warranty or covenants contained in the Plan to be performed at or prior to the Closing, (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met, (c) because a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) because the Closing has not occurred on or before October 21, 2021, or such other date as to which the Investment Companies (as defined in the Plan) agree.

A Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the applicable Registrant.

Whether or not a Reorganization is consummated, Touchstone Advisors and SunAmerica or their affiliates are obligated under the applicable Plan to pay the direct expenses incurred by the Funds in connection with the Reorganization (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus. These costs are estimated to be approximately $5.25 million. The costs of the Reorganizations (other than transaction costs in connection with repositioning of the portfolio) will not be borne by the Funds or their shareholders.

Description of the Securities to be Issued

Shareholders of each Target Fund as of the Closing will receive full and fractional shares of the corresponding class of the applicable Acquiring Fund in accordance with the terms of the applicable Plan. The shares of each Acquiring Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued. Shares of the Acquiring Fund to be issued in a Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

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Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a non-waivable condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

(i) The transfer by the Target Fund of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, immediately followed by the pro rata, by class, distribution of all the shares of the Acquiring Fund so received by the Target Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

(iii) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv) No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v) The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(vi) The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(vii) The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii) The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

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(ix)       In the case of each New Fund Reorganization, for purposes of section 381, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the Acquiring Fund’s first taxable year that ends after the Reorganization.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquiring Fund, a Target Fund or any Target Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) in the case of an Existing Fund Reorganization, at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. While it is unlikely a Fund holds stock in a foreign corporation classified as a PFIC, in the case of an Existing Fund Reorganization, if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the closing of each Existing Fund Reorganization, the Target Fund may declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

If portfolio investments of a Target Fund are sold prior to that Target Fund’s Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

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After an Existing Fund Reorganization, the Acquiring Fund’s ability to use the corresponding Target Fund’s and Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the applicable Funds at the time of the Reorganization. Such limitations do not apply to Funds involved in a New Fund Reorganization.

The AIG Flexible Credit Fund, AIG International Dividend Strategy Fund, AIG Strategic Bond Fund and AIG Strategic Value Fund had unused capital loss carryforwards available for the applicable time periods for federal income tax purposes to be applied against capital gains, if any, per the table below.

Funds	Capital Losses to be carried forward	As of
AIG Active Allocation Fund	$0	October 31, 2020
Touchstone Balanced Fund	$0	June 30, 2020
AIG Flexible Credit Fund	$13,499,858	March 31, 2020
Touchstone Strategic Income Opportunities Fund	$0	N/A

AIG Focused Alpha Large-Cap Fund	$0	October 31, 2020
Touchstone Large Cap Focused Fund	$0	June 30, 2020

AIG International Dividend Strategy Fund	$67,774,359	September 30, 2020
Touchstone International Equity Fund	$0	June 30, 2020

AIG Multi-Asset Allocation Fund	$0	October 31, 2020
Touchstone Balanced Fund	$0	June 30, 2020

AIG Strategic Bond Fund	$31,190,479	March 31, 2020
Touchstone Strategic Income Opportunities Fund	$0	June 30, 2020

AIG Strategic Value Fund	$1,315,211	October 31, 2020
Touchstone Value Fund	$0	June 30, 2020

A Fund is generally able to carryforward net capital losses arising indefinitely. In addition, shareholders of a Target Fund involved in an Existing Fund Reorganization, will receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain an Acquiring Fund involved in an Existing Fund Reorganization realizes after its Reorganization, including any built-in gain realized on the sale of the Target Fund’s assets in connection with the repositioning of the portfolio after the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of a Target Fund involved in an Existing Fund Reorganization may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

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As of December 31, 2020, for U.S. federal income tax purposes, the Target Funds had net unrealized gains or losses per the table below. With respect to each Target Fund, these figures are likely to change prior to the Closing and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

Target Funds	Net Unrealized Gains or (Losses)
AIG Active Allocation Fund	$8,147,274
AIG Flexible Credit Fund	$259,640
AIG Focused Alpha Large-Cap Fund	$162,757,259
AIG International Dividend Strategy Fund	$6,694,105
AIG Multi-Asset Allocation Fund	$15,857,816
AIG Strategic Bond Fund	$13,593,093
AIG Strategic Value Fund	$14,019,204

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Pro Forma Capitalization

The following tables set forth, for each Reorganization, the net assets, number of shares outstanding and net asset value per share (“NAV”), assuming the Reorganizations occurred as of December 31, 2020 for the Operating Funds and the Target Funds. With respect to Reorganizations involving more than one Target Fund, the Reorganizations are not contingent upon each other and results may vary. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of December 31, 2020, after giving effect to the applicable Reorganization. These numbers may differ as of the Closing Date of the applicable Reorganization.

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Capitalization Table as of December 31, 2020 (Unaudited)

Reorganization of AIG Active Allocation Fund/ AIG Multi-Asset Allocation Fund into Touchstone Balanced Fund

	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Balanced Fund
Net Assets (all classes)	$122,936,046	$212,872,240	$495,193,179	$0		$831,001,465
Class A
Net assets	$107,721,026	$192,732,482	$291,992,657	$17,083,653	(2)	$609,529,817
Shares outstanding	6,395,071	10,607,804	12,462,853	(3,450,287	)(2,3)	26,015,441
NAV	$16.84	$18.17	$23.43			$23.43
Class B (2)
Net assets	$6,552,679	$10,530,974	N/A	$(17,083,653)		N/A
Shares outstanding	393,127	580,524	N/A	(973,651	)(3)	N/A
NAV	$16.67	$18.14	N/A			N/A
Class C
Net assets	$8,662,341	$9,608,784	$53,606,831			$71,877,956
Shares outstanding	517,249	529,227	2,276,423	(270,632	)(3)	3,052,267
NAV	$16.75	$18.16	$23.55			$23.55
Class Y
Net assets	N/A	N/A	$149,593,691			$149,593,691
Shares outstanding	N/A	N/A	6,443,604			6,443,604
NAV	N/A	N/A	$23.22			$23.22

(1)	Touchstone Advisors and SunAmerica will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
(2)	Holders of Class B shares of the Target Funds will receive Class A shares of the Acquiring Fund upon closing of the Reorganization.
(3)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Funds’ shareholder accounts based on the relative value of the Target Funds’ and the Acquiring Fund NAV.

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Capitalization Table as of December 31, 2020 (Unaudited)

Reorganization of AIG Flexible Credit Fund / AIG Strategic Bond Fund into Touchstone Strategic Income Opportunities Fund

	AIG Flexible Credit Fund	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund Capitalization pre-Reorganization	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Strategic Income Opportunities Fund
Net Assets (all classes)	$246,502,616	$378,487,542	--			$624,990,158
Class A
Net assets	$92,209,645	$175,706,876	--	$14,696,628	(2)	$282,613,149
Shares outstanding	27,537,890	49,625,277	--	2,655,883	(2,4)	79,819,050
NAV	$3.35	$3.54	--			$3.54
Class B (2)
Net assets	N/A	$14,696,628	--	$(14,696,628)		N/A
Shares outstanding	N/A	4,157,645	--	(4,157,645	)(4)	N/A
NAV	N/A	$3.53	--			N/A
Class C
Net assets	$38,900,896	$43,638,473	--			$82,539,369
Shares outstanding	11,548,969	12,291,602	--	(591,795	)(4)	23,248,776
NAV	$3.37	$3.55	--			$3.55
Class W/Y(3)
Net assets	$115,392,075	$144,445,565	--			$259,837,640
Shares outstanding	34,410,610	40,883,595	--	(1,750,259	)(4)	73,543,946
NAV	$3.35	$3.53	--			$3.53

(1)	Touchstone Advisors and SunAmerica will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
(2)	Holders of Class B shares of the Target Funds will receive Class A shares of the Acquiring Fund upon closing of the Reorganization.
(3)	Holders of Class W shares of the Target Funds will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.
(4)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the AIG Flexible Credit Funds shareholder accounts based on the relative value of the AIG Flexible Credit Funds and the AIG Strategic Bond Fund NAV.

Capitalization Table as of December 31, 2020 (Unaudited)

Reorganization of AIG Focused Alpha Large-Cap Fund into Touchstone Large Cap Focused Fund

	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Large Cap Focused Fund
Net Assets (all classes)	$707,216,030	$1,972,787,397			$2,680,003,427
Class A
Net assets	$638,435,849	$1,350,636,834			$1,989,072,683
Shares outstanding	21,579,377	26,960,875	(8,836,147	)(3)	39,704,105
NAV	$29.59	$50.10			$50.10
Class C
Net assets	$24,200,842	$35,545,230			$59,746,072
Shares outstanding	899,148	771,796	(373,728	)(3)	1,297,216
NAV	$26.92	$46.06			$46.06
Class W/Y(2)
Net assets	$44,579,340	$425,529,616			$470,108,956
Shares outstanding	1,472,679	8,520,717	(580,021	)(3)	9,413,375
NAV	$30.27	$49.94			$49.94
Institutional Class Shares
Net assets	N/A	$161,075,717			$161,075,717
Shares outstanding	N/A	3,219,830			3,219,830
NAV	N/A	$50.03			$50.03

(1)	Touchstone Advisors and SunAmerica will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
(2)	Holders of Class W shares of the Target Fund will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.
(3)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund shareholder accounts based on the relative value of the Target Fund and the Acquiring Fund NAV.

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Capitalization Table as of December 31, 2020 (Unaudited)

Reorganization of AIG International Dividend Strategy Fund into Touchstone International Equity Fund

	AIG International Dividend Strategy Fund	Touchstone International Equity Fund	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone International Equity Fund
Net Assets (all classes)	$55,703,727	$127,189,869			$182,893,596
Class A
Net assets	$52,473,462	$86,497,710			$138,971,172
Shares outstanding	6,516,686	5,035,267	(3,462,352	)(3)	8,089,601
NAV	$8.05	$17.18			$17.18
Class C
Net assets	$2,266,983	$1,979,836			$4,246,819
Shares outstanding	311,409	123,641	(169,811	)(3)	265,239
NAV	$7.28	$16.01			$16.01
Class W/Y(2)
Net assets	$963,282	$23,761,613			$24,724,895
Shares outstanding	119,465	1,402,731	(62,601	)(3)	1,459,595
NAV	$8.06	$16.94			$16.94
Institutional Class Shares
Net assets	N/A	$14,950,710			$14,950,710
Shares outstanding	N/A	884,443	-		884,443
NAV	N/A	$16.90			$16.90

(1)	Touchstone Advisors and SunAmerica will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
(2)	Holders of Class W shares of the Target Fund will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.
(3)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund shareholder accounts based on the relative value of the Target Fund and the Acquiring Fund NAV.

Capitalization Table as of December 31, 2020 (Unaudited)

Reorganization of AIG Strategic Value Fund into Touchstone Value Fund

	AIG Strategic Value Fund	Touchstone Value Fund	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Value Fund
Net Assets (all classes)	$176,432,346	$312,422,203			$488,854,549
Class A
Net assets	$166,820,346	$28,850,491			$195,670,837
Shares outstanding	5,935,560	2,973,119	11,262,414	(3)	20,171,093
NAV	$28.11	$9.70			$9.70
Class C
Net assets	$4,939,866	$1,703,267			$6,643,133
Shares outstanding	192,741	175,988	317,576	(3)	686,305
NAV	$25.63	$9.68			$9.68
Class W/Y(2)
Net assets	$4,672,134	$77,798,674			$82,470,808
Shares outstanding	166,315	7,982,907	312,878	(3)	8,462,100
NAV	$28.09	$9.75			$9.75
Institutional Class Shares
Net assets	N/A	$204,069,771			$204,069,771
Shares outstanding	N/A	21,005,943			21,005,943
Net asset value per share	N/A	$9.71			$9.71

(1)	Touchstone Advisors and SunAmerica will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
(2)	Holders of Class W shares of the Target Fund will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.
(3)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund shareholder accounts based on the relative value of the Target Fund and the Acquiring Fund NAV.

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THE FUNDS’ MANAGEMENT

SunAmerica is the investment advisor to the Target Funds. Touchstone Advisors serves as the investment advisor to the Acquiring Funds. Touchstone Advisors employs a sub-advisor for each Acquiring Fund.

Investment Advisor

Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of December 31, 2020, Touchstone Advisors had approximately $25.9 billion in assets under management. As the Acquiring Funds’ investment advisor, Touchstone Advisors reviews, supervises and administers the Acquiring Funds’ investment programs and also ensures compliance with the Acquiring Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Acquiring Fund’s sub-advisor(s), subject to approval by the Fund’s Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;
•	performance as compared to its peers or benchmark;
•	consistency of performance over 5 years or more;
•	level of compliance with investment rules and strategies;
•	employees, facilities and financial strength; and
•	quality of service.

Touchstone Advisors continually monitors each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with the sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Funds Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. An Acquiring Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Acquiring Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds in the Touchstone Funds. Shareholders will be notified of any material changes in an Acquiring Fund’s sub-advisory arrangements. Each Acquiring Fund has adopted the manager-of-managers structure and currently operates under the terms of the exemptive order. After the Reorganizations, Touchstone Advisors and the Acquiring Trust will continue to rely on the manager-of-managers exemptive order.

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Two or more sub-advisors may manage an Acquiring Fund from time to time, with each managing a portion of the Acquiring Fund’s assets. If an Acquiring Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Acquiring Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is responsible for the operations of the Acquiring Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors receives an investment advisory fee from each Acquiring Fund at an annualized rate, based on the average daily net assets of the Acquiring Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended June 30, 2020, except as otherwise noted below. Touchstone Advisors pays subadvisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate as a % of Average Daily Net Assets
Touchstone Balanced Fund	0.52%
Touchstone International Equity Fund	0.68%
Touchstone Large Cap Focused Fund	0.58%
Touchstone Strategic Income Opportunities Fund	N/A
Touchstone Value Fund	0.60%

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for each Target Funds Board’s approval of the Target Funds’ advisory agreement is included in each Target Fund’s Annual or Semi-Annual Reports, as applicable, for the periods ended September 30, 2020, October 31, 2020, and December 31, 2020, as applicable. A discussion of the basis for the Acquiring Funds’ Board’s approval of the Acquiring Funds’ advisory and sub-advisory agreements can be found in the Acquiring Fund’s Semi-Annual Report for the period ended December 31, 2020. Fort Washington is an affiliate of Touchstone Advisors and serves as sub-advisor to the Balanced Fund, the International Equity Fund, the Large Cap Focused Fund and the Strategic Income Opportunities Fund. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as sub-advisor to these Funds. The Board reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Additional Information

The Trustees of the Acquiring Trust oversee generally the operations of each Fund and the Acquiring Trust. The Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment advisor, custodian, transfer agent, accountants and distributor, who provide services to each Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

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This Joint Proxy Statement/Prospectus provides information concerning the Acquiring Trust and the Acquiring Funds that you should consider in determining whether to invest in shares of the Acquiring Funds. The Acquiring Funds may make changes to this information from time to time. Neither this Joint Proxy Statement/Prospectus, the SAIs or any document filed as an exhibit to the Acquiring Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Acquiring Trust or an Acquiring Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisors and Portfolio Managers

Listed below are the sub-advisors and their respective portfolio managers that have responsibility for the day-to-day management of each Acquiring Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Acquiring Fund or other funds that they manage, a description of their compensation structure, and information regarding other accounts that they manage.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 serves as sub-advisor to the Touchstone Value Fund. As sub-advisor, Barrow Hanley makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. As of December 31, 2020, Barrow Hanley managed approximately $48 billion in assets under management.

Touchstone Value Fund

David Ganucheau, CFA Senior Managing Director and Portfolio Manager . Mr. Ganucheau joined Barrow Hanley in March 2004. Mr. Ganucheau serves as a member of the large cap value equity team.

Mark Giambrone, Senior Managing Director and Portfolio Manager. Mr. Giambrone joined Barrow Hanley in January 1999 and serves as a member of the large cap value equity team.

Lewis Ropp, Senior Managing Director and Portfolio Manager. Mr. Ropp joined Barrow Hanley in 2001. and serves as a member of the large cap value equity team.

Fort Washington Investment Advisors, Inc., located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, an affiliate of Touchstone Advisors, serves as sub-advisor to Touchstone Large Cap Focused Fund, Touchstone Balanced Fund, and Touchstone International Equity Fund. Fort Washington will also serve as sub-advisor to the Touchstone Strategic Income Opportunities Fund, after the Reorganization. As the sub-advisor, Fort Washington makes the daily decisions regarding buying and selling specific securities for each Acquiring Fund, according to the Acquiring Fund’s investment goals and strategies. Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. As of December 31, 2020, Fort Washington managed approximately $69.4 billion in assets.

Touchstone Balanced Fund

Daniel J. Carter, CFA, Managing Director and Senior Portfolio Manager. Mr. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007. Mr. Carter has co-managed the Balanced Fund since its inception in 2017.

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James Wilhelm, Managing Director and Senior Portfolio Manager. Mr. Wilhelm joined Fort Washington in 2002. Mr. Wilhelm has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, was Head of Public Equities from 2015 - 2020. He has co-managed the Balanced Fund since its inception in 2017.

Austin R. Kummer, CFA, Vice President and Senior Portfolio Manager. Mr. Kummer joined Fort Washington in 2013. He focuses on portfolio management and research functions within Multi-Sector Fixed Income and Dividend Equity strategies. He also contributes to asset allocation and macro positioning for the firm and has shared responsibility for the company’s Private Debt portfolio.

Touchstone International Equity Fund

Andrew Boczek, Portfolio Manager. Mr. Boczek joined Fort Washington in 2017. Mr. Boczek is a Vice President and Senior Portfolio Manager. Mr. Boczek served as the portfolio manager of the Predecessor Fund, which was managed by Sentinel Asset Management, Inc. ("Sentinel"), from 2012 to 2017. Prior to joining Sentinel, from 2006-2012, Mr. Boczek served as an analyst with Legend Capital Management, LLC. Prior to Legend Capital, Mr. Boczek served as an analyst on the International Value team at Artisan Partners LP from 2002 to 2006.

Touchstone Large Cap Focused Fund

James Wilhelm, Managing Director and Senior Portfolio Manager. Mr. Wilhelm joined Fort Washington in 2002. He has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and was Head of Public Equities from 2015 - 2020.

Touchstone Strategic Income Opportunities Fund

Daniel J. Carter, CFA, Managing Director and Senior Portfolio Manager. Mr. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.

Austin R. Kummer, CFA, Vice President and Senior Portfolio Manager. Mr. Kummer joined Fort Washington in 2013. He focuses on portfolio management and research functions within Multi-Sector Fixed Income and Dividend Equity strategies. He also contributes to asset allocation and macro positioning for the firm and has shared responsibility for the company’s Private Debt portfolio.

Brendan M. White, CFA, Senior Vice President, Co-CIO, Portfolio Manager, is a Senior Vice President and Co-Chief Investment Officer of Fort Washington Investment Advisors, Inc., a wholly owned subsidiary of Western & Southern Financial Group.

Investment Advisory Fees

Pursuant to investment advisory agreements, each of SunAmerica and Touchstone Advisors, respectively, is entitled to receive a fee with respect to the average daily net assets of the Funds for which they act as investment advisor, which is paid monthly. The advisory fees payable to SunAmerica with respect to the Target Funds and to Touchstone Advisors with respect to the Acquiring Funds are set forth in the table below. For each Acquiring Fund and Target Fund, Touchstone Advisors and SunAmerica, respectively, pay a sub-advisory fee to the applicable sub-advisor from its advisory fee. The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets as of the date of this Joint Proxy Statement/Prospectus.

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Target Fund		Acquiring Fund
Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
AIG Active Allocation Fund		Touchstone Balanced Fund
All assets	0.10%	First $200 million	0.55%
		Next $200 million	0.50%
		Next $600 million	0.45%
		Next $1 billion	0.40%
		In excess of $2 billion	0.35%

AIG Flexible Credit Fund		Touchstone Strategic Income Opportunities Fund
First $200 million	0.75%	First $250 million	0.55%
Next $200 million	0.72%	Next $250 million	0.50%
In excess of $400 million	0.55%	In excess of $500 million	0.45%

AIG Focused Alpha Large-Cap Fund		Touchstone Large Cap Focused Fund
All assets	1.00%	First $500 million	0.70%
		Next $300 million	0.65%
		Next $200 million	0.60%
		Next $1 billion	0.50%
		In excess of $2 billion	0.40%

AIG International Dividend Strategy Fund		Touchstone International Equity Fund
All assets	1.00%	First $500 million	0.70%
		Next $300 million	0.65%
		Next $200 million	0.60%
		Next $1 billion	0.50%
		In excess of $2 billion	0.40%

AIG Multi-Asset Allocation Fund		Touchstone Balanced Fund
All assets	0.10%	First $200 million	0.55%
		Next $200 million	0.50%
		Next $600 million	0.45%
		Next $1 billion	0.40%
		In excess of $2 billion	0.35%
AIG Strategic Bond Fund		Touchstone Strategic Income Opportunities Fund
First $350 million	0.65%	First $250 million	0.55%
In excess of $350 million	0.60%	Next $250 million	0.50%
		In excess of $500 million	0.45%

AIG Strategic Value Fund		Touchstone Value Fund
All assets	0.75%	All Assets	0.65%

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The SAI for each Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed by each portfolio manager and, except with respect to the Shell Fund, investments in the Fund or Funds that they manage.

Advisory Fee Waiver Agreements

SunAmerica is contractually obligated to waive its advisory fee with respect to the Target Funds in the table below so that the advisory fee payable by the Target Funds equals the following:

Target Fund	Net Advisory Fee After Waiver	Expiration Date
AIG Flexible Credit Fund	0.34% of average daily net assets	July 31, 2021
AIG Strategic Bond Fund	0.38% on the first $350 million of the Fund’s average daily net assets and 0.33% above $350 million of the Fund’s average daily net assets	July 31, 2021

Expense Limitation Agreement

Target Funds

SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed certain amounts noted in the footnotes of the Fees and Expenses Table in this Joint Proxy Statement/Prospectus for a Target Fund, and as set forth in the table below. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

Any waivers and/or reimbursements made by SunAmerica with respect to a Target Fund are subject to recoupment within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Target Fund to exceed the lesser of (a) the expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. Any recoupments from a Target Fund will not be carried over into the combined fund. The Expense Limitation Agreement will continue in effect indefinitely, unless terminated by the applicable Target Funds Board, including a majority of the Target Funds Independent Directors. The potential recoupments are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Target Fund until collection is probable, but appears as footnote disclosure to a Target Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

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AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund

SunAmerica is voluntarily waiving fees and/or reimbursing expenses for each Fund so that the total net expense ratios for Class A, Class B and Class C shares, do not exceed 0.25%, 0.90% and 0.90% respectively. For purposes of voluntary waivers and/or reimbursements, the net expense ratios reflect operating expenses of the Fund and do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

AIG Strategic Bond Fund and AIG Flexible Credit Fund

Pursuant to a Subadvisory Fee Waiver Agreement, effective through July 31, 2021, PineBridge has contractually agreed to waive its subadvisory fee with respect to the AIG Strategic Bond Fund so that the subadvisory fee payable by SunAmerica to PineBridge equals 0.17% of average daily net assets. Pursuant to a Subadvisory Fee Waiver Agreement, effective through July 31, 2021, Newfleet has contractually agreed to waive its subadvisory fee with respect to the AIG Flexible Credit Fund so that the subadvisory fee payable by SunAmerica to Newfleet equals 0.14% of average daily net assets.

Acquiring Funds

Touchstone Advisors has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed certain amounts noted in the footnotes of the Fees and Expenses Table in this Joint Proxy Statement/Prospectus for an Acquiring Fund, and as set forth in the table below.

Touchstone Advisors has entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses as set forth in the table below. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Acquiring Fund Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Acquiring Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

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Target Fund and Share Class	Expense Limit	Expiration of Expense Limit	Corresponding Acquiring Fund and Share Class	Expense Limit	Expiration of Expense Limit
AIG Active Allocation Fund*			Touchstone Balanced Fund
Class A	0.25%	Indefinite	Class A	1.01%	7/15/23
Class B	0.90%	Indefinite
Class C	0.90%	Indefinite	Class C	1.78%	7/15/23

AIG Flexible Credit Fund			Touchstone Strategic Income Opportunities Fund
Class A	1.45%	Indefinite	Class A	1.00%	7/15/23
Class C	2.10%	Indefinite	Class C	1.71%	7/15/23
Class W	1.25%	Indefinite	Class Y	0.75%	7/15/23

AIG Focused Alpha Large-Cap Fund			Touchstone Large Cap Focused Fund
Class A	1.72%	Indefinite	Class A	1.00%	7/15/23
Class C	2.37%	Indefinite	Class C	1.79%	7/15/23
Class W	1.52%	Indefinite	Class Y	0.72%	7/15/23

AIG International Dividend Strategy Fund			Touchstone International Equity Fund
Class A	1.90%	Indefinite	Class A	1.36%	7/15/23
Class C	2.55%	Indefinite	Class C	1.99%	7/15/23
Class W	1.70%	Indefinite	Class Y	0.99%	7/15/23
AIG Multi-Asset Allocation Fund *			Touchstone Balanced Fund
Class A	0.25%	Indefinite	Class A	1.01%	7/15/23
Class B Class C	0.90% 0.90%	Indefinite Indefinite	Class C	1.78%	7/15/23
AIG Strategic Bond Fund			Touchstone Strategic Income Opportunities Fund
Class A	1.40%	Indefinite	Class A	1.00%	7/15/23
Class B	2.05%	Indefinite	Class C	1.71%	7/15/23
Class C	2.05%	Indefinite	Class Y	0.75%	7/15/23
Class W	1.20%	Indefinite

AIG Strategic Value Fund			Touchstone Value Fund
Class A	1.72%	Indefinite	Class A	1.08%	7/15/23
Class C	2.37%	Indefinite	Class C	1.83%	7/15/23
Class W	1.52%	Indefinite	Class Y	0.83%	7/15/23

* Voluntary waiver

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Other Service Providers

The Target Funds engage and the Acquiring Funds will engage the service providers set forth in the chart below.

	Target Funds’ Service Providers	Acquiring Funds’ Service Providers
Principal Underwriter	AIG Capital Services, Inc.	Touchstone Securities, Inc.
Administrator	SunAmerica Asset Management, LLC	Touchstone Advisors, Inc.
Sub-Administrator	N/A	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	DST Asset Manager Solutions, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	State Street Bank & Trust Company	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Ernst & Young LLP*

*Ernst & Young LLP serves as the independent registered public accounting firm for each Acquiring Fund except the Touchstone Strategic Income Opportunities Fund. The firm of Tait, Weller & Baker LLP is expected to serve as the independent registered public accounting firm for the Touchstone Strategic Income Opportunities Fund for the fiscal year ending March 31, 2022.

SHARE CLASSES OF THE TARGET FUNDS AND ACQUIRING FUNDS

The share classes offered by the Target Funds and the corresponding share classes offered by the Acquiring Funds are listed in the table below.

FUNDS
AIG Focused Alpha Large-Cap	Touchstone Large Cap Focused	AIG Active Allocation	Touchstone Balanced	AIG Multi-Asset Allocation	Touchstone Balanced	AIG Strategic Value	Touchstone Value	AIG International Dividend Strategy	Touchstone International Equity	AIG Strategic Bond	AIG Flexible Credit	Touchstone Strategic Income Opportunities Fund
A	A	A	A	A	A	A	A	A	A	A	A	A
C	C	B	A	B	A	C	C	C	C	B		A
W	Y	C	C	C	C	W	Y	W	Y	C	C	C
										W	W	Y

Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Funds and the Acquiring Funds and the presence of a distribution plan for each share class. In addition, similarities in shareholder services and expenses were considered. If a Reorganization is consummated, shareholders of the Target Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization. Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of any Acquiring Fund other than in connection with the applicable Reorganization. The Touchstone Funds Board has reserved the right to create and issue additional classes of any Acquiring Fund following the Reorganizations. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

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CHOOSING A CLASS OF SHARES

Share Class Offerings. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. In addition, certain intermediaries may provide different sales charge discounts and waivers. These sales charge variations and the applicable intermediaries are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts of each applicable Acquiring Fund’s prospectus. Each Acquiring Fund offers Class A, Class C, and Class Y. Certain of the Acquiring Funds also offer Institutional Class shares that are not offered in the Joint Proxy Statement/Prospectus.

Pursuant to the Plans, upon the Closing of each Reorganization shareholders of the applicable Target Fund will receive shares of the corresponding class of the Acquiring Fund. Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of an Acquiring Fund other than in connection with the Reorganizations.

Class A Shares

The offering price of Class A shares of each Acquiring Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Acquiring Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge. The following tables show the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone equity funds and the Touchstone fixed income funds. For these purposes, the Acquiring Funds (except the Strategic Income Opportunities Fund) are “Touchstone equity funds”. The Strategic Income Opportunities fund is a “Touchstone fixed income fund”.

Applicable to Touchstone equity funds:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None*
*	Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone equity fund Class A shares of $1,000,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.

Applicable to Touchstone fixed income funds:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.35%
$250,000 but less than $500,000	1.50%	1.52%	1.40%
$500,000 or more	0.00%	0.00%	None*
*	Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%.

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Waiver of Class A Sales Charge*. There is no front-end sales charge if you invest $1 million or more in any share class of the Touchstone equity funds. Additionally, there is no front-end sales charge if you invest $500,000 or more in any share class of the Touchstone fixed income funds. If you redeem shares that were part of the $1 million or $500,000 breakpoint purchase within one year of that purchase, you may pay a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the "Distributor" or "Touchstone Securities") to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees** (and their immediate family members***) of financial intermediaries having selling agreements with Touchstone Securities.
•	Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.
•	Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.
•	Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.
•	Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts. The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.
•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.
•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.
•	Former shareholders of Sentinel Group Funds, Inc. (“Sentinel Funds”) who received shares of Touchstone Funds pursuant to the October 27, 2017 reorganization of their respective Sentinel Funds and whose Sentinel Fund account was established with a net asset value purchase privilege.

*	Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the applicable Acquiring Fund’s prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Ameriprise Financial, Raymond James, and Robert W. Baird & Co. Incorporated.
**	The term “employee” is deemed to include current and retired employees.
***	Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, niece or nephew and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of the Acquiring Funds’ prospectuses, this arrangement applies to shareholders purchasing Acquiring Fund shares through platforms at the following intermediaries:

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•	Merrill Lynch
•	RBC
•	JP Morgan Securities
•	Morgan Stanley
•	Raymond James
•	Ameriprise

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts  in the applicable Acquiring Fund’s prospectus for a description of variations in sales charges and waivers for Acquiring Fund shares purchased through Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Ameriprise Financial, Raymond James, and Robert W. Baird & Co. Incorporated. You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

You must notify your financial intermediary (or Touchstone Securities for purchases made directly from the Acquiring Funds) at the time of purchase that you believe you qualify for a sales charge waiver, in addition to providing appropriate proof of your eligibility. Failure to provide such notification and proof may result in you not receiving the sales charge waiver to which you are otherwise entitled. For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Acquiring Funds' website: TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Acquiring Fund.  At the option of the Acquiring Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of an Acquiring Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, or an individual’s children under the age of 21; or
•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts (“Qualified Accounts”) held in any Touchstone Fund may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts
•	Joint tenant with rights of survivorship accounts
•	Uniform Gifts/Transfers to Minors Act (“UGTMA”) Accounts
•	Trust accounts

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•	Estate accounts
•	Guardian/Conservator accounts
•	Individual Retirement Accounts ("IRAs"), including Traditional, Roth, Simplified Employee Pension Plans ("SEP") and Savings Incentive Match Plan for Employees ("SIMPLE")
•	Coverdell Education Savings Accounts ("Education IRAs")

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through a financial intermediary, you may combine the current NAV of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $25,000 in Touchstone equity funds or $50,000 in Touchstone fixed income funds (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months, you may qualify for a reduced sales charge of Class A shares of any Touchstone fund by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $25,000 in Touchstone equity funds or at least $50,000 Touchstone fixed income funds sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

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Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds' website: TouchstoneInvestments.com. You can access this information by selecting to “Sales Charges and Breakpoints” under the “Mutual Funds” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Class C shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a Rule 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. Shareholders of Class C shares of Active Bond Fund and Ultra Short Duration Fixed Income Fund that were received pursuant to the October 27, 2017 reorganization of series of Sentinel Group Funds, Inc. will not be assessed a CDSC upon redemption of their shares. In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more.  Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Please see Appendix A – Intermediary–Specific Sales Charge Waivers and Discounts in the applicable Fund’s prospectus for a description of the load waivers and discounts available to shareholders purchasing Fund shares through certain intermediaries.

Effective June 30, 2020 (the “Effective Date”), Class C shares of each Acquiring Fund will automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy.

Class Y Shares

Class Y shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Touchstone Funds and are not reflected in the fee tables or expense examples in the applicable Acquiring Fund’s “Summary” section in this Joint Proxy Statement/Prospectus. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

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DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE ACQUIRING FUNDS

12b-1 Distribution Plans.  Each Acquiring Fund offering Class A shares and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to such shares.  The plans allow each Acquiring Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Acquiring Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Acquiring Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, Inc. (“Touchstone Securities”), the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of an Acquiring Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Acquiring Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Acquiring Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend an Acquiring Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Acquiring Funds may use financial firms that sell the Acquiring Funds’ shares to effect portfolio transactions for the Acquiring Funds, the Acquiring Funds and Touchstone Advisors will not consider the sale of an Acquiring Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section titled “Touchstone Securities” in the SAI.

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INVESTING WITH TOUCHSTONE

Buying and Selling Acquiring Fund Shares

The Acquiring Funds’ minimum investment requirements are set forth in the table and the discussion below. Each Fund reserves the right to reduce or waive these minimums in certain instances. References in this section to a “Fund” or the “Funds” refer to the Acquiring Funds. The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganizations.

	Classes A, C, and Y
	Initial Investment	Additional Investment
Acquiring Funds
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts / Transfers to Minors Act	$1,000	$50
Automatic Investment Plan	$100	$50

Acquiring Funds. Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A and C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the section “Investing with Touchstone” of the applicable Acquiring Fund’s prospectus or call 1.800.543.0407.

Financial Intermediary Compensation

If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

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Purchasing Your Shares

Please read the Acquiring Fund’s prospectus carefully and then determine how much you want to invest.

Existing shareholders of all classes may purchase directly through Touchstone Securities, Inc. (“Touchstone Securities”) or your financial intermediary.

•	New shareholders interested in purchasing Classes A and C shares may do so through your financial intermediary.
•	Class Y shares are only available through a financial intermediary or financial institutions such as retirement plans or fee based platforms, which may impose charges in addition to those described in the Acquiring Fund’s prospectus.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com. You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Subject to the restrictions on new accounts described in the section of the Acquiring Fund’s prospectus titled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities or through your financial intermediary.

Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See “Market Timing Policy” in this Joint Proxy Statement/Prospectus.) Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern time ), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

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Investing in the Acquiring Funds

By mail or through your financial advisor

•	Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.
•	Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
•	Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
•	You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•	You may open an account by purchasing shares by wire or ACH transfer. Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.
•	Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.
•	There is no charge imposed by the Funds to make a wire or ACH purchase. Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•	You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.
•	Your financial intermediary will act as the shareholder of record of your shares.
•	Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
•	Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.
•	Your financial intermediaries may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.
•	Before investing in the Funds through your financial intermediary, you should read any materials provided by your financial intermediary together with the Acquiring Fund’s prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•	Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
•	Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.
•	Class Y shares of a Fund are exchangeable for Class Y shares of any other Touchstone Fund, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.
•	Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, such an exchange can be accommodated by their financial intermediary. Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”

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•	Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
•	Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.
•	You may realize a taxable gain if you exchange shares of a Fund for shares of another Fund. See “Distributions and Taxes - Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•	Traditional IRAs
•	SIMPLE IRAs
•	Spousal IRAs
•	Roth IRAs
•	Education IRAs
•	SEP IRAs

Employer Sponsored Retirement Plans

•	Defined benefit plans
•	Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
•	457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with the applicable Fund’s prospectus. You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities. The Authorized Processing Organization may:

•	Charge a fee for its services
•	Act as the shareholder of record of the shares
•	Set different minimum initial and additional investment requirements

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•	Impose other charges and restrictions
•	Designate intermediaries to accept purchase and sales orders on the Funds’ behalf
•	Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.
•	Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•	Complete the investment form provided with a recent account statement.
•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.
•	Write your account number on the check.
•	Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.
•	If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities - By telephone or Internet

•	You can exchange your shares over the telephone by calling Touchstone Securities 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•	You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.
•	In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:
o	Requiring personal identification.

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o	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
o	Mailing checks only to the account address shown on Touchstone Securities’ records.
o	Directing wires only to the bank account shown on Touchstone Securities’ records.
o	Providing written confirmation for transactions requested by telephone.
o	Digitally recording instructions received by telephone.

By wire or ACH

•	Contact your bank and ask it to wire or ACH funds to Touchstone Securities. Specify your name and account number when remitting the funds.
•	Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.
•	If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.
•	Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.
•	Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

•	You may add to your account by exchanging shares from another Touchstone Fund.
•	For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in the applicable Fund’s prospectus.
•	Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction. Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Acquiring Funds are outlined below. Touchstone Securities does not charge any fees for these services. For further details about these services, call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application or special account options to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non-retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken regarding undeliverable or uncashed checks.

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Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Touchstone Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds from a non-retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken.

Through Touchstone Securities - By telephone or Internet

•	You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.
•	You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.
•	Shares held in qualified retirement plans cannot be sold via Internet.
•	If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.
•	Interruptions in telephone or Internet service could prevent you from selling your shares when you want to. When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.
•	In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

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o	Requiring personal identification.
o	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
o	Mailing checks only to the account address shown on Touchstone Securities’ records.
o	Directing wires only to the bank account shown on Touchstone Securities’ records.
o	Providing written confirmation for transactions requested by telephone.
o	Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•	Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.
•	Indicate the number of shares or dollar amount to be sold.
•	Include your name and account number.
•	Sign your request exactly as your name appears on your investment application.
•	You may be required to have your signature guaranteed. (See “Signature Guarantees” in this Joint Proxy Statement/Prospectus for more information).

Through Touchstone Securities - By wire

•	Complete the appropriate information on the investment application.
•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.
•	You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.
•	Your redemption proceeds may be deposited directly into your bank account through an ACH transaction. There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information
•	If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•	You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
•	Systematic withdrawals can be made monthly, quarterly, semiannually or annually.
•	There is no fee for this service.
•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•	You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.
•	Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
•	Your financial intermediary may charge you a fee for selling your shares.
•	Redemption proceeds will only be wired to your account at the financial intermediary.

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Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Touchstone equity fund Class A shares at NAV or $500,000 or more in Touchstone fixed income fund Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% or 0.50%, respectively, may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Touchstone equity fund Class A shares or $500,000 or more in Touchstone fixed income fund Class A shares, the Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•	Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
•	Redemptions from a systematic withdrawal plan. The CDSC will be waived if the systematic withdrawal plan is based on a fixed dollar amount or number of shares and systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan must be based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.
•	Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

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•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½ or age 72 for those who turn 70 1/2 after December 31, 2019.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating broker-dealer. The SAI contains further details about the CDSC and the conditions for waiving the CDSC. Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the Acquiring Fund’s Prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, Raymond James, and Robert W. Baird & Co. Incorporated.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
•	Proceeds are being sent to an address other than the address of record.
•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.
•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

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Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.

Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities).

Each Fund you invest in will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.

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Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, including redemption proceeds reinvested from an unaffiliated money market fund, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. If the redemption proceeds were from the sale of your Class A shares, and the sales load that you incurred on the initial purchase is equal to or more than the sales charge for the Fund in which you are reinvesting you can reinvest into Class A shares of any applicable Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request. If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. For federal income tax purposes, an exchange of Fund shares is treated as the sale of the shares of one Fund and the purchase of the shares of the other Fund. As a result, the exchange may result in a tax consequence if you have a capital gain or loss in the Fund shares you are selling/exchanging.

Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;
•	When trading on the NYSE is restricted; or
•	During any other time when the SEC, by order, permits.

Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

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Pricing of Acquiring Fund Shares

Each Acquiring Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading at the time as of which the NYSE establishes official closing prices (normally 4:00 p.m. Eastern time) every day the NYSE is open. Each Acquiring Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Acquiring Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Acquiring Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.
•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by an Acquiring Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
•	Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
•	Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when an Acquiring Fund does not price its shares, an Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by an Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by an Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Acquiring Funds may use fair value pricing under the following circumstances, among others:

•	If the validity of market quotations is deemed to be not reliable.
•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price an Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Acquiring Funds have established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of an Acquiring Fund’s assets that is invested in other mutual Acquiring Funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual Acquiring Fund. The prospectus for the other mutual Acquiring Fund explains the circumstances and effects of fair value pricing for that mutual Acquiring Fund.

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DISTRIBUTIONS AND TAXES

Target Funds. The Target Funds generally distribute most or all of their net earnings in the form of dividends. The Target Funds pay capital gains distributions, if any, at least annually. The Target Funds also reserve the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually by the Target Funds.

Target Fund	Dividends Paid
AIG Active Allocation Fund	Quarterly/Quarterly
AIG Flexible Credit Fund	Daily/Monthly
AIG Focused Alpha Large-Cap Fund	Annually/Annually
AIG International Dividend Strategy Fund	Quarterly/Quarterly
AIG Multi-Asset Allocation Fund	Annually/ Annually
AIG Strategic Bond Fund	Daily/Monthly
AIG Strategic Value Fund	Annually/Annually

Acquiring Funds. Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends, if any, are declared and paid by each Acquiring Fund:

Acquiring Fund	Dividends Declared/Dividends Paid
Touchstone Balanced Fund	Quarterly/Quarterly
Touchstone International Equity Fund	Annually/Annually
Touchstone Large Cap Focused Fund	Annually/Annually
Touchstone Strategic Income Opportunities Fund	Monthly/Monthly
Touchstone Value Fund	Quarterly/Quarterly

Each Acquiring Fund makes distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Acquiring Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.

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An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by an Acquiring Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Income Tax Information

The tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Acquiring Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code.  As such, the Acquiring Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to an Acquiring Fund’s shareholders substantially all of the Acquiring Fund’s net investment income and net short-term capital gains each year.  If for any taxable year an Acquiring Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Acquiring Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Acquiring Fund or choose to receive cash.  Taxable Acquiring Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by an Acquiring Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of an Acquiring Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by an Acquiring Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Acquiring Fund on December 31 of the year in which the distribution was declared.

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Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by an Acquiring Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of an Acquiring Fund or exchange shares of an Acquiring Fund for shares of another Touchstone Acquiring Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Acquiring Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Acquiring Fund.  Sales of shares of an Acquiring Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares, unless the Acquiring Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Returns of Capital. If an Acquiring Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. An Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from an Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by an Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If an Acquiring Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified Acquiring Fund of Acquiring Funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Acquiring Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

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Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in an Acquiring Fund.  This Joint Proxy Statement/Prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in an Acquiring Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in an Acquiring Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by an Acquiring Fund during the prior taxable year.

Important Tax Reporting Considerations. The Acquiring Funds are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Acquiring Fund shares purchased on or after January 1, 2012 (“covered shares”).  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of covered shares unless the shareholder instructs an Acquiring Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, an Acquiring Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of an Acquiring Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax advisor for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Acquiring Fund that it is a C corporation in its Account Application or by written instruction, the Acquiring Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This discussion does not address any state, local or foreign tax considerations and is limited to material federal income tax considerations. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign and other tax consequences of an investment in an Acquiring Fund in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. This discussion is intended to be only a summary of some important federal income tax considerations that may affect your investment in an Acquiring Fund and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. More information regarding these considerations is included in the SAI relating to this Joint Proxy Statement/Prospectus for the Acquiring Fund corresponding to your Target Fund.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description. Further information about the Target Funds’ governance structure is contained in their respective SAIs and governing documents, which are on file with the SEC. Further information about the Acquiring Funds’ governance structure is contained in the SAIs related to each Acquiring Fund and each Acquiring Fund’s governing documents, which are on file with the SEC.

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Organization and Governing Law. The Funds are open-end, management investment companies. SunAmerica Income Funds and SunAmerica Equity Funds are Massachusetts business trusts, SunAmerica Series, Inc. is a Maryland corporation and SunAmerica Specialty Series is a Delaware statutory trust. Touchstone Strategic Trust is a Massachusetts business trust. The Target Funds are series of SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc. or SunAmerica Specialty Series and the Acquiring Funds consist of series of Touchstone Strategic Trust. A Fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a Maryland corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its charter and bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance. A Fund organized as a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments. The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board.

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Form of Organization:	Massachusetts business trust	Maryland corporation	Delaware statutory trust	Massachusetts business trust	Massachusetts business trust
Preemptive Rights:	None, except as the Trustees may determine with respect to a series or class of shares	None	None	None, except as the Trustees may determine with respect to a series or class of shares	None
Conversion Rights:

Each class of Shares will be exchangeable only into the same class of shares of any other fund or other funds in the SunAmerica Family of mutual funds that offers that class.

Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares.

Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares.

Each class of Shares will be exchangeable only into the same class of shares of any other fund of the Corporation or other AIG funds that offers that class.

Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares.

Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares.

The Trustees may create one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series of classes thereof.

Each class of shares will be exchangeable only into the same class of shares of any of the other AIG funds.

Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares.

Each class of shares will be exchangeable only into the same class of shares of any of the other AIG Funds

Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month eight years after the purchase of such Class C shares.

Subject to compliance with the requirements of the 1940 Act, the trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Board.

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	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Annual Meetings:	The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust or otherwise.	The Corporation is not required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940.	There shall be no annual Shareholders' meetings except as required by law.	The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust or otherwise.	The Funds are not required to hold annual shareholder meetings under their declaration of trust and bylaws.
Right to Call Shareholder Meetings:	Meetings of Shareholders of the Trust, as a whole or by series or class, shall be held whenever called by a majority of the Trustees or the President of the Trust and as a whole whenever election of a Trustee or Trustees by Shareholders is required by the provisions of Section 16 of the 1940 Act for that purpose. Meetings of Shareholders, as a whole or by series or class, as the case may be, shall also be called by the Secretary upon the written request, which request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat, of the holders of Shares entitled to vote not less than twenty five percent (25%) of all the votes entitled to be cast at such meeting, provided, however, that pursuant to Section 16(c) of the 1940 Act, that a meeting requested exclusively for the stated purpose of removing a Trustee shall be called by the Secretary upon the written request of the holders of Shares entitled to vote not less than ten percent (10%) of all the votes entitled to be cast at such meeting as to the matter be acted on thereat. Shareholders requesting the meeting will be required to pay the reasonable costs of preparing and mailing the notice of the meeting.

At any time in the interval between annual meetings, a special meeting of stockholders may be called by the Chairman of the Board or the President or by a majority of the Board of Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting. Special meetings of the stockholders shall be called as may be required by law. Also, a stockholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the

Corporation.

Special meetings of the Shareholders of the Trust or of any Series or Class may be called at any time by the Trustees or by the President or the Secretary for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of the Trust or of any Series or Class as provided in the By-Laws or provided in the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable. Meetings of the Shareholders of the Trust or of any Series or Class may be called for any purpose deemed necessary or desirable upon the written request of the Shareholders holding at least ten percent (10%) of the outstanding Shares of the Trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the

Secretary shall determine and specify to such Shareholders.

				Meetings of Shareholders of the Trust, as a whole or by series or class, shall be held whenever called by a majority of the Trustees or the President of the Trust and as a whole whenever election of a Trustee or Trustees by Shareholders is required by the provisions of Section 16 of the 1940 Act for that purpose. Meetings of Shareholders, as a whole or by series or class, as the case may be, shall also be called by the Secretary upon the written request, which request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat, of the holders of Shares entitled to vote not less than twenty five percent (25%) of all the votes entitled to be cast at such meeting, provided, however, that pursuant to Section 16(c) of the 1940 Act, that a meeting requested exclusively for the stated purpose of removing a Trustee shall be called by the Secretary upon the written request of the holders of Shares entitled to vote not less than ten percent (10%) of all the votes entitled to be cast at such meeting as to the matter be acted on thereat. Shareholders requesting the meeting will be required to pay the reasonable costs of preparing and mailing the notice of the meeting.	A meeting of the shareholders of the Trust may be called at any time by the Board or by application of shareholders holding at least 25% of the shares of the Trust or one or more series then outstanding. A special meeting of shareholders shall be called for the purpose of voting on the removal of any trustee upon the written request of the holders of 10% of the shares then outstanding.

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	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Notice of Meetings:	Written or printed notice of every Shareholders’ meeting stating the place, date and purpose or purposes thereof, shall be given by the Secretary not less than seven (7) nor more than ninety (90) days before such meeting to each Shareholder entitled to vote at such meeting.	Not less than ten nor more than 90 days before each stockholders' meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to him, left at his residence or usual place of business, or mailed to him at his address as it appears on the records of the Corporation.	All notices of Shareholder meetings shall be sent or otherwise given to Shareholders not less than ten (10) nor more than ninety (90) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. Notice of any meeting of Shareholders shall be (i) given either by hand delivery, first-class mail, telegraphic or other written or electronic communication, charges prepaid, and (ii) addressed to the Shareholder at the address of that Shareholder appearing on the books of the Trust or its transfer agent or given by the Shareholder to the Trust for the purpose of notice.	Written or printed notice of every Shareholders' meeting stating the place, date and purpose or purposes thereof, shall be given by the Secretary not less than seven (7) nor more than ninety (90) days before such meeting to each Shareholder entitled to vote at such meeting.	Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

163

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Record Date for Meetings:	The Trustees may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of, or to vote at, any meeting of Shareholders, not more than ninety (90) days, and not less than ten (10) days prior to the meeting date.	The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than twenty days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.	For purposes of determining the Shareholders entitled to vote or act at any meeting or adjournment or postponement thereof, the Trustees may fix in advance a record date which shall not be more than ninety (90) days nor less than ten (10) days before the date of any such meeting. Without fixing a record date for a meeting, the Trustees may for voting and notice purposes close the register or transfer books for one or more Series (or Classes) for all or any part of the period between the earliest date on which a record date for such meeting could be set in accordance herewith and the date of such meeting.	The Trustees may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of, or to vote at, any meeting of Shareholders, not more than ninety (90) days, and not less than ten (10) days prior to the meeting date.	The trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders.

164

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Quorum for Meetings and Adjournments:	Except as otherwise provided by law, by the Declaration or by these By-Laws, at all meetings of Shareholders the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. Any meeting of Shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of the holders of a majority of the Shares entitled to vote on the matter or matters to be adjourned, present in person or represented by proxy and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. No notice of the adjournment need be given where the date, time and place of the meeting were announced at the time of the adjournment.	Unless a statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice by a majority vote of the stockholders present in person or by proxy to a date not more than 120 days after the original record date. Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.

Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, twenty percent (20%) of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series (or Classes) is to vote as a single Class separate from any other Shares, twenty percent (20%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series (or Class). Any meeting of Shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Shares represented at that meeting, either in person or by proxy.

				Except as otherwise provided by law, by the Declaration or by these By-Laws, at all meetings of Shareholders the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. Any meeting of Shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of the holders of a majority of the Shares entitled to vote on the matter or matters to be adjourned, present in person or represented by proxy and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. No notice of the adjournment need be given where the date, time and place of the meeting were announced at the time of the adjournment.	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.

165

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Shareholder Votes Required for Approval of Matters at Meetings:	Except as otherwise provided by law, by the Declaration of Trust, or by the By-Laws, at each meeting of Shareholders at which a quorum is present, all matters shall be decided by a majority of shares represented in person or by proxy and entitled to vote, or, of so required, a 1940 Act Majority Vote.

Unless a

statute or the

Charter

provides

otherwise, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.

			Except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.	Except as otherwise provided by law, by the Declaration of Trust, or by the By-Laws, at each meeting of Shareholders at which a quorum is present, all matters shall be decided by a majority of shares represented in person or by proxy and entitled to vote, or, of so required, a 1940 Act Majority Vote.	A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

166

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Vote Required for Election of Trustees/Directors:	Except as provided in the Declaration and subject to Section 16(a) of the 1940 Act, Trustees need not be elected by Shareholders, and the Trustees may elect and appoint their own successors and Trustees to fill vacancies. When Trustees are to be elected by shareholders, a majority of shares represented in person or by proxy and entitled to vote is required.	A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.	Except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a plurality shall decide that matter insofar as that Series (or Class) is concerned.

Except as provided in the Declaration and subject to Section 16(a) of the 1940 Act, Trustees need not be elected by Shareholders, and the Trustees may elect and appoint their own successors and Trustees to fill vacancies. When Trustees are to be elected by shareholders, a majority of shares represented in person or by proxy and entitled to vote is required.

A plurality of the shares voted, at a meeting of which a quorum is present, shall elect a trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

167

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Votes Required for Approval of Reorganization:	The Trust or any series of the Trust may merge or consolidate with any other corporation, association, trust or other organization (including, with respect to a series, another series of the Trust) or may sell, lease or exchange all or substantially all of the Trust Property or the Trust Property belong to such series, upon such terms and conditions and for such consideration when and as authorized by the vote of a majority of shares represented in person or by proxy and entitled to vote, or, if so required, a 1940 Act Majority Vote of the Trust, or such series as the case may be.	Under Maryland law and the Charter, the Corporation can generally effect a reorganization of one or more series by the transfer of assets of such series or a reorganization of the entire Corporation by merger or transfer of assets upon the approval of the Board of Directors and without any stockholder action, unless stockholder approval is required under the 1940 Act.	The Trustees may, without Shareholder approval, unless such approval is required by applicable law: (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more Series (or Classes) of the Trust to merge or consolidate with or into any one or more other Series (or Classes) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.	The Trust or any series of the Trust may merge or consolidate with any other corporation, association, trust or other organization or a series of the same (including, with respect to a series, another series of the Trust) or may sell, lease or exchange all or substantially all of the Trust Property or the Trust Property belonging to such series, upon such terms and conditions and for such consideration when and as authorized by the vote of a majority of shares represented in person or by proxy and entitled to vote, or, if so required, a 1940 Act Majority Vote of the Trust or such series as the case may be.	The declaration of trust provides for the reorganization of the Trust or any series of the Trust by the transfer of the assets of the Trust or such series to another trust or fund, by vote of the trustees of the Trust without the approval of shareholders, unless such approval is required under the 1940 Act.

168

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Removal of Directors/Trustees:	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by action of two thirds of the remaining Trustees or by the action of the Shareholders of record of not less than two-thirds of the Shares outstanding.	The stockholders may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.	Any Trustee may be removed (a) with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Trust, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective.	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by action of two thirds of the remaining Trustees or by the action of the Shareholders of record of not less than two-thirds of the Shares outstanding.	Any trustee may be removed with or without cause by two-thirds of the trustees or by a vote of two-thirds of the outstanding shares of the Trust.

169

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Personal Liability of Directors / Trustees, Officers and Shareholders:	No Shareholder, as such, shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.	No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.	A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee under the Declaration of Trust. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class.

No Shareholder, as such, shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

170

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Indemnification of Directors / Trustees	The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and the Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

			Every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; No indemnification shall be provided under the Declaration of Trust to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust	The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.	The declaration of trust generally provides for the indemnification of the Trust’s trustees and officers against all liabilities and expenses incurred by any trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.(2)

171

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Rights of Inspection:	Shareholders shall have such rights and procedures of inspection of the books and records of the Trust as are granted to Shareholders under the Massachusetts Business Corporation Law.	Stockholders may inspect the books and records of the Corporation only to the extent provided, and subject to the procedures, under the MGCL.	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any Series shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders. The original or a copy of the Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder.	Shareholders shall have such rights and procedures of inspection of the books and records of the Trust as are granted to Shareholders under the Massachusetts Business Corporation Law.	The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

172

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Number of Authorized Shares; Par Value:	The Trustees have the authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.01 per share, of the Trust.	The Corporation has the authority to issue three billion shares of common stock, par value $.0001 per share. The Board of Directors may increase the number of shares that the Corporation has authority to issue and may classify and reclassify any of the unissued shares of stock into one or more classes or series.	Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any Series or Class thereof to issue shares without limitation as to number.	The Trustees have the authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.01 per share, of the Trust.	Unlimited; no par value per share.
Number of Votes:	Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.	Each outstanding share of stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders.	Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.	Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.	Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. The governing instruments do not provide for cumulative voting.

173

	SunAmerica Income Funds	SunAmerica Series, Inc.	SunAmerica Specialty Series	SunAmerica Equity Funds	Touchstone Strategic Trust
Amendment of Governing Instruments:	The By-Laws may be amended, altered, or repealed, or new By-Laws may be adopted, (a) by a Majority Shareholder Vote, or (b) by the Trustees; provided, however, that no such amendment, adoption or repeal requires, pursuant to law, the Declaration or the By-Laws, a vote of the Shareholders. The Declaration may be amended by vote of the Shareholders. The Trustees may also amend the Declaration without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary or desirable to conform the Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. . No amendment is permitted that would impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon shareholders.	The Charter may be amended by a majority of the entire Board of Directors and without stockholder action, unless stockholder approval is required by the 1940 Act. The By-Laws may generally be altered or repealed and new by-laws may be adopted at any annual meeting of the stockholders, or at any special meeting called for that purpose, and the Board of Directors shall have the power, at any regular or special meeting thereof, to make and adopt new by-laws, or to amend, alter or repeal any of the By-Laws of the Corporation.

Except as otherwise provided by applicable law or by the Declaration of Trust, the By-Laws may be restated, amended, supplemented or repealed by a majority vote of the Trustees, provided that no restatement, amendment, supplement or repeal thereof shall limit the rights to indemnification or insurance provided in Article VII of the Bylaws with respect to any acts or omissions of Trustees, officers or agents of the Trust prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Declaration of Trust, except for the fact that Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote granted in Article V, Section 1 of the Declaration of Trust; (ii) any amendment to Section 5 of Article VIII of the Declaration of Trust; (iii) any amendment that may require their vote under applicable law or by the Trust’s Registration Statement, as filed with the Commission; and (iv) any amendment submitted to them for their vote by the Trustees.

The By-Laws may be amended, altered, or repealed, or new By-Laws may be adopted, (a) by a Majority Shareholder Vote, or (b) by the Trustees; provided, however, that no such amendment, adoption or repeal requires, pursuant to law, the Declaration or the By-Laws, a vote of the Shareholders. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provision in the Declaration. The Declaration of Trust may be amended by vote of the Shareholders. The Trustees may also amend the Declaration of Trust without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary or desirable to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. No amendment is permitted that would impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon shareholders

The Board has the right to amend the declaration of trust subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity. No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

(1)	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.
(2)	Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy. There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust. However, the Declaration of Trust of each of SunAmerica Equity Funds and SunAmerica Income Funds provides that the Trust will indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided that shareholders of a particular series who are subject to claims or liabilities solely by reason of their status as shareholders of that series shall be limited to the assets of that series for recovery of any loss and related expenses.

174

Shares. When issued and paid for in accordance with the applicable Acquiring Fund’s prospectus, shares of the Funds are fully paid and nonassessable, having no preemptive or subscription rights. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are authorized and declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash or in additional Fund shares or in a combination thereof. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The Charter or Declaration of Trust of the applicable Registrant, and the Declaration of Trust of the Acquiring Trust give broad authority to the Directors/Trustees, as the case may be, to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Directors/Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law. For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval. Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

175

Submission of Shareholder Proposals. Applicable state law does not require the Registrants to hold regular, annual shareholder meetings. Generally, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Secretary of their Target Fund’s Registrant at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

The Acquiring Funds do not have provisions in their respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Proxies are being solicited by each Target Funds Board on behalf of its respective Target Fund(s). The proxies will be voted at the Special Meeting of the Target Funds. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors and SunAmerica and/or their respective affiliates.

AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies for the Special Meeting. Solicitor’s fees and the cost of printing and mailing proxy materials are expected to be approximately $4.5 million. Proxies are expected to be solicited principally by mail, but the Target Funds or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees and agents of SunAmerica, Touchstone Advisors or their respective affiliates. Such solicitations may be by telephone, through the Internet or otherwise.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Registrant. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and voting in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the applicable Plan.

Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in favor of the approval of the Target Fund’s Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the applicable Reorganization.

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The vote of the majority of the shareholders present in person or by proxy may approve one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.

Required Votes and Quorum

The transactions contemplated by the Plans require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act, for each Fund. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class.

With respect to each of the AIG Active Allocation Fund, the AIG Multi-Asset Allocation Fund and the AIG Strategic Value Fund, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting constitutes a quorum. With respect to the AIG Focused Alpha Large-Cap Fund, twenty percent (20%) of the shares entitled to vote shall constitute a quorum at the Special Meeting. With respect to each of the AIG Flexible Credit Fund, the AIG Strategic Bond Fund and the AIG International Dividend Strategy Fund, a quorum is a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy.

Record Date and Outstanding Shares

Only shareholders of record of a Target Fund at the close of business on March 31, 2021 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. Shareholders of each Target Fund on the Record Date are entitled to one vote per share and fractional votes for fractional shares on each matter submitted to vote at the Special Meeting. For each Target Fund, the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date are set forth in Exhibit C to this Joint Proxy Statement/Prospectus.

Shareholder Information. Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Target Fund, owned 5% or more of the outstanding shares of a share class of the Target Fund or, to the knowledge of an Acquiring Fund that is an Operating Fund, owned 5% or more of the outstanding shares of a share class of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

In addition to the investments and strategies described under “Summary” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Funds may invest in other securities, use other strategies and engage in other investment practices. With respect to the Shell Fund, these permitted investments and strategies are described in detail in the SAI of the Shell Fund related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference. The SAIs for the Operating Funds described in this Joint Proxy Statement/Prospectus, which are incorporated herein by reference, describe the additional permitted investments and strategies of the Operating Funds. The SAIs for the Target Funds, which are incorporated herein by reference, describe the additional permitted investments and strategies of the Target Funds.

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Investment Goals

Each Fund’s investment goal is described above under the “Summary” for each Reorganization. Each Acquiring Fund’s investment goal is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect. The investment goal of each of the Target Funds may be changed without shareholder approval.

Fundamental Investment Limitations

Each Fund has adopted certain fundamental investment limitations. A comparison of the fundamental investment limitations of each Target Fund to the fundamental investment limitations of the corresponding Acquiring Fund are attached as Exhibit B. Each Fund’s fundamental investment limitations cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Other Investment Policies

In addition to the investments and strategies described in this Joint Proxy Statement/Prospectus, each Acquiring Fund also may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Acquiring Funds’ SAI.

Temporary Defensive Investments. The investments and strategies described throughout this Joint Proxy Statement/Prospectus are those that the Funds use under normal circumstances. During unusual economic or market conditions, or for temporary defensive purposes, an Acquiring Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Acquiring Fund’s goals. This defensive investing may increase the Acquiring Fund’s taxable income, and when an Acquiring Fund is invested defensively, it may not achieve its investment goal. An Acquiring Fund will do so only if the Acquiring Fund’s sub-advisor believes that the risk of loss in using the Acquiring Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goals.

Portfolio Composition. Certain of the Acquiring Funds have adopted a policy to invest, under normal circumstances, at least 80% of the value of their respective “assets” in certain types of investments suggested by their name (a “Names Policy”). The Touchstone Balanced Fund has adopted a policy to invest, under normal circumstances, at least 25% of the value of its “assets” in bonds and at least 25% of the value of its “assets” in common stock (also a “Names Policy”). The Touchstone International Equity Fund has adopted a policy to invest, under normal circumstances, at least 25% of the value of its assets in emerging markets and the remaining 25% may be invested in companies organizes in the U.S. that have at least 50% of their assets and/or revenues outside of the U.S. For purposes of each Names Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Each Fund must comply with its Names Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the requirement of its Names Policy as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with its Names Policy. This is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior notice to shareholders.

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Other Investment Companies. The Acquiring Funds may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Further, each of the AIG Active Allocation Fund and the AIG Multi-Asset Allocation Fund may also invest in ETFs that have received exemptive relief from the SEC that permits funds investing in those ETFs, such as the Fund, to invest in the ETFs in excess of the 3% Limitation in compliance with certain conditions. In addition, each of the AIG Active Allocation Fund and the AIG Multi-Asset Allocation Fund may invest an unlimited amount in Underlying SunAmerica Funds and may also invest in government securities and short-term paper.

Lending of Portfolio Securities. Each Acquiring Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Touchstone Funds Board, including a requirement that the Acquiring Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Acquiring Fund’s advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the Acquiring Fund’s SAI.

Interfund Lending. The Touchstone Funds have obtained an exemptive order permitting them to participate in an interfund lending program with other participating Touchstone Funds, subject to the condition of the order. Each Touchstone Fund that is permitted to borrow or lend in accordance with the terms of the order may participate in the interfund lending facility.

ReFlow Liquidity Program. The Acquiring Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Acquiring Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Acquiring Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Acquiring Fund.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the AIG Strategic Bond Fund and AIG Flexible Credit Fund included in the March 31, 2020 SunAmerica Income Funds Annual Report were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in its report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

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The financial statements of the AIG International Dividend Strategy Fund included in the September 30, 2020 SunAmerica Equity Funds Annual Report were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in its report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the AIG Focused Alpha Large-Cap Fund included in the October 31, 2020 SunAmerica Specialty Series Annual Report were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in its report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the AIG Active Allocation Fund, AIG Multi-Asset Allocation Fund, and AIG Strategic Value Fund included in the October 31, 2020 SunAmerica Series, Inc. Annual Report were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in its report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, and Touchstone Value Fund, in their respective annual reports dated June 30, 2020, were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in its report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of Acquiring Fund shares of series of Touchstone Strategic Trust, a Massachusetts business trust, will be passed on by K&L Gates LLP.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Reorganization proposals, no other business may properly come before the Special Meeting. Under the By-laws of the Target Funds that are series of Maryland corporations, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting. If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., located at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604-2908; Denver Regional Office, 1801 California Street, Suite 1500, Denver, CO 80202-2656; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

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EACH TARGET FUNDS BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH TARGET FUND APPROVE THE PLAN FOR THE RESPECTIVE TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

TARGET FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each SunAmerica Fund are intended to help you understand each Target Fund’s financial performance for the periods shown. The information below with respect to each Target Fund has been derived from the Target Funds’ financial statements for the fiscal periods ended March 31, 2020, October 31, 2020, and September 30, 2020, as appropriate, which have been audited by PricewaterhouseCoopers LLP, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, are included in the annual report, which is available upon request. With respect to the AIG Flexible Credit Fund and the AIG Strategic Bond Fund, the financial highlights tables below also include unaudited information for the semi-annual period ended September 30, 2020. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Target Fund’s shares (assuming reinvestment of all dividends and other distributions).

AIG Active Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$16.70	$17.13	$17.55	$15.51	$15.43
Income (loss) from investment operations:
Net investment income (1)	0.24	0.28	0.26	0.25	0.23
Net realized and unrealized gains (losses) on investments	0.15	0.51	(0.23)	2.03	0.16
Total from investment operations	0.39	0.79	0.03	2.28	0.39
Distributions from:
Net investment income	(0.28)	(0.44)	(0.45)	(0.24)	(0.31)
Realized capital gains	(1.18)	(0.78)	-	-	-
Total distributions	(1.46)	(1.22)	(0.45)	(0.24)	(0.31)
Net asset value at end of period	$15.63	$16.70	$17.13	$17.55	$15.51
Total return(2)	2.28%	5.06%	0.10%	14.81%	2.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$98,205	$102,720	$106,578	$91,194	$79,796
Ratio to average net assets:
Net expenses	0.25%	0.25%	0.25%	0.23%	0.22%
Gross expenses	0.26%	0.26%	0.26%	0.23%	0.22%
Net investment income	1.56%	1.69%	1.49%	1.51%	1.53%
Portfolio turnover rate	18%	14%	17%	12%	29%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

181

AIG Active Allocation Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$16.53	$16.97	$17.40	$15.38	$15.29
Income (loss) from investment operations:
Net investment income (1)	0.15	0.18	0.15	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.14	0.49	(0.24)	2.01	0.17
Total from investment operations	0.29	0.67	(0.09)	2.15	0.30
Distributions from:
Net investment income	(0.17)	(0.33)	(0.34)	(0.13)	(0.21)
Realized capital gains	(1.18)	(0.78)	-	-	-
Total distributions	(1.35)	(1.11)	(0.34)	(0.13)	(0.21)
Net asset value at end of period	$15.47	$16.53	$16.97	$17.40	$15.38
Total return(2)	1.66%	4.35%	(0.56)%	14.02%	1.98%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,242	$8,172	$10,651	$13,031	$14,091
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.06%	1.05%	1.02%	0.95%	0.98%
Net investment income	0.93%	1.06%	0.85%	0.84%	0.85%
Portfolio turnover rate	18%	14%	17%	12%	29%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

AIG Active Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$16.60	$17.03	$17.47	$15.44	$15.35
Income (loss) from investment operations:
Net investment income (1)	0.15	0.17	0.16	0.14	0.14
Net realized and unrealized gains (losses) on investments	0.14	0.51	(0.26)	2.02	0.16
Total from investment operations	0.29	0.68	(0.10)	2.16	0.30
Distributions from:
Net investment income	(0.17)	(0.33)	(0.34)	(0.13)	(0.21)
Realized capital gains	(1.18)	(0.78)	-	-	-
Total distributions	(1.35)	(1.11)	(0.34)	(0.13)	(0.21)
Net asset value at end of period	$15.54	$16.60	$17.03	$17.47	$15.44
Total return(2)	1.64%	4.39%	(0.61)%	14.06%	2.01
Ratios and supplemental data:
Net assets at end of period (000's)	$8,288	$13,483	$17,192	$47,569	$52,428
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.88%	0.86%
Gross expenses	1.00%	0.99%	0.93%	0.88%	0.86%
Net investment income	0.94%	1.06%	0.86%	0.86%	0.90%
Portfolio turnover rate	18%	14%	17%	12%	29%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

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AIG Flexible Credit Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$2.82		$3.31	$3.40	$3.44	$3.29	$3.46
Income (loss) from investment operations:
Net investment income (1)	0.07		0.17	0.18	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.38		(0.49)	(0.09)	(0.04)	0.16	(0.16)
Total from investment operations	0.45		(0.32)	0.09	0.12	0.30	(0.03)
Distributions from:
Net investment income	(0.08)		(0.17)	(0.18)	(0.16)	(0.15)	(0.14)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.08)		(0.17)	(0.18)	(0.16)	(0.15)	(0.14)
Net asset value at end of period	$3.19		$2.82	$3.31	$3.40	$3.44	$3.29
Total return(2)	15.90%		(10.16)%	2.75%	3.54%	9.11%	(0.93)%
Ratios and supplemental data:
Net assets at end of period (000's)	$85,825		$75,556	$119,903	$133,268	$144,880	$125,775
Ratio to average net assets:
Net expenses	1.10	%(3)	1.04%	1.06%	1.33%	1.43%	1.45%
Gross expenses	1.50	%(3)	1.44%	1.45%	1.44%	1.43%	1.48%
Net investment income	4.66	%(3)	5.12%	5.29%	4.60%	4.21%	3.92%
Portfolio turnover rate	35%		67%	57%	63%	69%	52%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

(3)	Annualized.

AIG Flexible Credit Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$2.83		$3.33	$3.42	$3.46	$3.31	$3.48
Income (loss) from investment operations:
Net investment income (1)	0.06		0.15	0.16	0.14	0.12	0.11
Net realized and unrealized gains (losses) on investments	0.39		(0.50)	(0.09)	(0.04)	0.15	(0.16)
Total from investment operations	0.45		(0.35)	0.07	0.10	0.27	(0.05)
Distributions from:
Net investment income	(0.07)		(0.15)	(0.16)	(0.14)	(0.12)	(0.12)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.07)		(0.15)	(0.16)	(0.14)	(0.12)	(0.12)
Net asset value at end of period	$3.21		$2.83	$3.33	$3.42	$3.46	$3.31
Total return(2)	15.85%		(11.02)%	2.09%	2.88%	8.38%	(1.54)%
Ratios and supplemental data:
Net assets at end of period (000's)	$44,138		$46,393	$55,505	$58,994	$74,241	$61,891
Ratio to average net assets:
Net expenses	1.75	%(3)	1.71%	1.72%	1.99%	2.07%	2.10%
Gross expenses	2.15	%(3)	2.11%	2.11%	2.10%	2.07%	2.12%
Net investment income	4.02	%(3)	4.43%	4.63%	3.94%	3.57%	3.27%
Portfolio turnover rate	35%		67%	57%	63%	69%	52%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

(3)	Annualized.

183

AIG Flexible Credit Fund — Class W

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$2.82		$3.32	$3.40	$3.44	$3.29	$3.47
Income (loss) from investment operations:
Net investment income (1)	0.08		0.17	0.18	0.17	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.38		(0.49)	(0.07)	(0.04)	0.15	(0.17)
Total from investment operations	0.46		(0.32)	0.11	0.13	0.30	(0.04)
Distributions from:
Net investment income	(0.08)		(0.18)	(0.19)	(0.17)	(0.15)	(0.14)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.08)		(0.18)	(0.19)	(0.17)	(0.15)	(0.14)
Net asset value at end of period	$3.20		$2.82	$3.32	$3.40	$3.44	$3.29
Total return(2)	16.39%		(10.28)%	3.26%	3.76%	9.34%	(1.02)%
Ratios and supplemental data:
Net assets at end of period (000's)	$118,488		$132,805	$136,382	$131,163	$157,377	$90,441
Ratio to average net assets:
Net expenses	0.89	%(3)	0.83%	0.85%	1.12%	1.21%	1.25%
Gross expenses	1.29	%(3)	1.23%	1.24%	1.23%	1.21%	1.29%
Net investment income	4.88	%(3)	5.28%	5.50%	4.79%	4.44%	4.11%
Portfolio turnover rate	35%		67%	57%	63%	69%	52%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

(3)	Annualized.

AIG Focused Alpha Large-Cap Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$28.56	$31.42	$31.91	$23.70	$26.56
Income (loss) from investment operations:
Net investment income/(loss) (1)	(0.01)	(0.00)	(0.06)	(0.07)	(0.11)
Net realized and unrealized gains (losses) on investments	3.03	2.42	2.30	8.28	(0.14)
Total from investment operations	3.02	2.42	2.24	8.21	(0.25)
Distributions from:
Net investment income	-	-	-	-	-
Realized capital gains	(2.97)	(5.28)	(2.73)	-	(2.61)
Total distributions	(2.97)	(5.28)	(2.73)	0.00	(2.61)
Net asset value at end of period	$28.61	$28.56	$31.42	$31.91	$23.70
Total return(2)	11.67%	9.96%	7.46%	34.64%	(0.91)%
Ratios and supplemental data:
Net assets at end of period (000's)	$574,028	$570,081	$572,092	$505,796	$413,090
Ratio to average net assets:
Net expenses	1.64%	1.64%	1.64%	1.65%	1.67%
Gross expenses	1.64%	1.64%	1.64%	1.65%	1.67%
Net investment income	(0.04)%	(0.01)%	(0.20)%	(0.26)%	(0.47)%
Portfolio turnover rate	75%	94%	65%	68%	38%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

184

AIG Focused Alpha Large-Cap Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$26.63	$29.83	$30.61	$22.88	$25.89
Income (loss) from investment operations:
Net investment income/(loss) (1)	(0.19)	(0.17)	(0.26)	(0.24)	(0.26)
Net realized and unrealized gains (losses) on investments	2.80	2.25	2.21	7.97	(0.14)
Total from investment operations	2.61	2.08	1.95	7.73	(0.40)
Distributions from:
Net investment income	-	-	-	-	-
Realized capital gains	(2.97)	(5.28)	(2.73)	-	(2.61)
Total distributions	(2.97)	(5.28)	(2.73)	0.00	(2.61)
Net asset value at end of period	$26.27	$26.63	$29.83	$30.61	$22.88
Total return(2)	10.90%	9.24%	6.78%	33.78%	(1.58)%
Ratios and supplemental data:
Net assets at end of period (000's)	$21,653	$34,632	$35,561	$118,151	$106,319
Ratio to average net assets:
Net expenses	2.31%	2.30%	2.30%	2.30%	2.32%
Gross expenses	2.31%	2.30%	2.30%	2.30%	2.32%
Net investment income	(0.72)%	(0.67)%	(0.81)%	(0.91)%	(1.12)%
Portfolio turnover rate	75%	94%	65%	68%	38%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

AIG Focused Alpha Large-Cap Fund — Class W

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$29.06	$31.85	$32.27	$23.93	$26.77
Income (loss) from investment operations:
Net investment income/(loss) (1)	0.02	0.03	(0.03)	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	3.10	2.46	2.34	8.39	(0.15)
Total from investment operations	3.12	2.49	2.31	8.34	(0.23)
Distributions from:
Net investment income	-	-	-	-	-
Realized capital gains	(2.97)	(5.28)	(2.73)	-	(2.61)
Total distributions	(2.97)	(5.28)	(2.73)	0.00	(2.61)
Net asset value at end of period	$29.21	$29.06	$31.85	$32.27	$23.93
Total return(2)	11.82%	10.07%	7.60%	34.85%	(0.82)%
Ratios and supplemental data:
Net assets at end of period (000's)	$38,121	$23,054	$20,240	$15,342	$8,368
Ratio to average net assets:
Net expenses	1.51%	1.52%	1.52%	1.52%	1.52%
Gross expenses	1.50%	1.51%	1.52%	1.53%	1.60%
Net investment income	0.06%	0.11%	(0.09)%	(0.18)%	(0.31)%
Portfolio turnover rate	75%	94%	65%	68%	38%

(1)	The net investment income per share was based on average shares outstanding for the period.

(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

185

AIG International Dividend Strategy Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$7.86	$8.57	$9.53	$8.63	$8.05
Income (loss) from investment operations:
Net investment income (1)	0.18	0.20	0.27	0.30	0.21
Net realized and unrealized gains (losses) on investments	(0.82)	(0.71)	(0.95)	0.91	0.54
Total from investment operations	(0.64)	(0.51)	(0.68)	1.21	0.75
Distributions from:
Net investment income	(0.15)	(0.20)	(0.28)	(0.31)	(0.17)
Realized capital gains	—	—	—	—	—
Total distributions	(0.15)	(0.20)	(0.28)	(0.31)	(0.17)
Net asset value at end of period	$7.07	$7.86	$8.57	$9.53	$8.63
Total return(2)	(8.33)%	(5.96)%	(7.18)%	14.11%	9.49	%(3)
Ratios and supplemental data:
Net assets at end of period (000's)	$46,870	$54,827	$62,315	$72,696	$68,775
Ratio to average net assets:
Net expenses	1.90%	1.90%	1.90%	1.90%	1.90	%(4)
Gross expenses	2.14%	2.07%	1.96%	1.88%	1.93%
Net investment income	2.35%	2.51%	2.97%	3.28%	2.61%
Portfolio turnover rate	74%	66%	59%	22%	80%

(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	The Fund’s performance figure was increased by 0.25% for a reimbursement of custody expenses from prior years.
(4)	Excludes a one-time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.68%.

AIG International Dividend Strategy Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$7.11	$7.76	$8.64	$7.85	$7.34
Income (loss) from investment operations:
Net investment income (1)	0.10	0.12	0.17	0.21	0.14
Net realized and unrealized gains (losses) on investments	(0.73)	(0.62)	(0.84)	0.83	0.49
Total from investment operations	(0.63)	(0.50)	(0.67)	1.04	0.63
Distributions from:
Net investment income	(0.12)	(0.15)	(0.21)	(0.25)	(0.12)
Realized capital gains	—	—	—	—	—
Total distributions	(0.12)	(0.15)	(0.21)	(0.25)	(0.12)
Net asset value at end of period	$6.36	$7.11	$7.76	$8.64	$7.85
Total return(2)	(9.04)%	(6.45)%	(7.80)%	13.40%	8.73	%(3)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,248	$4,106	$6,719	$13,126	$15,182
Ratio to average net assets:
Net expenses	2.55%	2.55%	2.55%	2.55%	2.55	%(4)
Gross expenses	3.27%	2.96%	2.67%	2.63%	2.63%
Net investment income	1.48%	1.64%	1.95%	2.48%	1.78%
Portfolio turnover rate	74%	66%	59%	22%	80%

(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	The Fund’s performance figure was increased by 0.28% for a reimbursement of custody expenses from prior years.
(4)	Excludes a one-time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 2.35%.
186

AIG International Dividend Strategy Fund — Class W

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$7.87	$8.57	$9.53	$8.63	$8.04
Income (loss) from investment operations:
Net investment income (1)	0.19	0.21	0.29	0.32	0.21
Net realized and unrealized gains (losses) on investments	(0.82)	(0.70)	(0.96)	0.90	0.57
Total from investment operations	(0.63)	(0.49)	(0.67)	1.22	0.78
Distributions from:
Net investment income	(0.16)	(0.21)	(0.29)	(0.32)	(0.19)
Realized capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.21)	(0.29)	(0.32)	(0.19)
Net asset value at end of period	$7.08	$7.87	$8.57	$9.53	$8.63
Total return(2)	(8.15)%	(5.68)%	(7.06)%	14.33%	9.83	%(3)
Ratios and supplemental data:
Net assets at end of period (000's)	$881	$1,223	$2,203	$6,099	$5,500
Ratio to average net assets:
Net expenses	1.70%	1.70%	1.70%	1.70%	1.70	%(4)
Gross expenses	3.50%	2.56%	1.92%	1.87%	1.85%
Net investment income	2.47%	2.50%	2.98%	3.55%	2.50%
Portfolio turnover rate	74%	66%	59%	22%	80%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	The Fund’s performance figure was increased by 0.25% for a reimbursement of custody expenses from prior years.
(4)	Excludes a one-time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.51%.

AIG Multi-Asset Allocation Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$18.08	$17.79	$18.26	$16.11	$16.00
Income (loss) from investment operations:
Net investment income (1)	0.27	0.29	0.25	0.22	0.18
Net realized and unrealized gains (losses) on investments	(0.60)	0.45	(0.30)	2.14	0.18
Total from investment operations	(0.33)	0.74	(0.05)	2.36	0.36
Distributions from:
Net investment income	(0.35)	(0.45)	(0.42)	(0.21)	(0.25)
Realized capital gains	(1.04)	-	-	-	-
Total distributions	(1.39)	(0.45)	(0.42)	(0.21)	(0.25)
Net asset value at end of period	$16.36	$18.08	$17.79	$18.26	$16.11
Total return(2)	(2.32)%	4.34%	(0.30)%	14.75%	2.33%
Ratios and supplemental data:
Net assets at end of period (000's)	$173,090	$193,502	$203,084	$168,484	$154,476
Ratio to average net assets:
Net expenses	0.21%	0.22%	0.24%	0.20%	0.20%
Gross expenses	0.21%	0.22%	0.24%	0.20%	0.20%
Net investment income	1.63%	1.67%	1.35%	1.26%	1.14%
Portfolio turnover rate	10%	5%	7%	12%	18%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
187

AIG Multi-Asset Allocation Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$17.98	$17.69	$18.15	$16.01	$15.88
Income (loss) from investment operations:
Net investment income (1)	0.16	0.18	0.13	0.10	0.07
Net realized and unrealized gains (losses) on investments	(0.63)	0.44	(0.30)	2.13	0.19
Total from investment operations	(0.47)	0.62	(0.17)	2.23	0.26
Distributions from:
Net investment income	(0.22)	(0.33)	(0.29)	(0.09)	(0.13)
Realized capital gains	(1.04)	-	-	-	-
Total distributions	(1.26)	(0.33)	(0.29)	(0.09)	(0.13)
Net asset value at end of period	$16.25	$17.98	$17.69	$18.15	$16.01
Total return(2)	(3.08)%	3.61%	0.99%	13.95%	1.65%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,644	$12,599	$15,408	$19,438	$21,705
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.88%
Gross expenses	0.99%	0.99%	0.97%	0.91%	0.88%
Net investment income	0.96%	1.01%	0.71%	0.56%	0.45%
Portfolio turnover rate	10%	5%	7%	12%	18%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

AIG Multi-Asset Allocation Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$17.97	$17.67	$18.14	$16.00	$15.88
Income (loss) from investment operations:
Net investment income (1)	0.16	0.18	0.15	0.11	0.08
Net realized and unrealized gains (losses) on investments	(0.60)	0.45	(0.32)	2.13	0.18
Total from investment operations	(0.44)	0.63	(0.17)	2.24	0.26
Distributions from:
Net investment income	(0.22)	(0.33)	(0.30)	(0.10)	(0.14)
Realized capital gains	(1.04)	-	-	-	-
Total distributions	(1.26)	(0.33)	(0.30)	(0.10)	(0.14)
Net asset value at end of period	$16.27	$17.97	$17.67	$18.14	$16.00
Total return(2)	(2.90)%	3.66%	(0.99)%	14.05%	1.67%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,811	$15,916	$20,872	$83,432	$92,667
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.89%	0.84%	0.84%
Gross expenses	0.94%	0.94%	0.89%	0.84%	0.84%
Net investment income	0.96%	0.99%	0.78%	0.62%	0.50%
Portfolio turnover rate	10%	5%	7%	12%	18%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
188

AIG Strategic Bond Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$3.15		$3.31	$3.38	$3.40	$3.27	$3.49
Income (loss) from investment operations:
Net investment income (1)	0.05		0.11	0.13	0.11	0.10	0.12
Net realized and unrealized gains (losses) on investments	0.29		(0.15)	(0.04)	(0.03)	0.14	(0.20)
Total from investment operations	0.34		(0.04)	0.09	0.08	0.24	(0.08)
Distributions from:
Net investment income	(0.06)		(0.12)	(0.16)	(0.10)	(0.11)	(0.14)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.06)		(0.12)	(0.16)	(0.10)	(0.11)	(0.14)
Net asset value at end of period	$3.43		$3.15	$3.31	$3.38	$3.40	$3.27
Total return(2)	10.76%		(1.37)%	2.86%	2.41%	7.38%	(2.32)%
Ratios and supplemental data:
Net assets at end of period (000's)	$161,992		$143,815	$153,979	$196,712	$163,163	$175,386
Ratio to average net assets:
Net expenses	1.11	%(3)	1.10%	1.14%	1.33%	1.32%	1.34%
Gross expenses	1.38	%(3)	1.37%	1.37%	1.33%	1.32%	1.34%
Net investment income	3.11	%(3)	3.14%	3.89%	3.15%	3.00%	3.54%
Portfolio turnover rate	64%		85%	123%	149%	109%	108%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Annualized.

189

AIG Strategic Bond Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$3.15		$3.31	$3.37	$3.40	$3.27	$3.49
Income (loss) from investment operations:
Net investment income (1)	0.04		0.08	0.11	0.09	0.08	0.10
Net realized and unrealized gains (losses) on investments	0.29		(0.15)	(0.03)	(0.04)	0.14	(0.20)
Total from investment operations	0.33		(0.07)	0.08	0.05	0.22	(0.10)
Distributions from:
Net investment income	(0.05)		(0.09)	(0.14)	(0.08)	(0.09)	(0.12)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.05)		(0.09)	(0.14)	(0.08)	(0.09)	(0.12)
Net asset value at end of period	$3.43		$3.15	$3.31	$3.37	$3.40	$3.27
Total return(2)	10.36%		(2.12)%	2.43%	1.41%	6.66%	(2.97)%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,095		$13,423	$16,015	$21,875	$29,762	$31,038
Ratio to average net assets:
Net expenses	1.84	%(3)	1.84%	1.86%	2.02%	1.99%	2.01%
Gross expenses	2.11	%(3)	2.11%	2.09%	2.02%	1.99%	2.01%
Net investment income	2.38	%(3)	2.42%	3.17%	2.46%	2.33%	2.87%
Portfolio turnover rate	64%		85%	123%	149%	109%	108%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Annualized.

AIG Strategic Bond Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$3.16		$3.32	$3.39	$3.41	$3.29	$3.50
Income (loss) from investment operations:
Net investment income (1)	0.04		0.08	0.11	0.09	0.08	0.10
Net realized and unrealized gains (losses) on investments	0.29		(0.14)	(0.04)	(0.03)	0.13	(0.19)
Total from investment operations	0.33		(0.06)	0.07	0.06	0.21	(0.09)
Distributions from:
Net investment income	(0.05)		(0.10)	(0.14)	(0.08)	(0.09)	(0.12)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.05)		(0.10)	(0.14)	(0.08)	(0.09)	(0.12)
Net asset value at end of period	$3.44		$3.16	$3.32	$3.39	$3.41	$3.29
Total return(2)	10.35%		(2.04)%	2.18%	1.75%	6.35%	(2.63)%
Ratios and supplemental data:
Net assets at end of period (000's)	$47,919		$49,730	$52,782	$71,103	$128,332	$151,197
Ratio to average net assets:
Net expenses	1.81	%(3)	1.78%	1.81%	1.98%	1.97%	1.98%
Gross expenses	2.08	%(3)	2.05%	2.04%	1.98%	1.97%	1.98%
Net investment income	2.42	%(3)	2.47%	3.22%	2.50%	2.35%	2.90%
Portfolio turnover rate	64%		85%	123%	149%	109%	108%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Annualized.
190

AIG Strategic Bond Fund — Class W

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended 9/30/20		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$3.15		$3.31	$3.37	$3.39	$3.27	$3.49
Income (loss) from investment operations:
Net investment income (1)	0.05		0.11	0.14	0.11	0.11	0.12
Net realized and unrealized gains (losses) on investments	0.28		(0.14)	(0.03)	(0.02)	0.13	(0.20)
Total from investment operations	0.33		(0.03)	0.11	0.09	0.24	(0.08)
Distributions from:
Net investment income	(0.06)		(0.13)	(0.17)	(0.11)	(0.12)	(0.14)
Realized capital gains	—		—	—	—	—	—
Total distributions	(0.06)		(0.13)	(0.17)	(0.11)	(0.12)	(0.14)
Net asset value at end of period	$3.42		$3.15	$3.31	$3.37	$3.39	$3.27
Total return(2)	10.56%		(1.16)%	3.38%	2.65%	7.26%	(2.14)%
Ratios and supplemental data:
Net assets at end of period (000's)	$125,743		$89,806	$52,676	$70,239	$40,412	$30,065
Ratio to average net assets:
Net expenses	0.90	%(3)	0.91%	0.94%	1.14%	1.14%	1.15%
Gross expenses	1.17	%(3)	1.18%	1.17%	1.14%	1.14%	1.15%
Net investment income	3.32	%(3)	3.28%	4.06%	3.34%	3.20%	3.71%
Portfolio turnover rate	64%		85%	123%	149%	109%	108%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Annualized.

AIG Strategic Value Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$28.09	$30.39	$30.38	$25.85	$25.74
Income (loss) from investment operations:
Net investment income (1)	0.37	0.40	0.34	0.26	0.37
Net realized and unrealized gains (losses) on investments	(3.25)	0.63	(0.08)	4.63	0.10
Total from investment operations	(2.88)	1.03	0.26	4.89	0.47
Distributions from:
Net investment income	(0.43)	(0.37)	(0.25)	(0.36)	(0.36)
Realized capital gains	(0.59)	(2.96)	-	-	-
Total distributions	(1.02)	(3.33)	(0.25)	(0.36)	(0.36)
Net asset value at end of period	$24.19	$28.09	$30.39	$30.38	$25.85
Total return(2)	(10.76)%	4.08%	0.82%	19.04%	1.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$144,370	$184,235	$197,855	$186,261	$175,724
Ratio to average net assets:
Net expenses	1.50%	1.45%	1.45%	1.42%	1.42%
Gross expenses	1.50%	1.45%	1.45%	1.42%	1.42%
Net investment income	1.46%	1.44%	1.08%	0.90%	1.47%
Portfolio turnover rate	47%	54%	46%	52%	56%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
191

AIG Strategic Value Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$25.60	$27.99	$28.04	$23.89	$23.81
Income (loss) from investment operations:
Net investment income (1)	0.16	0.17	0.13	0.07	0.19
Net realized and unrealized gains (losses) on investments	(2.94)	0.57	(0.11)	4.28	0.10
Total from investment operations	(2.78)	0.74	0.02	4.35	0.29
Distributions from:
Net investment income	(0.26)	(0.17)	(0.07)	(0.20)	(0.21)
Realized capital gains	(0.59)	(2.96)	-	-	-
Total distributions	(0.85)	(3.13)	(0.07)	(0.20)	(0.21)
Net asset value at end of period	$21.97	$25.60	$27.99	$28.04	$23.89
Total return(2)	(11.35)%	3.26%	0.07%	18.26%	1.24%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,275	$10,035	$11,145	$50,353	$52,036
Ratio to average net assets:
Net expenses	2.32%	2.20%	2.15%	2.08%	2.08%
Gross expenses	2.32%	2.20%	2.15%	2.08%	2.08%
Net investment income	0.65%	0.69%	0.40%	0.25%	0.80%
Portfolio turnover rate	47%	54%	46%	52%	56%
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.

AIG Strategic Value Fund — Class W

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended October 31,			Period Ended October 31,
	2020	2019	2018	2017(3)
Net asset value at beginning of period	$28.07	$30.38	$30.37	$28.02
Income (loss) from investment operations:
Net investment income (1)	0.37	0.36	0.31	0.09
Net realized and unrealized gains (losses) on investments	(3.26)	0.65	(0.07)	2.26
Total from investment operations	(2.89)	1.01	0.24	2.35
Distributions from:
Net investment income	(0.42)	(0.36)	(0.23)	0.00
Realized capital gains	(0.59)	(2.96)	-	-
Total distributions	(1.01)	(3.32)	(0.23)	-
Net asset value at end of period	$24.17	$28.07	$30.38	$30.37
Total return(2)	(10.79)%	3.99%	0.76%	8.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,973	$5,725	$3,881	$2,559
Ratio to average net assets:
Net expenses	1.52%	1.52%	1.52%	1.52	%(4)
Gross expenses	1.53%	1.60%	1.38%	4.77	%(4)
Net investment income	1.44%	1.34%	1.00%	0.58	%(4)
Portfolio turnover rate	47%	54%	46%	52%

(1)	The net investment income per share was based on average shares outstanding for the period
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements
(3)	Represents the period from commencement of operations (April 20, 2017) through October 31, 2017.
(4)	Annualized
192

ACQUIRING FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each Touchstone Fund are intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Touchstone Balanced Fund, Touchstone International Equity Fund and Touchstone Large Cap Focused Fund for the year ended June 30, 2020, year ended June 30, 2019, seven months ended June 30 2018 and the year ended November 30, 2017 and for the Touchstone Value Fund for each of the five years in the period ended June 30, 2020 were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, is included in the Funds’ 2020 annual report. The financial highlights for the Touchstone Balanced Fund, Touchstone International Equity Fund and Touchstone Large Cap Focused Fund for the year ended November 30, 2016 and November 30, 2015 were audited by another independent registered public accounting firm. You can obtain the Acquiring Funds’ most recent annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The annual report has been incorporated by reference into the SAI.

Touchstone Balanced Fund— Class A

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$21.61	$22.18	$21.54	$22.40	$19.68	$19.87	$20.98
Income (loss) from investment operations:
Net investment income	0.10	0.27	0.32	0.16	0.21	0.23	(B)	0.43	(B)
Net realized and unrealized gains (losses) on investments	3.40	1.85	1.73	0.22	2.89	0.66	(0.35)
Total from investment operations	3.50	2.12	2.05	0.38	3.10	0.89	0.08
Distributions from:
Net investment income	(0.11)	(0.28)	(0.34)	(0.18)	(0.25)	(0.44)	(0.30)
Realized capital gains	(1.57)	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)
Total distributions	(1.68)	(2.69)	(1.41)	(1.24)	(0.38)	(1.08)	(1.19)
Net asset value at end of period	$23.43	$21.61	$22.18	$21.54	$22.40	$19.68	$19.87
Total return(C)	16.34	%(D)	10.09%	10.13%	1.72	%(D)	15.95%	4.75%	0.56%
Ratios and supplemental data:
Net assets at end of period (000's)	$291,993	$250,298	$244,037	$239,056	$258,279	$264,910	$263,276
Ratio to average net assets:
Net expenses	1.01	%(E)	1.01%	1.01%	1.01	%(E)	1.03%	1.01%	1.04%
Gross expenses	1.03	%(E)	1.07%	1.09%	1.07	%(E)	1.04%	1.01%	1.04%
Net investment income	0.85	%(E)	1.25%	1.49%	1.24	%(E)	0.99%	1.20%	2.17	%(F)
Portfolio turnover rate	29	%(D)	135%	81%	119	%(D)	46%	45%	86%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A and Class C shares by 0.86% for the fiscal year ended November 30, 2015.
193

Touchstone Balanced Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$21.72	$22.29	$21.63	$22.46	$19.73	$19.93	$21.04
Income (loss) from investment operations:
Net investment income	0.01	0.11	0.15	0.06	0.04	0.08	(B)	0.28	(B)
Net realized and unrealized gains (losses) on investments	3.41	1.86	1.75	0.22	2.91	0.66	(0.35)
Total from investment operations	3.42	1.97	1.90	0.28	2.95	0.74	(0.07)
Distributions from:
Net investment income	(0.02)	(0.13)	(0.17)	(0.05)	(0.09)	(0.30)	(0.15)
Realized capital gains	(1.57)	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)
Total distributions	(1.59)	(2.54)	(1.24)	(1.11)	(0.22)	(0.94)	(1.04)
Net asset value at end of period	$23.55	$21.72	$22.29	$21.63	$22.46	$19.73	$19.93
Total return(C)	15.89	%(D)	9.23%	9.33%	1.25	%(D)	15.09%	3.91%	(0.23)%
Ratios and supplemental data:
Net assets at end of period (000's)	$53,607	$44,174	$34,380	$39,769	$42,800	$43,066	$35,344
Ratio to average net assets:
Net expenses	1.78	%(E)	1.78%	1.78%	1.78	%(E)	1.79%	1.78%	1.82%
Gross expenses	1.82	%(E)	1.88%	1.89%	1.86	%(E)	1.81%	1.78%	1.82%
Net investment income	0.08	%(E)	0.48%	0.72%	0.47	%(E)	0.23%	0.43%	1.39	%(F)
Portfolio turnover rate	29	%(D)	135%	81%	119	%(D)	46%	45%	86%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A and Class C shares by 0.86% for the fiscal year ended November 30, 2015.
194

Touchstone International Equity Fund— Class A

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$13.93	$15.65	$18.15	$19.64	$15.52	$16.92	$19.61
Income (loss) from investment operations:
Net investment income	—	(B) (C)	0.08	(C)	0.20	(C)	0.36	(D)	0.17	0.18	(C)	0.13	(C)
Net realized and unrealized gains (losses) on investments	3.33	(0.98)	(0.57)	(0.94)	4.05	(0.97)	0.47
Total from investment operations	3.33	(0.90)	(0.37)	(0.58)	4.22	(0.79)	0.60
Distributions from:
Net investment income	(0.08)	(0.19)	(0.26)	(0.21)	(0.10)	(0.12)	(0.34)
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	(0.08)	(0.82)	(2.13)	(0.91)	(0.10)	(0.61)	(3.29)
Net asset value at end of period	$17.18	$13.93	$15.65	$18.15	$19.64	$15.52	$16.92
Total return(E)	23.90	%(F)	(6.28)%	(0.78)%	(3.23	)%(F)	27.39%	(4.81)%	4.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$86,498	$77,744	$106,870	$118,391	$129,139	$114,616	$113,212
Ratio to average net assets:
Net expenses	1.36	%(G)	1.29%	1.30%	1.23	%(G)	1.37%	1.36%	1.41%
Gross expenses	1.39	%(G)	1.40%	1.37%	1.30	%(G)	1.39%	1.36%	1.41%
Net investment income	0.01	%(G)	0.57%	1.26%	3.22	%(D)(G)	0.92%	1.11%	0.76%
Portfolio turnover rate	11	%(F)	45%	43%	26	%(F)	37%	36%	55%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Less than $0.005 or $(0.005) per share.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% and the net investment income per share would have been lower by $0.17.
(E)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(F)	Not annualized.
(G)	Annualized.

Touchstone International Equity Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$12.99	$14.64	$17.12	$18.46	$14.66	$16.06	$18.71
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(C)	(0.09	)(C)	0.03	(C)	0.26	(D)	(0.06)	(0.01	)(C)	(0.10	)(C)
Net realized and unrealized gains (losses) on investments	3.09	(0.93)	(0.54)	(0.90)	3.86	(0.90)	0.47
Total from investment operations	3.02	(1.02)	(0.51)	(0.64)	3.80	(0.91)	0.37
Distributions from:
Net investment income	(—	)(B)	—	(0.10)	—	—	—	(0.07)
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	—	(0.63)	(1.97)	(0.70)	—	(0.49)	(3.02)
Net asset value at end of period	$16.01	$12.99	$14.64	$17.12	$18.46	$14.66	$16.06
Total return(E)	23.28	%(F)	(7.41)%	(1.87)%	(3.72	)%(F)	25.92%	(5.82)%	3.14%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,980	$2,073	$3,783	$6,737	$6,924	$5,876	$4.732
Ratio to average net assets:
Net expenses	2.32	%(G)	2.49%	2.34%	2.18	%(G)	2.45%	2.49%	2.70%
Gross expenses	2.92	%(G)	2.74%	2.42%	2.25	%(G)	2.49%	2.49%	2.70%
Net investment income (loss)	(0.95	)%(G)	(0.63)%	0.21%	2.27	%(D)(G)	(0.16)%	(0.04)%	(0.60)%
Portfolio turnover rate	11	%(F)	45%	43%	26	%(F)	37%	36%	55%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Less than $0.005 or $(0.005) per share.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% and the net investment income per share would have been lower by $0.16.
(E)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(F)	Not annualized.
(G)	Annualized.
195

Touchstone International Equity Fund— Class Y

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017(B)	2016	2015
Net asset value at beginning of period	$13.73	$15.44	$17.93	$19.45	$15.40	$16.79	$19.53
Income (loss) from investment operations:
Net investment income	0.03	(C)	0.13	(C)	0.25	(C)	0.40	(D)	0.25	0.23	(C)	0.18	(C)
Net realized and unrealized gains (losses) on investments	3.29	(0.97)	(0.57)	(0.93)	3.98	(0.95)	0.47
Total from investment operations	3.32	(0.84)	(0.32)	(0.53)	4.23	(0.72)	0.65
Distributions from:
Net investment income	(0.11)	(0.24)	(0.30)	(0.29)	(0.18)	(0.18)	(0.44)
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)	(2.95)
Total distributions	(0.11)	(0.87)	(2.17)	(0.99)	(0.18)	(0.67)	(3.39)
Net asset value at end of period	$16.94	$13.73	$15.44	$17.93	$19.45	$15.40	$16.79
Total return	24.17	%(E)	(6.03)%	(0.47)%	(3.05	)%(E)	27.78%	(4.41)%	4.89%
Ratios and supplemental data:
Net assets at end of period (000's)	$23,762	$23,835	$42,120	$57,438	$63,320	$40,528	$14,967
Ratio to average net assets:
Net expenses	0.99	%(F)	0.99%	0.99%	0.99	%(F)	1.01%	0.99%	1.02%
Gross expenses	1.19	%(F)	1.15%	1.12%	1.09	%(F)	1.03%	0.99%	1.02%
Net investment income	0.38	%(F)	0.87%	1.57%	3.47	%(D)(F)	1.28%	1.45%	1.05%
Portfolio turnover rate	11	%(E)	45%	43%	26	%(E)	37%	36%	55%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund were reorganized into Class Y shares of the Fund.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% and the net investment income per share would have been lower by $0.17.
(E)	Not annualized.
(F)	Annualized.
196

Touchstone Large Cap Focused Fund— Class A

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$42.30	$43.37	$43.80	$48.75	$42.28	$43.08	$42.79
Income (loss) from investment operations:
Net investment income	0.06	0.27	0.38	(B)	0.23	0.45	0.53	(B)	1.01	(B)
Net realized and unrealized gains (losses) on investments	10.54	3.78	3.72	1.85	8.99	2.43	(0.25)
Total from investment operations	10.60	4.05	4.10	2.08	9.44	2.96	0.76
Distributions from:
Net investment income	(0.09)	(0.27)	(0.27)	(0.07)	(0.51)	(1.08)	(0.45)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(2.80)	(5.12)	(4.53)	(7.03)	(2.97)	(3.76)	(0.47)
Net asset value at end of period	$50.10	$42.30	$43.37	$43.80	$48.75	$42.28	$43.08
Total return(C)	25.21	%(D)	9.54%	10.51%	4.74	%(D)	23.67%	7.53%	1.79%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,350,637	$1,120,305	$1,170,490	$1,218,721	$1,321,506	$1,350,861	$1,416,147
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.02	%(F)	1.01%	0.97%	0.97	%(F)	1.02%	1.00%	0.99%
Gross expenses (including liquidity provider expenses)(G)	1.07	%(F)	1.10%	1.09%	1.09	%(F)	1.02%	1.00%	0.99%
Net investment income	0.26	%(F)	0.66%	0.88%	0.88	%(F)	0.98%	1.32%	2.36	%(H)
Portfolio turnover rate	9	%(D)(I)	29	%(I)	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.00%, 0.98%, 0.96%, 0.95% and 1.02% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.05%, 1.07%, 1.08%, 1.07% and 1.02% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A shares by 1.22% for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
197

Touchstone Large Cap Focused Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017	2016	2015
Net asset value at beginning of period	$39.16	$40.56	$41.29	$46.48	$40.44	$41.36	$41.15
Income (loss) from investment operations:
Net investment income (loss)	(0.32)	(0.19)	0.03	(B)	0.03	—	(C)	0.21	(B)	0.64	(B)
Net realized and unrealized gains (losses) on investments	9.93	3.64	3.50	1.74	8.67	2.33	(0.24)
Total from investment operations	9.61	3.45	3.53	1.77	8.67	2.54	0.40
Distributions from:
Net investment income	—	—	—	—	(0.17)	(0.78)	(0.17)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(2.71)	(4.85)	(4.26)	(6.96)	(2.63)	(3.46)	(0.19)
Net asset value at end of period	$46.06	$39.16	$40.56	$41.29	$46.48	$40.44	$41.36
Total return(D)	24.69	%(E)	8.69%	9.61%	4.24	%(E)	22.69%	6.71%	0.98%
Ratios and supplemental data:
Net assets at end of period (000's)	$35,545	$37,450	$47,838	$67,599	$74,122	$83,246	$89,890
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.81	%(G)	1.82%	1.79%	1.78	%(G)	1.82%	1.79%	1.78%
Gross expenses (including liquidity provider expenses)(H)	1.92	%(G)	1.94%	1.90%	1.89	%(G)	1.82%	1.79%	1.78%
Net investment income (loss)	(0.53	)%(G)	(0.15)%	0.07%	0.07	%(G)	0.18%	0.54%	1.57	%(I)
Portfolio turnover rate	9	%(E)(J)	29	%(J)	15	%(J)	9	%(E)(J)	12	%(J)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.79%, 1.79%, 1.78%, 1.76% and 1.82% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.90%, 1.91%, 1.89%, 1.87% and 1.82% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class C shares by 1.22% for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
198

Touchstone Large Cap Focused Fund— Class Y

Selected Data for a Share Outstanding Throughout Each Period

Six Months Ended December 31, 2020	Year Ended June 30,	Seven Months Ended June 30,	Year Ended November 30,
(Unaudited)	2020	2019	2018 (A)	2017(B)	2016	2015
Net asset value at beginning of period	$42.18	$43.24	$43.68	$48.72	$42.26	$43.06	$42.76
Income (loss) from investment operations:
Net investment income	0.12	0.40	0.48	(C)	0.29	0.56	0.64	(C)	1.12	(C)
Net realized and unrealized gains (losses) on investments	10.51	3.76	3.71	1.84	8.99	2.43	(0.25)
Total from investment operations	10.63	4.16	4.19	2.13	9.55	3.07	0.87
Distributions from:
Net investment income	(0.16)	(0.37)	(0.37)	(0.21)	(0.63)	(1.19)	(0.55)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)
Total distributions	(2.87)	(5.22)	(4.63)	(7.17)	(3.09)	(3.87)	(0.57)
Net asset value at end of period	$49.94	$42.18	$43.24	$43.68	$48.72	$42.26	$43.06
Total return	25.37	%(D)	9.84%	10.81%	4.85	%(D)	24.03%	7.84%	2.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$425,530	$352,103	$413,137	$394,077	$438,732	$552,611	$689,502
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.74	%(F)	0.75%	0.73%	0.74	%(F)	0.74%	0.72%	0.71%
Gross expenses (including liquidity provider expenses)(G)	0.88	%(F)	0.91%	0.89%	0.90	%(F)	0.75%	0.72%	0.71%
Net investment income	0.54	%(F)	0.92%	1.13%	1.11	%(F)	1.26%	1.60%	2.63	%(H)
Portfolio turnover rate	9	%(D)(I)	29	%(I)	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.72%, 0.72%, 0.72%, 0.72% and 0.74% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.86%, 0.88%, 0.88%, 0.88% and 0.75% for the six months ended December 31, 2020, the years ended June 30, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 1.22%, for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
199

Touchstone Value Fund— Class A

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2020		Year Ended June 30,
	(Unaudited)		2020	2019		2018	2017	2016
Net asset value at beginning of period	$7.95		$9.41	$9.92		$10.13	$8.84	$9.78
Income (loss) from investment operations:
Net investment income	0.06		0.13	0.16		0.14	0.19	0.16
Net realized and unrealized gains (losses) on investments	1.91		(0.98)	0.57		0.55	1.30	(0.27)
Total from investment operations	1.97		(0.85)	0.73		0.69	1.49	(0.11)
Distributions from:
Net investment income	(0.06)		(0.12)	(0.16)		(0.14)	(0.18)	(0.16)
Realized capital gains	(0.16)		(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.22)		(0.61)	(1.24)		(0.90)	(0.20)	(0.83)
Net asset value at end of period	$9.70		$7.95	$9.41		$9.92	$10.13	$8.84
Total return(A)	24.91	%(B)	(9.83)%	8.53%		6.92%	16.92%	(0.89)%
Ratios and supplemental data:
Net assets at end of period (000's)	$28,850		$24,567	$32,964		$36,968	$43,607	$47,939
Ratio to average net assets:
Net expenses	1.08	%(C)	1.08%	1.08%		1.08%	1.08%	1.08%
Gross expenses	1.26	%(C)	1.26%	1.26%		1.26%	1.24%	1.28%
Net investment income	1.40	%(C)	1.37%	1.67%		1.42%	1.86%	1.71%
Portfolio turnover rate	8	%(B)	57%	37	%(D)	24%	29%	19	%(E)

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(E)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
200

Touchstone Value Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2020		Year Ended June 30,
	(Unaudited)		2020	2019		2018	2017	2016
Net asset value at beginning of period	$7.93		$9.38	$9.89		$10.10	$8.81	$9.75
Income (loss) from investment operations:
Net investment income	0.01		0.06	0.09		0.08	0.12	0.09
Net realized and unrealized gains (losses) on investments	1.92		(0.97)	0.56		0.54	1.29	(0.27)
Total from investment operations	1.93		(0.91)	0.65		0.62	1.41	(0.18)
Distributions from:
Net investment income	(0.02)		(0.05)	(0.08)		(0.07)	(0.10)	(0.09)
Realized capital gains	(0.16)		(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.18)		(0.54)	(1.16)		(0.83)	(0.12)	(0.76)
Net asset value at end of period	$9.68		$7.93	$9.38		$9.89	$10.10	$8.81
Total return(A)	24.45	%(B)	(10.49)%	7.72%		6.12%	16.06%	(1.65)%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,703		$2,175	$3,175		$3,654	$4,503	$5,624
Ratio to average net assets:
Net expenses	1.83	%(C)	1.83%	1.83%		1.83%	1.83%	1.83%
Gross expenses	2.63	%(C)	2.43%	2.35%		2.21%	2.12%	2.16%
Net investment income	0.65	%(C)	0.62%	0.92%		0.68%	1.11%	0.96%
Portfolio turnover rate	8	%(B)	57%	37	%(D)	24%	29%	19	%(E)

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(E)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

Touchstone Value Fund— Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2020		Year Ended June 30,
	(Unaudited)		2020	2019		2018	2017	2016
Net asset value at beginning of period	$7.98		$9.45	$9.96		$10.17	$8.87	$9.81
Income (loss) from investment operations:
Net investment income	0.09		0.15	0.19		0.17	0.20	0.18
Net realized and unrealized gains (losses) on investments	1.91		(0.98)	0.57		0.55	1.32	(0.27)
Total from investment operations	2.00		(0.83)	0.76		0.72	1.52	(0.09)
Distributions from:
Net investment income	(0.07)		(0.15)	(0.19)		(0.17)	(0.20)	(0.18)
Realized capital gains	(0.16)		(0.49)	(1.08)		(0.76)	(0.02)	(0.67)
Total distributions	(0.23)		(0.64)	(1.27)		(0.93)	(0.22)	(0.85)
Net asset value at end of period	$9.75		$7.98	$9.45		$9.96	$10.17	$8.87
Total return	25.23	%(A)	(9.64)%	8.82%		7.19%	17.28%	(0.64)%
Ratios and supplemental data:
Net assets at end of period (000's)	$77,799		$75,028	$92,928		$81,988	$83,974	$76,852
Ratio to average net assets:
Net expenses	0.83	%(B)	0.80%	0.79%		0.81%	0.83%	0.83%
Gross expenses	0.96	%(B)	0.96%	0.94%		0.95%	0.97%	0.99%
Net investment income	1.65	%(B)	1.64%	1.96%		1.70%	2.11%	1.96%
Portfolio turnover rate	8	%(A)	57%	37	%(C)	24%	29%	19	%(D)

(A)	Not annualized.
(B)	Annualized.
(C)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

201

EXHIBIT A: FORMS OF AGREEMENTS AND PLAN OF REORGANIZATION

[FORM OF] AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [_], 2021, by and between [Touchstone Trust], a [Entity Type], with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (“Acquiring Fund Trust”), on behalf of [Acquiring Fund], a separate investment series (“series”) of the Acquiring Fund Trust (the “Acquiring Fund”) (on the one hand), and [SunAmerica Trust/Corporation], a [Entity Type] (the “Acquired Fund [Trust/Company]”), on behalf of [Acquired Fund], a series of the Acquired Fund [Trust/Company] (the “Acquired Fund”), with its principal place of business at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 (on the other hand), and solely for purposes of paragraph 6, Touchstone Advisors, Inc., Acquiring Fund Trust’s investment adviser (“Acquiring Fund Advisor”), and SunAmerica Asset Management, LLC, Acquired Fund’s investment adviser (“Acquired Fund Advisor”). (The Acquiring Fund Trust and Acquired Fund [Trust/Company] are each sometimes referred to herein as an “Investment Company”; and each Acquiring Fund and Acquired Fund is sometimes referred to herein as a “Fund.”)

Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations of and by a Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Acquired Fund’s (1)(A) transferring all the Assets (as defined in paragraph 1.1) to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in Acquiring Fund and (B) Acquiring Fund’s assumption of (i) the stated liabilities of the Acquired Fund accrued and reflected in the books and records and net asset value of the Acquired Fund as of the Effective Time and (ii) liabilities arising after the Effective Time in respect of the ownership of the Assets (such liabilities as set forth under this clause (B), the “Stated Liabilities”), (2) distributing those shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating the Acquired Fund, all on the terms and conditions set forth herein (each of the foregoing transactions being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of [trustees/directors] (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Acquired Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

A-1

Acquired Fund currently offers Class [[_], [_], [_], and [_]] shares (“Acquired Fund Shares”). Acquiring Fund currently offers Class [[_], [_], [_], and [_]] shares (“Acquiring Fund Shares”), among other classes of shares; the Acquiring Fund’s Class [[_], [_], [_], and [_]] shares will not be involved in any Reorganization and thus are not included in the term “Acquiring Fund Shares.”

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.        Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (the “Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall:

(a)	issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Acquired Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value (“NAV”) of one Acquired Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the NAV of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2, and

(b)	assume the Stated Liabilities as described in paragraph 1.3.

Those transactions shall take place at the Closing.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows:

Acquired Fund	Acquiring Fund
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares

1.2         The Assets shall consist of all assets and property of every kind and nature -- including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Acquired Fund owns at the Effective Time (as defined in paragraph 3.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Acquiring Fund Trust.

1.3         The Acquired Fund shall discharge on or prior to the Closing Date all of the Acquired Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, excluding the Stated Liabilities and the Reorganization Expenses (as defined in paragraph 7) borne by Acquired Fund Advisor and Acquiring Fund Advisor pursuant to paragraph 7. The Stated Liabilities shall be assumed by the Acquiring Fund.

A-2

1.4         Prior to the Closing, Acquired Fund shall not be required to dispose of or purchase any portfolio securities or other investments, if, in the reasonable judgment of the Board of the Acquired Fund [Trust/Corporation], on behalf of the Acquired Fund, or the Acquired Fund Advisor, such disposition or acquisition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.5         If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively -- for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.6         At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Acquiring Fund Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder (i.e., the account for each Shareholder that holds Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares of the applicable class due that Shareholder). The aggregate NAV of Acquiring Fund Shares to be so credited to a Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. Acquiring Fund Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.7         Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.8         Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

A-3

1.9         After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.6, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Fund [Trust/Company].

2.           VALUATION

2.1.        For purposes of paragraph 1.1(a), Acquired Fund’s NAV shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures [set forth in the Acquiring Fund’s then-current prospectus and statement of additional information (“Pro/SAI”) and valuation procedures established by its Board (the “Valuation Procedures”)], less (b) the amount of the Stated Liabilities at the Valuation Time.

2.2.        For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the valuation procedures set forth in the Acquiring Fund’s then-current Pro/SAI and the Valuation Procedures.

2.3.        All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a )[The Bank of New York Mellon, in its capacity as sub-administrator of the Acquiring Fund Trust], or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

2.4.        The Acquired Fund [Trust/Company] and the Acquiring Fund Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the Acquired Fund’s valuation procedures and those determined in accordance with the Valuation Procedures.

3.           CLOSING AND EFFECTIVE TIME

3.1         Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [ ], 2021 (“Effective Time”). The Closing shall take place by electronic exchange of documents (by “portable document format,” email or other form of electronic communication), all of which will be deemed to be originals or at such place as to which the Investment Companies agree.

3.2         Acquired Fund [Trust/Company] shall cause the custodian of Acquired Fund’s assets (“Old Custodian”) (a) to make Acquired Fund’s portfolio securities available to Acquiring Fund Trust (or to its custodian (“New Custodian”), if Acquiring Fund Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund’s assets are deposited, in the case of Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Acquired Fund [Trust/Company] shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer of the Old Custodian (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Acquired Fund [Trust/Company], the Old Custodian has delivered all of Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for Acquiring Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to Acquiring Fund Trust that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The Acquiring Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential.

A-4

3.3         Acquired Fund [Trust/Company] shall deliver, or shall direct its transfer agent to deliver, to Acquiring Fund Trust at the Closing a Certificate, certified by Acquired Fund [Trust/Company]’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Acquired Fund [Trust/Company] with respect to each Shareholder, all at the Effective Time. Acquiring Fund Trust shall direct its transfer agent to deliver to Acquired Fund [Trust/Company] at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Acquired Fund [Trust/Company], that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.6.

3.4         Acquired Fund [Trust/Company] shall deliver to Acquiring Fund Trust and Acquiring Fund Advisor, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Acquired Fund’s books at values that such securities are being carried on Acquired Fund’s books.

3.5         If requested by Acquiring Fund Trust, Acquired Fund [Trust/Company] shall direct Acquiring Fund Advisor, Acquired Fund’s administrator, and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Acquired Fund (collectively, “Work Papers”) for all fiscal and taxable periods ended on or before [ ], 2020 and, if relevant, for the period from [ ], 2020 through the Effective Time.

3.6         At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.7         In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Fund Trust or an appropriate officer of the Acquired Fund [Trust/Company], accurate appraisal of the value of the net assets of the Acquiring Fund or of the Acquired Fund is impracticable, the Valuation Time and the Closing shall be postponed until the first business day that is a Friday after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

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3.8         If the Old Custodian is unable to make delivery pursuant to paragraph 3.2 hereof to the New Custodian of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall cause the Old Custodian to deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the New Custodian, including brokers’ confirmation slips.

4.          REPRESENTATIONS AND WARRANTIES

4.1         Acquired Fund [Trust/Company], on Acquired Fund’s behalf, represents and warrants to Acquiring Fund Trust, on Acquiring Fund’s behalf, as follows:

(a)          [SunAmerica Trust/Corporation] is a [Entity Type]. Acquired Fund [Trust/Company] (1) is duly created, validly existing, and in good standing under the laws of the [State], and its charter document organizing such entity (“Charter”), is filed with the office of the Secretary of the [State], (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)          Acquired Fund is a duly established and designated series of Acquired Fund [Trust/Company];

(c)          Acquired Fund [Trust/Company]’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund [Trust/Company], with respect to Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)          At the Effective Time, Acquired Fund [Trust/Company] will have good and marketable title to the Assets for Acquired Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Fund Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”).

(e)          Acquired Fund [Trust/Company], with respect to Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or violation of any provision of applicable state law, Acquired Fund [Trust/Company]’s Charter, or Acquired Fund [Trust/Company]’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund [Trust/Company], on Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund [Trust/Company], on Acquired Fund’s behalf, is a party or by which it is bound;

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(f)          At or before the Effective Time, either (1) all contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge of liabilities and/or Acquiring Fund’s assumption of the Stated Liabilities will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Acquired Fund [Trust/Company] may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquired Fund [Trust/Company]’s knowledge, threatened against Acquired Fund [Trust/Company], with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund, that, if adversely determined, would adversely affect Acquired Fund’s financial condition or the conduct of its business, except as disclosed in Section 3.16(n) of the Seller Disclosure Schedule (as defined in the Asset Purchase Agreement (as defined below)); and Acquired Fund [Trust/Company], on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund [Trust/Company]’s ability to consummate the transactions contemplated hereby;

(h)          Acquired Fund has no known liabilities, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of [          ], 2020, and those incurred in the ordinary course of business as an investment company since such date. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [          ], 2020, have been audited by [    ], an independent registered public accounting firm that audits Acquired Fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Acquired Fund [Trust/Company] has furnished to Acquiring Fund Trust), present fairly, in all material respects, Acquired Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund [Trust]/[Company]’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)          Since [          ], 2020, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

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(j)           Except as disclosed in Section 3.08(a) of the Seller Disclosure Schedule, all federal and other material tax returns, dividend reporting forms, and other material tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Acquired Fund [Trust/Company]’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;

(k)          Acquired Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any penalties that could be imposed thereunder;

(l)           Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Acquired Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m)         Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Acquired Fund [Trust/Company]’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(l); from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, (1) Acquired Fund’s dispositions and acquisitions of assets were made (a) for the purpose of satisfying Acquired Fund’s investment objective or policies or (b) in the ordinary course of its business as a RIC and (2) Acquired Fund has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(n)          At the Effective Time, (1) at least 33⅓% of Acquired Fund’s portfolio assets -- including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests -- will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

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(o)          To the best of the Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

(p)          The Acquired Fund [Trust/Company]’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations, without regard to section 1.368-1(e)(4)(i)(A) thereof) (“Related”) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Acquired Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(q)          During the five-year period ending at the Effective Time, neither Acquired Fund nor any person Related to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(r)          All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund [Trust/Company] and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(s)          Acquired Fund incurred the Stated Liabilities, which are associated with the Assets, in the ordinary course of its business;

(t)          Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(u)          On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 4.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Acquired Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”).

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(v)         The information to be furnished by Acquired Fund [Trust/Company] for use in the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with applicable federal securities laws and other laws and regulations;

(w)         Acquired Fund [Trust/Company] does not have a fixed pool of assets; and each series thereof (including Acquired Fund) is a managed portfolio of securities, and Acquired Fund Advisor and each investment sub-advisor thereof, if any, have the authority to buy and sell securities for Acquired Fund;

(x)          Since the most recent to occur of (i) the date on which Acquired Fund Advisor became the investment adviser to the Acquired Fund and (ii) the date that is six years immediately prior to the date hereof, the Acquired Fund’s investments were made in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information;

(y)          The Acquiring Fund Shares to be delivered to Acquired Fund [Trust/Company] hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(z)          Acquired Fund’s minute books and similar records made available to Acquiring Fund Trust prior to the execution hereof contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Acquired Fund’s shareholder records so made available accurately reflect all record transfers in Acquired Fund’s shares prior to the execution of this Agreement; and any other books and records of Acquired Fund so made available are true and correct in all material respects and contain no material omissions with respect to Acquired Fund’s business and operations;

(aa)        Except as disclosed in 3.16(h) of the Seller Disclosure Schedule, Acquired Fund [Trust/Company] has maintained with respect to Acquired Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(bb)        Acquired Fund [Trust/Company] has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(cc)        Acquired Fund [Trust/Company] has adopted a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

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(dd)        Acquired Fund does not have any unamortized or unpaid organizational fees or expenses;

(ee)        Acquired Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;

(ff)         None of the compensation received from Acquired Fund, Acquired Fund Advisor, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Acquired Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquired Fund Group Member; and the compensation paid to any such Shareholder by any Acquired Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(gg)        No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquired Fund Group Member (other than Acquired Fund) or, to Acquired Fund [Trust/Company]’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Directly-Related Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders by any Acquired Fund Group Member or, to Acquired Fund [Trust/Company]’s knowledge, any other person with the intention that it be used to pay any expenses (even Directly-Related Reorganization Expenses) thereof; and

(hh)        Acquired Fund [Trust/Company] is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

4.2         Acquiring Fund Trust, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund [Trust/Company], on Acquired Fund’s behalf, as follows:

(a)          (1) [Touchstone Trust] is a [Entity Type]. Acquiring Fund Trust is a trust operating under a written instrument or Charter, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the [State], and its Charter, is on file with the Secretary of the [State], (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)          Acquiring Fund is a duly established and designated series of Acquiring Fund Trust;

(c)          Acquiring Fund Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

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(d)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Stated Liabilities) will be issued in exchange for the Assets in the Reorganization;

(e)          Acquiring Fund Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or violation of any provision of applicable state law, the Charter or Acquiring Fund Trust’s By-Laws, or any Undertaking to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound;

(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquiring Fund Trust’s knowledge, threatened against Acquiring Fund Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would adversely affect Acquiring Fund’s financial condition or the conduct of its business, except as previously disclosed in writing to Acquired Fund Trust or Acquired Fund Advisor; and Acquiring Fund Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that adversely affects Acquiring Fund’s business or Acquiring Fund Trust’s ability to consummate the transactions contemplated hereby;

(h)          Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended [        ], 2020, have been audited by [     ] , an independent registered public accounting firm that audits Acquiring Fund’s books, and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquiring Fund Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since [            ], 2020, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

(j)           All Returns of Acquiring Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be timely filed and are or will be correct in all respects, and all federal and material other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Acquiring Fund Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties that could be imposed thereunder;

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(k)          Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(m)         At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(n)          Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(o)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

(p)          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization -- either directly or through any transaction, agreement, or arrangement with any other person -- except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

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(q)          Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

(r)          There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(s)          All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Acquiring Fund Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by Acquiring Fund Trust;

(t)          On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) Acquiring Fund Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquired Fund [Trust/Company] for use therein;

(u)          Immediately after the Effective Time, Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(v)         The information to be furnished by Acquiring Fund Trust for use in the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with applicable federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Acquired Fund [Trust/Company] for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(w)         Acquiring Fund Trust does not have a fixed pool of assets; and each series thereof (including Acquiring Fund) is (or will be) a managed portfolio of securities, and Acquiring Fund Advisor and each investment sub-advisor thereof, if any, have the authority to buy and sell securities for it;

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(x)          Since the most recent to occur of (i) the date on which Acquiring Fund Advisor became the investment adviser to the Acquiring Fund and (ii) the date that is six years immediately prior to the date hereof, the Acquiring Fund’s investments were made in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Acquired Fund [Trust/Company];

(y)          Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(z)          Acquiring Fund Trust has adopted a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(aa)        Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

(bb)        None of the compensation received from Acquiring Fund, Acquiring Fund Advisor, or any Affiliate of either of them (each, a “Acquiring Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring Fund Group Member; and the compensation paid to any such Shareholder by any Acquiring Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(cc)        No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person unless those expenses are Directly-Related Reorganization Expenses, and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Directly-Related Reorganization Expenses) thereof; and

(dd)        Acquiring Fund Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

4.3         Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)          No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Fund Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

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(b)          The value of the Acquiring Fund Shares each Shareholder receives will be equal to the value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)          The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Stated Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(e)          At the Effective Time, there will be no intercompany indebtedness existing between the Fund that was issued, acquired, or settled at a discount;

(f)          Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(g)          [Immediately after the Reorganization, Acquired Fund Shareholders [will/will not] own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund; and]

(h)          The principal purpose of Acquiring Fund’s assumption of the Stated Liabilities is not avoidance of federal income tax on the transaction.

5.          COVENANTS

5.1         Acquired Fund [Trust/Company] covenants to operate Acquired Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and other distributions.

5.2         Acquired Fund [Trust/Company] covenants to call and hold a meeting of Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3         Acquired Fund [Trust/Company] covenants that it will assist Acquiring Fund Trust in obtaining information Acquiring Fund Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4         Acquired Fund [Trust/Company] covenants that it will turn over its books and records pertaining to Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund Trust at the Closing.

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5.5         Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6         Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets and assumption of the Stated Liabilities, and (b) Acquired Fund [Trust/Company], on Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7         Acquiring Fund Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Acquiring Fund’s operations after the Effective Time.

5.8         Acquired Fund [Trust/Company] covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Fund Trust, in a form reasonably satisfactory thereto, a Certificate stating Acquired Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring Fund pursuant to section 381.

5.9         It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

5.10       Acquired Fund [Trust/Company] covenants to make a pro rata distribution of all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.11       Acquiring Fund Trust covenants that it will engage a transfer agent that will open accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.

5.12       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.          CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

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6.1         This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s shareholders at the Shareholders Meeting;

6.2         All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3         At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4         The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.6(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)          Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Stated Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)          Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Stated Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Stated Liabilities;

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(d)          Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)          A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization; and

(f)          A Shareholder’s aggregate basis in the Acquiring Fund Shares (including fractional shares to which they may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares (including fractional shares to which they may be entitled) will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year or on the termination or transfer thereof under a mark-to-market system of accounting;

6.5         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

6.6         The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have received on the date of Closing (the “Closing Date”) a favorable opinion from Willkie Farr & Gallagher LLP, counsel to the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, dated as of the Closing Date, that:

(a)(i) the Acquired Fund [Trust/Company] is a validly existing [[statutory] trust/corporation] under the laws of the [State/Commonwealth of Delaware/Massachusetts/Maryland], and has the [trust/corporate] power and authority under its governing instrument [and the Delaware Statutory Trust Act/Massachusetts law relating to Massachusetts business trusts/Maryland General Corporation Law] to execute, deliver and perform its obligations under this Agreement and to carry on its business as a registered investment company; (ii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund [Trust/Company] on behalf of the Acquired Fund and the Acquired Fund is a duly established series of the Acquired Fund Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Acquired Fund [Trust/Company] on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and remedies and to general equity principles; (iii) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Trust’s [Declaration of Trust/Articles of Incorporation] or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, is a party or by which the Acquired Fund or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the [State/Commonwealth of Delaware/Massachusetts/Maryland] is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (v) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquired Fund's business; and (vi) the Acquired Fund [Trust/Company] is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

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(b)          With respect to all matters of [Delaware/Massachusetts/Maryland] law, such counsel shall be entitled to state that it has relied upon the opinion of [ ] and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [ ].

(c)          In rendering such opinions, such counsels may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquired Fund [Trust]/[Company] have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the Acquired Fund [Trust/Company] with respect to the Acquired Fund and performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsels need not express an opinion with respect to any provisions of the Agreement that purport to obligate the Acquired Fund [Trust/Company] to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquired Fund [Trust]/[Company] in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement;

6.7         The Acquired Fund [Trust/Company], on behalf of the Acquired Fund, shall have received on the Closing Date a favorable opinion from K&L Gates LLP, counsel to the Acquiring Fund Trust, on behalf of the Acquiring Fund, dated as of the Closing Date, that:

(a)(i)       the Acquiring Fund Trust is a validly existing statutory trust under the laws of the [State of Delaware/Commonwealth of Massachusetts], and has the trust power and authority under its governing instrument [and the Delaware Statutory Trust Act/Massachusetts law relating to Massachusetts business trusts] to execute, deliver and perform its obligations under this Agreement and to carry on its business as a registered investment company; (ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquiring Fund is a duly established series of the Acquiring Fund Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies and to general equity principles; (iii) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the [State of Delaware/Commonwealth of Massachusetts] is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (v) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund Trust, on behalf of the Acquiring Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquiring Fund’s business; (vi) the Acquiring Fund Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (vii) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable beneficial interests in the Acquiring Fund, and under the Acquiring Fund Trust's Declaration of Trust no shareholder of the Acquiring Fund has any preemptive rights or similar rights.

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(b)          In rendering such opinion, such counsel may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquiring Fund Trust have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the Acquiring Fund Trust with respect to the Acquiring Fund and performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate the Acquiring Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquiring Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement;

6.8         All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement, dated as of December 23, 2020, as amended on January 12, 2021, between SunAmerica Asset Management, LLC, American International Group, Inc., Touchstone Advisors, Inc. and Western & Southern Financial Group, Inc. (the “Asset Purchase Agreement”) shall be satisfied or waived.

7.          EXPENSES

Subject to complying with the representations and warranties contained in paragraph 4.1(gg) and 4.2(cc), Acquired Fund Advisor, on the one hand, and Acquiring Fund Advisor, on the other hand, shall split 50/50 the expenses relating to the Reorganization (other than transaction costs relating to the purchase and sale of portfolio securities by the Acquired Fund and the Acquiring Fund) (collectively, the “Reorganization Expenses”); provided, that Acquiring Fund Advisor’s portion of the Reorganization Expenses shall not exceed $500,000 (the “Reorganization Expense Cap”). Acquired Fund Advisor shall bear (x) all such Reorganization Expenses that exceed the Reorganization Expense Cap and (y) the costs associated with terminations of transfer agent or other service provider contracts and any associated deconversion costs, including imaging costs. For the avoidance of doubt, to the extent that the Reorganization Expenses incurred by Acquiring Fund Advisor exceed the Reorganization Expense Cap, Acquired Fund Advisor shall reimburse Acquiring Fund Advisor for any of its Reorganization Expenses in excess of the Reorganization Expense Cap. Each party shall use its reasonable best efforts to minimize all costs and expenses set forth herein and shall keep itemized records with respect to such costs and expenses. Acquired Fund Advisor and Acquiring Fund Advisor shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 7 shall survive the Closing (notwithstanding anything to the contrary in paragraph 8) and any termination of this Agreement pursuant to paragraph 9. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

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8.           ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except where otherwise indicated in this Agreement, the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.           TERMINATION

This Agreement may be terminated with respect to the Reorganization at any time at or before the Closing:

9.1         By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, (d) if the Closing has not occurred on or before [        ], 2021, or such other date as to which the Investment Companies agree, or (e) in the event of the termination of the Asset Purchase Agreement in accordance with its terms; or

9.2         By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.         AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

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11.         SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.         PUBLICITY/CONFIDENTIALITY

12.1       The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

12.2       (a) Acquired Fund [Trust/Company], Acquiring Fund Trust, Acquired Fund Advisor and Acquiring Fund Advisor (for purposes of this paragraph 12.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, Acquired Fund [Trust/Company], Acquiring Fund Trust, Acquired Fund Advisor and Acquiring Fund Advisor agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

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13.         MISCELLANEOUS

13.1       This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Fund Trust, on Acquiring Fund’s behalf, or Acquired Fund [Trust/Company], on Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3       Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or the Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

13.4       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

14.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Fund Trust and Acquiring Fund, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, Attention: [ ], or to the Acquired Fund [Trust/Company] or the Acquired Fund, SunAmerica Asset Management, LLC, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 Attention: [ ] or to any other address that the Acquiring Fund, the Acquired Fund [Trust/Company] or the Acquired Fund shall have last designated by notice to the other party.

[Signatures on following pages]

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

[TOUCHSTONE TRUST], on behalf of the Acquiring Fund

Name:
Title:

Solely for purposes of paragraph 7,

Touchstone Advisors, Inc.

Name:
Title:

[Separate signatures pages intentional]

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

[SUNAMERICA TRUST/COMPANY], on behalf of the Acquired Fund

Name: John Genoy
Title: President and Chief Executive Officer

Solely for purposes of paragraph 7,

SunAmerica Asset Management, LLC

Name: Sharon French
Title: President and Chief Executive Officer

[Separate signatures pages intentional]

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[FORM OF] AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [_], 2021, by and between Touchstone Strategic Trust, a Massachusetts business trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (“Acquiring Fund Trust”), on behalf of [Acquiring Fund], a newly created separate investment series (“series”) of the Acquiring Fund Trust (the “Acquiring Fund”) (on the one hand), and [SunAmerica Trust/Corporation], a [Entity Type] (the “Acquired Fund [Trust/Company]”), on behalf of [Acquired Fund], a series of the Acquired Fund [Trust/Company] (the “Acquired Fund”), with its principal place of business at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 (on the other hand), and solely for purposes of paragraph 7, Touchstone Advisors, Inc., Acquiring Fund Trust’s investment adviser (“Acquiring Fund Advisor”), and SunAmerica Asset Management, LLC, Acquired Fund’s investment adviser (“Acquired Fund Advisor”). (The Acquiring Fund Trust and Acquired Fund [Trust/Company] are each sometimes referred to herein as an “Investment Company”; and each Acquiring Fund and Acquired Fund is sometimes referred to herein as a “Fund.”)

Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations of and by a Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Acquired Fund changing its identity, form, and place of organization -- by converting from a series of the Acquired Fund [Trust/Company] to a series of the Acquiring Fund Trust -- -- by Acquired Fund’s (1) (A) transferring the Assets (as defined in paragraph 1.1) to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Acquired Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in Acquiring Fund and (B) Acquiring Fund’s assumption of (i) the stated liabilities of the Acquired Fund accrued and reflected in the books and records and net asset value of the Acquired Fund as of the Effective Time and (ii) liabilities arising after the Effective Time in respect of the ownership of such Assets (such liabilities as set forth under this clause (B), the “Stated Liabilities”), (2) distributing those shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating the Acquired Fund, all on the terms and conditions set forth herein (each of the foregoing transactions being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of [trustees/directors] (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Acquired Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

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Acquired Fund currently offers Class [[_], [_], [_], and [_]] shares (“Acquired Fund Shares”). Acquiring Fund currently offers Class [[_], [_], [_], and [_]] shares (“Acquiring Fund Shares”), among other classes of shares; the Acquiring Fund’s Class [[_], [_], [_], and [_]] shares will not be involved in any Reorganization and thus are not included in the term “Acquiring Fund Shares.”

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.        Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall:

(a)	issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares of each class of the Acquiring Fund equal to the number of full and fractional Acquired Fund Shares of the corresponding class of the Acquired Fund then outstanding, and

(b)	assume the Stated Liabilities as described in paragraph 1.3 .

Those transactions shall take place at the Closing.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows:

Acquired Fund	Acquiring Fund
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares
Class [__] Shares	Class [__] Shares

1.2         The Assets shall consist of all assets and property of every kind and nature -- including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Acquired Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Acquiring Fund Trust.

1.3         The Acquired Fund shall discharge on or prior to the Closing Date all of the Acquired Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, excluding the Stated Liabilities and the Reorganization Expenses (as defined in paragraph 6) borne by Acquired Fund Advisor and Acquiring Fund Advisor pursuant to paragraph 6. The Stated Liabilities shall be assumed by the Acquiring Fund.

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1.4         At or before the Closing, Acquiring Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to paragraph 5.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Acquiring Fund Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder (i.e., the account for each Shareholder that holds Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares of the applicable class due that Shareholder). The aggregate net asset value (“NAV”) of Acquiring Fund Shares to be so credited to a Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. Acquiring Fund Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5         Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6         Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7         After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Fund [Trust/Company].

2.           CLOSING AND EFFECTIVE TIME

2.1         Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [ ], 2021 (“Effective Time”). The Closing shall take place by electronic exchange of documents (by “portable document format,” email or other form of electronic communication), all of which will be deemed to be originals or at such place as to which the Investment Companies agree.

2.2         Acquired Fund [Trust/Company] shall cause the custodian of Acquired Fund’s assets (“Old Custodian”) (a) to make Acquired Fund’s portfolio securities available to Acquiring Fund Trust (or to its custodian (“New Custodian”), if Acquiring Fund Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund’s assets are deposited, in the case of Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Acquired Fund [Trust/Company] shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) of the Old Custodian (a) stating that pursuant to proper instructions provided to the Old Custodian by Acquired Fund [Trust/Company], the Old Custodian has delivered all of Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for Acquiring Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to Acquiring Fund Trust that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The Acquiring Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential.

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2.3         Acquired Fund [Trust/Company] shall deliver, or shall direct its transfer agent to deliver, to Acquiring Fund Trust at the Closing a Certificate, certified by Acquired Fund [Trust/Company]’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Acquired Fund [Trust/Company] with respect to each Shareholder, all at the Effective Time. Acquiring Fund Trust shall direct its transfer agent to deliver to Acquired Fund [Trust/Company] at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Acquired Fund [Trust/Company], that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.4.

2.4         Acquired Fund [Trust/Company] shall deliver to Acquiring Fund Trust and Acquiring Fund Advisor, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Acquired Fund’s books at values that such securities are being carried on Acquired Fund’s books.

2.5         If requested by Acquiring Fund Trust, Acquired Fund [Trust/Company] shall direct Acquiring Fund Advisor, Acquired Fund’s administrator, and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Acquired Fund (collectively, “Work Papers”) for all fiscal and taxable periods ended on or before [ ], 2020 and, if relevant, for the period from [ ], 2020 through the Effective Time.

2.6         At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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2.7         If the Old Custodian is unable to make delivery pursuant to paragraph 2.2 hereof to the New Custodian of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall cause the Old Custodian to deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the New Custodian, including brokers’ confirmation slips.

3.           REPRESENTATIONS AND WARRANTIES

3.1         Acquired Fund [Trust/Company], on Acquired Fund’s behalf, represents and warrants to Acquiring Fund Trust, on Acquiring Fund’s behalf, as follows:

(a)          [SunAmerica Trust/Corporation] is a [Type of Entity]. Acquired Fund [Trust/Company] (1) is duly created, validly existing, and in good standing under the laws of the [State], and its charter document organizing such entity (“Charter”), is filed with the office of the Secretary of the [State], (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)          Acquired Fund is a duly established and designated series of Acquired Fund [Trust/Company];

(c)          Acquired Fund [Trust/Company]’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund [Trust/Company], with respect to Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)          At the Effective Time, Acquired Fund [Trust/Company] will have good and marketable title to the Assets for Acquired Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Fund Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”).

(e)          Acquired Fund [Trust/Company], with respect to Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or violation of any provision of applicable state law, Acquired Fund [Trust/Company]’s Charter, or Acquired Fund [Trust/Company]’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund [Trust/Company], on Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund [Trust/Company], on Acquired Fund’s behalf, is a party or by which it is bound;

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(f)           At or before the Effective Time, either (1) all contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge of liabilities and/or Acquiring Fund’s assumption of the Stated Liabilities will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Acquired Fund [Trust/Company] may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquired Fund [Trust/Company]’s knowledge, threatened against Acquired Fund [Trust/Company], with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund, that, if adversely determined, would adversely affect Acquired Fund’s financial condition or the conduct of its business, except as disclosed in Section 3.16(n) of the Seller Disclosure Schedule (as defined in the Asset Purchase Agreement (as defined below)); and Acquired Fund [Trust/Company], on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund [Trust/Company]’s ability to consummate the transactions contemplated hereby;

(h)          Acquired Fund has no known liabilities, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of [           ], 2020, and those incurred in the ordinary course of business as an investment company since such date. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [           ], 2020, have been audited by [        ], an independent registered public accounting firm that audits Acquired Fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Acquired Fund [Trust/Company] has furnished to Acquiring Fund Trust), present fairly, in all material respects, Acquired Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund [Trust/Company]’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since [           ], 2020, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

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(j)           Except as disclosed in Section 3.08(a) of the Seller Disclosure Schedule, all federal and other material tax returns, dividend reporting forms, and other material tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Acquired Fund [Trust/Company]’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;

(k)          Acquired Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any penalties that could be imposed thereunder;

(l)           Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Acquired Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m)         All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund [Trust/Company] and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(n)          Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)          Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p)          On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Acquired Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);

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(q)          The information to be furnished by Acquired Fund [Trust/Company] for use in the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with applicable federal securities laws and other laws and regulations;

(r)          Acquired Fund [Trust/Company] does not have a fixed pool of assets; and each series thereof (including Acquired Fund) is a managed portfolio of securities, and Acquired Fund Advisor and each investment sub-advisor thereof, if any, have the authority to buy and sell securities for Acquired Fund;

(s)          Since the most recent to occur of (i) the date on which Acquired Fund Advisor became the investment adviser to the Acquired Fund and (ii) the date that is six years immediately prior to the date hereof, the Acquired Fund’s investments were made in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information;

(t)          The Acquiring Fund Shares to be delivered to Acquired Fund [Trust/Company] hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u)          Acquired Fund’s minute books and similar records made available to Acquiring Fund Trust prior to the execution hereof contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Acquired Fund’s shareholder records so made available accurately reflect all record transfers in Acquired Fund’s shares prior to the execution of this Agreement; and any other books and records of Acquired Fund so made available are true and correct in all material respects and contain no material omissions with respect to Acquired Fund’s business and operations;

(v)         Except as disclosed in 3.16(h) of the Seller Disclosure Schedule, Acquired Fund [Trust/Company] has maintained with respect to Acquired Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(w)         Acquired Fund [Trust/Company] has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(x)          Acquired Fund [Trust/Company] has adopted a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

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(y)          Acquired Fund does not have any unamortized or unpaid organizational fees or expenses;

(z)          Acquired Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;

(aa)        None of the compensation received from Acquired Fund, Acquired Fund Advisor, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Acquired Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquired Fund Group Member; and the compensation paid to any such Shareholder by any Acquired Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(bb)        No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquired Fund Group Member (other than Acquired Fund) or, to Acquired Fund [Trust/Company]’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Directly-Related Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders by any Acquired Fund Group Member or, to Acquired Fund [Trust/Company]’s knowledge, any other person with the intention that it be used to pay any expenses (even Directly-Related Reorganization Expenses) thereof; and

(cc)        Acquired Fund [Trust/Company] is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

3.2         Acquiring Fund Trust, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund [Trust/Company], on Acquired Fund’s behalf, as follows:

(a)          Acquiring Fund Trust (1) is Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Restated Agreement and Declaration of Trust dated May 19, 1993 (“Declaration”), is filed with the office of the Secretary of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)          At the Effective Time, Acquiring Fund will be a duly established and designated series of Acquiring Fund Trust; Acquiring Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, Acquiring Fund will be a shell series of Acquiring Fund Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Stated Liabilities, and continuing Acquired Fund’s business;

(c)          Acquiring Fund Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

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(d)          Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) other securities issued by Acquiring Fund, except the Initial Share;

(e)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Stated Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           Acquiring Fund Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or violation of any provision of Massachusetts law, the Declaration or Acquiring Fund Trust’s Amended and Restated By-Laws dated November 19, 2015, or any Undertaking to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound;

(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquiring Fund Trust’s knowledge, threatened against Acquiring Fund Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would adversely affect Acquiring Fund’s financial condition or the conduct of its business, except as previously disclosed in writing to Acquired Fund [Trust/Company] or Acquired Fund Advisor; and Acquiring Fund Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that adversely affects Acquiring Fund’s business or Acquiring Fund Trust’s ability to consummate the transactions contemplated hereby;

(h)          Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Acquired Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;

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(i)            There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j)            Immediately after the Effective Time, Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(k)          The information to be furnished by Acquiring Fund Trust for use in the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with applicable federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Acquired Fund [Trust/Company] for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(l)            Acquiring Fund Trust does not have a fixed pool of assets; and each series thereof (including Acquiring Fund) is (or will be) a managed portfolio of securities, and Acquiring Fund Advisor and each investment sub-advisor thereof, if any, have the authority to buy and sell securities for it;

(m)         Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(n)          Acquiring Fund Trust has adopted a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(p)          None of the compensation received from Acquiring Fund, Acquiring Fund Advisor, or any Affiliate of either of them (each, a “Acquiring Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring Fund Group Member; and the compensation paid to any such Shareholder by any Acquiring Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(q)          No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person unless those expenses are Directly-Related Reorganization Expenses, and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Directly-Related Reorganization Expenses) thereof;

(r)          Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization; and

(s)          Acquiring Fund Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

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3.3         Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)          No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Fund Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)          The value of the Acquiring Fund Shares each Shareholder receives will be equal to the value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)          The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Stated Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject; and

(e)          The principal purpose of Acquiring Fund’s assumption of the Stated Liabilities is not avoidance of federal income tax on the transaction.

4.           COVENANTS

4.1         Acquired Fund [Trust/Company] covenants to operate Acquired Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and other distributions.

4.2         Acquired Fund [Trust/Company] covenants to call and hold a meeting of Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.3         Acquired Fund [Trust/Company] covenants that it will assist Acquiring Fund Trust in obtaining information Acquiring Fund Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

4.4         Acquired Fund [Trust/Company] covenants that it will turn over its books and records pertaining to Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund Trust at the Closing.

4.5         Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

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4.6         Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets and assumption of the Stated Liabilities, and (b) Acquired Fund [Trust/Company], on Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7         Acquiring Fund Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Acquiring Fund’s operations after the Effective Time.

4.8         Acquired Fund [Trust/Company] covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Fund Trust, in a form reasonably satisfactory thereto, a Certificate stating Acquired Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring Fund pursuant to section 381.

4.9         It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.10       Acquired Fund [Trust/Company] covenants that it, if requested, will cause Acquired Fund Advisor and other applicable service providers to deliver to Acquiring Fund Trust all Work Papers for all fiscal and taxable periods ended on or before [ ], 2020, 60 days after that date and, if relevant, for the period from [ ], 2020 through the Effective Time no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

4.11       Acquired Fund [Trust/Company] covenants to make a pro rata distribution of all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

4.12       Acquiring Fund Trust covenants that it will engage a transfer agent that will open accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.

4.13       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

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5.1         This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s shareholders at the Shareholders Meeting;

5.2         All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3         At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4         The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)          Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Stated Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)          Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Stated Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Stated Liabilities;

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(d)          Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)          A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization;

(f)          A Shareholder’s aggregate basis in the Acquiring Fund Shares (including fractional shares to which they may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares (including fractional shares to which they may be entitled) will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)          For purposes of section 381, Acquiring Fund will be treated just as Acquired Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Acquired Fund’s taxable year, Acquired Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring Fund as if there had been no Reorganization, and the part of Acquired Fund’s last taxable year that began before the Reorganization will be included in Acquiring Fund’s first taxable year that ends after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5         Before the Closing, Acquiring Fund Trust’s Board shall have authorized the issuance of, and Acquiring Fund Trust shall have issued, one Acquiring Fund Share (“Initial Share”) to Acquiring Fund Advisor or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management and sub-advisory contracts and other agreements and plans referred to in paragraph 5.6 as may be required by applicable law and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder;

5.6         Acquiring Fund Trust, on Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by Acquiring Fund Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Acquiring Fund Advisor or its affiliate as Acquiring Fund’s sole shareholder; and

5.7         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

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5.8         The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have received on the date of Closing (the “Closing Date”) a favorable opinion from Willkie Farr & Gallagher LLP, counsel to the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, dated as of the Closing Date, that:

(a)(i) the Acquired Fund [Trust/Company] is a validly existing [statutory] [trust/corporation] under the laws of the [Commonwealth of Delaware/State of Maryland], and has the [trust/corporate] power and authority under its governing instrument [and the Massachusetts law relating to Massachusetts business trusts/Maryland General Corporation Law] to execute, deliver and perform its obligations under this Agreement and to carry on its business as a registered investment company; (ii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund [Trust/Company] on behalf of the Acquired Fund and the Acquired Fund is a duly established series of the Acquired Fund [Trust/Company] and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Acquired Fund [Trust/Company] on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and remedies and to general equity principles; (iii) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Trust’s Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, is a party or by which the Acquired Fund or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the [Commonwealth of Massachusetts/State of Maryland] is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (v) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund [Trust/Company], on behalf of the Acquired Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquired Fund’s business; and (vi) the Acquired Fund [Trust/Company] is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that it has relied upon the opinion of [ ] and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [ ].

(c) In rendering such opinions, such counsels may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquired Fund [Trust/Company] have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the Acquired Fund [Trust/Company] with respect to the Acquired Fund and performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsels need not express an opinion with respect to any provisions of the Agreement that purport to obligate the Acquired Fund [Trust/Company] to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquired Fund [Trust/Company] in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement;

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5.9         The Acquired Fund [Trust/Company], on behalf of the Acquired Fund, shall have received on the Closing Date a favorable opinion from K&L Gates LLP, counsel to the Acquiring Fund Trust, on behalf of the Acquiring Fund, dated as of the Closing Date, that:

(a)(i) the Acquiring Fund Trust is a validly existing statutory trust under the laws of the Commonwealth of Massachusetts, and has the trust power and authority under its governing instrument and Massachusetts law relating to Massachusetts business trusts to execute, deliver and perform its obligations under this Agreement and to carry on its business as a registered investment company; (ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquiring Fund is a duly established series of the Acquiring Fund Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and remedies and to general equity principles; (iii) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (v) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund Trust, on behalf of the Acquiring Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquiring Fund’s business; (vi) the Acquiring Fund Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (vii) the Acquiring Fund Shares to be issued to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable beneficial interests in the Acquiring Fund, and under the Acquiring Fund Trust's Declaration of Trust no shareholder of the Acquiring Fund has any preemptive rights or similar rights.

(b) In rendering such opinion, such counsel may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquiring Fund Trust have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the Acquiring Fund Trust with respect to the Acquiring Fund and performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate the Acquiring Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquiring Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement;

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5.10       All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement, dated as of December [_], 2020, between SunAmerica Asset Management, LLC, American International Group, Inc., Touchstone Advisors, Inc. and Western & Southern Financial Group, Inc. (the “Asset Purchase Agreement”) shall be satisfied or waived.

6.           EXPENSES

Subject to complying with the representations and warranties contained in paragraphs 3.1(bb) and 3.2(r), Acquired Fund Advisor, on the on hand, and Acquiring Fund Advisor, on the other hand, shall split 50/50 the expenses relating to the Reorganization (other than transaction costs relating to the purchase and sale of portfolio securities by the Acquired Fund and the Acquiring Fund) (collectively, the “Reorganization Expenses”); provided, that Acquiring Fund Advisor’s portion of the Reorganization Expenses shall not exceed $500,000 (the “Reorganization Expense Cap”). Acquired Fund Advisor shall bear (x) all such Reorganization Expenses that exceed the Reorganization Expense Cap and (y) the costs associated with terminations of transfer agent or other service provider contracts and any associated deconversion costs, including imaging costs. For the avoidance of doubt, to the extent that the Reorganization Expenses incurred by Acquiring Fund Advisor exceed the Reorganization Expense Cap, Acquired Fund Advisor shall reimburse Acquiring Fund Advisor for any of its Reorganization Expenses in excess of the Reorganization Expense Cap. Each party shall use its reasonable best efforts to minimize all costs and expenses set forth herein and shall keep itemized records with respect to such costs and expenses. Acquired Fund Advisor and Acquiring Fund Advisor shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.           ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except where otherwise indicated in this Agreement, the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.           TERMINATION

This Agreement may be terminated with respect to the Reorganization at any time at or before the Closing:

8.1         By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, (d) if the Closing has not occurred on or before [ ], 2021, or such other date as to which the Investment Companies agree, or (e) in the event of the termination of the Asset Purchase Agreement in accordance with its terms; or

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8.2         By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.         SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.         PUBLICITY/CONFIDENTIALITY

11.1       The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

11.2       (a) Acquired Fund [Trust/Company], Acquiring Fund Trust, Acquired Fund Advisor and Acquiring Fund Advisor (for purposes of this paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, Acquired Fund [Trust/Company], Acquiring Fund Trust, Acquired Fund Advisor and Acquiring Fund Advisor agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

A-45

12.         MISCELLANEOUS

12.1       This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Fund Trust, on Acquiring Fund’s behalf, or Acquired Fund [Trust/Company], on Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3       Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees or directors solely in their capacities as trustees or directors, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or the Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

13.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Fund Trust and Acquiring Fund, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, Attention: [ ], or to the Acquired Fund [Trust/Company] or the Acquired Fund, SunAmerica Asset Management, LLC, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 Attention: [ ] or to any other address that the Acquiring Fund, the Acquired Fund [Trust/Company] or the Acquired Fund shall have last designated by notice to the other party.

[Signatures on following pages]

A-46

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

TOUCHSTONE STRATEGIC TRUST, on behalf of the Acquiring Fund

Name:
Title:

Solely for purposes of paragraph 6,

Touchstone Advisors, Inc.

Name:
Title:

[Separate signatures pages intentional]

A-47

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

[SUNAMERICA TRUST/COMPANY], on behalf of the Acquired Fund

Name: John Genoy
Title: President and Chief Executive Officer

Solely for purposes of paragraph 6,

SunAmerica Asset Management, LLC

Name: Sharon French
Title: President and Chief Executive Officer

[Separate signatures pages intentional]

A-48

 EXHIBIT B: FUNDAMENTAL INVESTMENT LIMITATIONS

All of the investment policies noted in the tables below are fundamental investment limitations that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

REORGANIZATION OF THE AIG ACTIVE ALLOCATION FUND INTO THE TOUCHSTONE BALANCED FUND

The fundamental investment limitations of the AIG Active Allocation Fund and the Touchstone Balanced Fund are set forth in the table below.

	AIG Active Allocation Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money, except that: (i) the Fund may borrow in amounts up to 33 1⁄3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Fund securities.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Fund securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not engage in underwriting of securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities of the Fund.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
B-1

Concentration of Investments	The Fund may not invest more than 25% of the Fund’s total assets in the securities of issuers in the same industry, other than SunAmerica Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
Real Estate	The Fund may not invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that the Fund may hold or sell real estate acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities	The Fund may not purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Fund may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
B-2

Loans	The Fund may not make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Fund securities; and (d) as otherwise permitted by exemptive order of the SEC.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
Diversification	The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities” or other investment companies)	The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)	For purposes of the Target Fund’s fundamental policies, the Fund will look through to the Underlying Fund’s assets for concentration purposes. In addition, “industry” is determined by reference to industry classification codes provided by third party sources.

(2)	Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.
B-3

REORGANIZATION OF THE AIG FLEXIBLE CREDIT FUND INTO THE TOUCHSTONE Strategic Income Opportunities Fund

The fundamental investment limitations of the AIG Flexible Credit Fund and the Touchstone Strategic Income Opportunities Fund are set forth in the table below.

	AIG Flexible Credit Fund (Target Fund)	Touchstone Strategic Income Opportunities Fund (Acquiring Fund)
Borrowing Money	The Fund may not purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. Additionally, the Fund may not borrow money except that the Fund may borrow for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws	The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.
Concentration of Investments	The Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry.	The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
B-4

Real Estate	The Fund may not buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.	The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.
Commodities	The Fund may not buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” of the Fund’s SAI).	The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.
Loans	The Fund may not make loans, except through: (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to the Fund’s limit on illiquid securities as a percentage of its net assets), (ii) loans of Fund securities (limited to 33% of the Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC.	The Fund may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Diversification	The Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Other	The Fund may not pledge its assets.	-

B-5

REORGANIZATION OF THE AIG FOCUSED ALPHA LARGE-CAP FUND INTO THE TOUCHSTONE LARGE CAP FOCUSED FUND

The fundamental investment limitations of the AIG Focused Alpha Large-Cap Fund and the Touchstone Large Cap Focused Fund are set forth in the table below.

	AIG Focused Alpha Large-Cap Fund (Target Fund)	Touchstone Large Cap Focused Fund (Acquiring Fund)(1)
Borrowing Money	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
B-6

Real Estate	The Fund may not buy or sell real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities	The Fund may not buy or sell commodities or commodity contracts, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time.	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
Loans	The Fund may not make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
Diversification	-	-
Other	The Fund may not pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	-

(1)	Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.
B-7

REORGANIZATION OF THE AIG INTERNATIONAL DIVIDEND STRATEGY FUND INTO THE TOUCHSTONE INTERNATIONAL EQUITY FUND

The fundamental investment limitations of the AIG International Dividend Strategy Fund and the Touchstone International Equity Fund are set forth in the table below.

	AIG International Dividend Strategy Fund (Target Fund)	Touchstone International Equity Fund (Acquiring Fund)(1)
Borrowing Money	The Fund may not borrow money, except that: (i) the Fund may borrow in amounts up to 331⁄3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Funds from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restrictions in the other fundamental investment limitations.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
B-8

Concentration of Investments	The Fund may not invest more than 25% of the Fund’s assets in the securities of issuers engaged in the same industry.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
Real Estate	The Fund may not buy or sell real estate or interests in real estate, except that the Fund may: (i) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities	The Fund may not buy or sell commodities or commodity contracts, except that the Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees.	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
Loans	The Fund may not make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with the Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
B-9

Diversification	The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).	The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
Other	The Fund may not Engage in arbitrage transactions, except that the Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (ii) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.	-

(1)	Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.
B-10

REORGANIZATION OF THE AIG MULTI-ASSET ALLOCATION FUND INTO THE TOUCHSTONE BALANCED FUND

The fundamental investment limitations of the AIG Multi-Asset Allocation Fund and the Touchstone Balanced Fund are set forth in the table below.

	AIG Multi-Asset Allocation Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money, except that: (i) the Fund may borrow in amounts up to 33 1⁄3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Fund securities.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Fund securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not engage in underwriting of securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities of the Fund.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
B-11

Concentration of Investments	The Fund may not invest more than 25% of the Fund’s total assets in the securities of issuers in the same industry, other than SunAmerica Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
Real Estate	The Fund may not invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that the Fund may hold or sell real estate acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities	The Fund may not purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Fund may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
B-12

Loans	The Fund may not make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Fund securities; and (d) as otherwise permitted by exemptive order of the SEC.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
Diversification	The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities” or other investment companies)	The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)	For purposes of the Target Fund’s fundamental policies, the Fund will look through to the Underlying Fund’s assets for concentration purposes. In addition, “industry” is determined by reference to industry classification codes provided by third party sources.

(2)	Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.
B-13

REORGANIZATION OF THE AIG STRATEGIC BOND FUND INTO THE TOUCHSTONE Strategic Income Opportunities Fund

The fundamental investment limitations of the AIG Strategic Bond Fund and the Touchstone Strategic Income Opportunities Fund are set forth in the table below.

	AIG Strategic Bond Fund (Target Fund)	Touchstone Strategic Income Opportunities Fund (Acquiring Fund)
Borrowing Money	The Fund may not purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. Additionally, the Fund may not borrow money except that the Fund may borrow for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws	The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.
Concentration of Investments	The Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry.	The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
B-14

Real Estate	The Fund may not buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.	The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.
Commodities	The Fund may not buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” of the Fund’s SAI).	The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.
Loans	The Fund may not make loans, except through: (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to the Fund’s limit on illiquid securities as a percentage of its net assets), (ii) loans of Fund securities (limited to 33% of the Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC.	The Fund may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Diversification	The Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Other	The Fund may not pledge its assets.	-

B-15

REORGANIZATION OF THE AIG STRATEGIC VALUE FUND INTO THE TOUCHSTONE VALUE FUND

The fundamental investment limitations of the AIG Strategic Value Fund and the Touchstone Value Fund are set forth in the table below.

	AIG Strategic Value Fund (Target Fund)	Touchstone Value Fund (Acquiring Fund)(1)
Borrowing Money	The Fund may not borrow money, except that: (i) the Fund may borrow in amounts up to 33 1⁄3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not engage in underwriting of securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
B-16

Concentration of Investments	The Fund may not invest more than 25% of the Fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.
Real Estate	The Fund may not invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that the Fund may hold or sell real estate acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities	The Fund may not purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Fund may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
B-17

Loans	The Fund may not make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
Diversification	The Fund may not with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.	The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)	Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

B-18

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of each Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Funds owned as of the Record Date. As of the Record Date, the total number of shares of each class of the Target Funds and the Acquiring Funds outstanding and entitled to vote and the corresponding number of votes was as set forth in the table below.

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
AIG Active Allocation Fund
Class A	6,247,124.03	$109,637,026.73
Class B	364,115.63	$6,321,047.34
Class C	558,261.642	$9,736,083.04
Total	7,169,501.302	$125,694,157.10
AIG Flexible Credit Fund
Class A	26,423,337.06	$89,046,645.88
Class C	10,729,408.89	$36,372,696.15
Class W	30,537,226.95	$103,215,827.08
Total	67,689,972.9	$228,635,169.10
AIG Focused Alpha Large-Cap Fund
Class A	21,180,211.7	$658,492,781.63
Class C	873,978.784	$24,672,421.07
Class W	1,582,240.705	$50,346,899.23
Total	23,636,431.19	$733,512,101.93
AIG International Dividend Strategy Fund
Class A	5,107,745.146	$43,620,143.55
Class C	273,565.853	$2,109,192.73
Class W	117,212.401	$1,002,166.03
Total	5,498,523.4	$46,731,502.30

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
AIG Multi-Asset Allocation Fund
Class A	10,288,012.66	$199,381,685.33
Class B	557,161.172	$10,764,353.84
Class C	489,830.302	$9,473,318.04
Total	11,335,004.134	$219,619,357.21
AIG Strategic Bond Fund
Class A	49,977,966.56	$173,423,543.97
Class B	4,055,682.047	$14,032,659.88
Class C	11,310,365.9	$39,360,073.32
Class W	40,472,130.12	$140,033,570.22
Total	105,816,145	$366,849,847.39
AIG Strategic Value Fund
Class A	5,671,639.245	$179,393,949.32
Class C	184,256.004	$5,302,887.80
Class W	166,340.827	$5,259,696.95
Total	6,022,236.076	$189,956,534.06

As of the Record Date, the Officers and Directors of the Target Funds owned less than 1% of any class of any Target Fund. As of the Record Date, the Officers and Trustees of the Touchstone Funds owned less than 1% of any class of any Acquiring Fund that is an Operating Fund. For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of each class of a Fund that would have been owned by such parties assuming the Fund’s Reorganization(s) had occurred on the Record Date. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
AIG Active Allocation Fund
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	661,517.699	10.59%	7.39%
Class A	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	338,271.902	5.41%	3.00%
Class B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25,460.724	6.99%	7.39%
Class B	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19,948.998	5.48%	3.00%
Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	48,032.045	8.60%	9.02%
Class C	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	73,448.859	13.16%	26.72%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
AIG Flexible Credit Fund
Class A	AIG MULTI–ASSET ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-7100	2,029,791.623	7.68%	5.95%
Class A	AIG ACTIVE ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	2,103,728.758	7.96%	6.11%
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,360,955.847	12.72%	10.62%
Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM SEC# 97MC8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	2,294,241.728	8.68%	9.11%
Class A	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5TH WEEHAWKEN NJ 07086-6761	1,665,369.89	6.30%	2.03%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,077,739.49	10.04%	8.16%
Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC#97UH6 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	2,074,965.525	19.34%	20.29%
Class C	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	836,297.538	7.79%	8.40%
Class C	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,102,830.938	10.28%	4.94%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	MORGAN STANLEY SMITH BARNEY FOR EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	996,515.234	9.29%	4.46%
Class W	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,613,545.721	5.28%	8.37%
Class W	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY FOR BENEFIT OF CUST ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,229,684.254	7.30%	3.10%
Class W	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	13,292,248.11	43.53%	30.19%
Class W	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	3,840,052.276	12.57%	15.92%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	MORGAN STANLEY SMITH BARNEY FOR EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	2,661,244.081	8.71%	3.70%
AIG Focused Alpha Large-Cap Fund
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,786,446.767	8.43%	5.02%
Class A	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,151,047.009	5.43%	3.98%
Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	85,898.464	9.83%	7.12%
Class C	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	130,463.97	14.93%	11.45%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	59,539.166	6.81%	3.12%
Class C	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	65,284.065	7.47%	24.54%
Class W	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	178,132.88	11.26%	3.84%
Class W	LPL FINANCIAL A/C 1000-0005 4701 EXECUTIVE DR SAN DIEGO CA 92121	135,249.509	8.55%	5.16%
Class W	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	369,191.244	23.33%	4.54%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	174,990.899	11.06%	1.55%
Class W	MORGAN STANLEY SMITH BARNEY FOR EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	96,068.926	6.07%	5.05%
Class W	FIDELITY STATE BANK & TRUST PO BOX 1120 DODGE CITY KS 67801-1120	112,956.587	7.14%	0.67%
AIG International Dividend Strategy Fund
Class A	AIG MULTI – ASSET ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	1,768,482.056	34.62%	11.51%
Class A	AIG ACTIVE ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	959,289.514	18.78%	6.24%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	33,387.789	12.20%	15.94%
Class C	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	28,949.871	10.58%	14.86%
Class C	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	46,608.901	17.04%	10.74%
Class W	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	44,213.521	37.72%	4.24%
Class W	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20,429.35	17.43%	11.40%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	8,291.162	7.07%	10.27%
Class W	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	30,140.592	25.71%	5.37%
AIG Multi-Asset Allocation Fund
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	938,567.036	9.12%	7.39%
Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	533,068.939	5.18%	1.64%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
AIG Strategic Bond Fund
Class A	AIG MULTI – ASSET ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	2,770,009.655	5.54%	5.95%
Class A	AIG ACTIVE ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	2,825,150.472	5.65%	6.11%
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,820,824.078	9.65%	10.62%
Class A	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,451,762.4	6.91%	4.33%
Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM SEC#97MD6 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	4,757,023.575	9.52%	9.11%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class A	MORGAN STANLEY SMITH BARNEY FOR EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	2,583,280.604	5.17%	4.12%
Class B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	375,798.722	9.27%	10.62%
Class B	LPL FINANCIAL A/C 1000-0005 4701 EXECUTIVE DR SAN DIEGO CA 92121	537,041.442	13.24%	0.67%
Class B	AMERICAN ENTERPRISE INVESTMENTS INC. OMNIBUS # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	583,049.682	14.38%	0.73%
Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM SEC# 97MD7 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	274,700.271	6.77%	9.11%
Class B	MORGAN STANLEY SMITH BARNEY FOR EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	704,267.915	17.36%	4.12%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	725,364.781	6.41%	8.16%
Class C	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,773,042.452	15.68%	8.15%
Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97WS4 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	2,394,774.244	21.17%	20.29%
Class C	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	1,014,008.861	8.97%	8.40%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,306,322.039	10.64%	8.37%
Class W	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,186,319.814	12.81%	7.38%
Class W	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8,241,175.131	20.36%	30.19%
Class W	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	7,440,723.786	18.38%	15.92%
Class W	RBC CAPITAL MARKETS,LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	2,863,629.39	7.08%	4.07%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
AIG Strategic Value Fund
Class A	AIG MULTI – ASSET ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	739,563.72	13.04%	11.06%
Class A	AIG ACTIVE ALLOCATION FUND ATTN GREG KINGSTON 2929 ALLEN PKWY #A8-10 HOUSTON TX 77019-7100	405,622.881	7.15%	6.06%
Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	491,408.086	8.66%	8.84%
Class A	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	294,135.408	5.19%	4.74%
Class A	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	497,234.497	8.77%	7.62%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	45,623.348	24.76%	23.14%
Class C	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	11,070.624	6.01%	4.26%
Class C	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,035.898	8.16%	6.49%
Class W	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	30,463.979	18.31%	3.66%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	LPL FINANCIAL A/C 1000-0005 4701 EXECUTIVE DR SAN DIEGO CA 92121	12,205.193	7.34%	1.60%
Class W	WELLS FARGO CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18,786.025	11.29%	2.51%
Class W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,391.128	5.65%	16.44%
Class W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,398.037	5.65%	16.44%
Class W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,358.889	6.83%	16.44%
Class W	UBS WM USA SPEC CDY A/C BEN CUST UBSFSI OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	15,653.015	9.41%	0.82%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class W	RBC CAPITAL MARKETS,LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	10,254.56	6.16%	0.55%
Class W	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11,118.249	6.68%	2.70%
Class W	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	19,045.057	11.45%	24.70%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Balanced Fund
Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	666,482.271	5.28%	7.39%
Class C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	780,977.601	32.94%	26.72%
Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	549,521.190	23.18%	17.55%
Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	249,287.580	10.51%	9.02%
Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	177,553.954	7.49%	5.63%
Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	133,938.901	5.65%	4.25%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Strategic Income Opportunities Fund
Class A	No Shares as of Record Date
	--	--	--	--
Class C	No Shares as of Record Date
	--	--	--	--
Class Y	No Shares as of Record Date
	--	--	--	--

Touchstone International Equity Fund
Class A	INDEPENDENT HEALTH ASSOC INC DEFINED BENEFIT PENSION PLAN MARK I JOHNSON & MICHAEL W CROPP MD TTEES 511 FARBER LAKES DR WILLIAMSVILLE NY 14221-8272	341,301.412	6.98%	4.65%
Class A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	286,204.946	5.85%	3.90%
Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	24,122.502	19.99%	15.94%
Class C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	23,485.330	19.46%	14.86%
Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	18,507.029	15.34%	7.45%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6,107.64	5.06%	2.46%
Class Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	418,556.948	30.00%	28.64%
Class Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	156,680.134	11.23%	11.40%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	145,983.958	10.46%	10.27%
Class Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	94,142.782	6.75%	6.44%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	77,645.317	5.57%	5.31%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Large Cap Focused Fund
Class A	No shareholder accounts over 5% as of record date
Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	268,693.647	35.78%	24.54%
Class C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	68,437.742	9.11%	11.45%
Class C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	64,008.715	8.52%	5.14%
Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	62,330.122	8.30%	5.00%
Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	58,140.904	7.74%	4.66%
Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	39,908.295	5.32%	7.12%
Class Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,397,644.487	37.33%	34.20%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	732,300.742	8.04%	7.37%
Class Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	718,853.659	7.90%	7.24%
Class Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	578,988.531	6.36%	5.83%

Touchstone Value Fund
Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	288,036.042	9.90%	8.84%
Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	40,142.636	20.09%	5.86%
Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	39,994.160	20.01%	5.84%
Class C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	38,386.580	19.21%	23.14%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C	OPPENHEIMER & CO INC. FBO FBO GEORGE FABER R/O IRA 348 GOWER ST STATEN ISLAND NY 10314	17,204.134	8.61%	2.51%
Class C	OPPENHEIMER & CO INC CUSTODIAN FBO JEAN PELKOWSKI TRAD IRA 29 MERIDAN AVE KINGS PARK NY 11754	11,469.425	5.74%	1.68%
Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11,406.374	5.71%	1.67%
Class C	OPPENHEIMER & CO INC. FBO GEORGE FABER & IRENE FABER JTWROS 348 GOWER ST STATEN ISLAND NY 10314	10,036.475	5.02%	1.47%
Class Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,331,252.734	16.27%	16.44%
Class Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,130,597.351	13.81%	19.60%
Class Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	944,443.421	11.54%	24.70%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	825,117.92	10.08%	9.57%
Class Y	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	726,891.347	8.88%	8.43%

EXHIBIT D: PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS MANAGED BY FORT WASHINGTON INVESTMENT ADVISORS, INC. (“FORT WASHINGTON”)

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Fort Washington for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Touchstone Strategic Income Opportunities Fund (the “Fund”). The Fund is newly formed and will commence operations following the completion of the reorganization of each of the AIG Flexible Credit Fund and AIG Strategic Bond Fund, each a series of SunAmerica Income Funds, into the Fund, which is expected to occur on or about July 16, 2021. The performance and accounting history of the AIG Strategic Bond Fund (the "Predecessor Fund") will be assumed by the Fund.

The data is provided to illustrate the past performance of Fort Washington in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund.

The following performance information is not the Fund’s performance (or the Predecessor Fund’s performance), should not be considered indicative of the past or future performance of the Fund, and should not be considered a substitute for the Fund’s performance.

Average Annual Total Returns

For the periods ended December 31, 2020

	1 Year	3 Years	Since Inception*
Fort Washington Flexible Income Composite (Gross)	10.72%	7.88%	7.65%
Fort Washington Flexible Income Composite (Net)	10.42%	7.76%	7.54%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	5.34%	4.93%

*	The inception date for the Composite is July 1, 2017.

The Fort Washington Flexible Income Composite (the “Composite”) represents the investment performance track record of Fort Washington's flexible income strategy, which is the strategy that will be used to manage the Fund. The accounts comprising the Composite are not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. Thus, the performance results for the account could have been adversely affected if the account had been regulated as investment companies under federal securities and tax laws. The method for computing historical performance information for the Composite differs from the U.S. Securities and Exchange Commission’s method for computing the historical performance of the Fund.

The Composite’s returns shown above are presented gross and net of management fees and include the reinvestment of all income. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. Net of fee performance was calculated using the actual management fees charged. Individual portfolio returns are calculated on a daily valuation basis. These fees and expenses are not reflective of the fees and expenses of the Fund and may vary depending on, among other things, the applicable fee schedule and portfolio size. All returns are expressed in U.S. dollars. The Fund’s fees are reflected in its fee table in the "Summary" section of this prospectus.

The performance information for the Composite was calculated in accordance with industry best practices. The Composite performance information is intended to illustrate past performance for substantially similarly managed accounts by Fort Washington. Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses. The Composite performance information presented herein has been calculated and provided by the Fund's sub-advisor. Although the performance is believed to be reliable, Touchstone Advisors, Inc. (“Touchstone Advisors”) does not guarantee or make any warranty, express or implied, as to the accuracy or completeness of such information. To the extent permitted by federal securities laws and/or other applicable law, Touchstone Advisors shall not have any liability arising out of the reliance by any person on the performance information. The foregoing disclosures should not be read to suggest any waiver of any rights conferred by federal or state securities law.

D-1

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF THE

TARGET FUNDS AND ACQUIRING FUNDS

(AS DEFINED BELOW)

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

800.543.0407

and

SUNAMERICA EQUITY FUNDS

SUNAMERICA INCOME FUNDS

SUNAMERICA SERIES, INC.

SUNAMERICA SPECIALTY SERIES

Harborside 5, 185 Hudson St., Suite 3300

Jersey City, NJ 07311-4992

800.858.8850

April 12, 2021

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated April 12, 2021 relating specifically to the reorganization of each respective series listed in the table below under the heading Target Funds (each, a “Target Fund” and collectively, the “Target Funds”), each a series of the registered investment company listed in the table below under the heading Registrants (each, a “Registrant” and collectively, the “Registrants”), into a corresponding mutual fund advised by Touchstone Advisors, Inc. (“Touchstone Advisors”) as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Registrants	Target Funds	Acquiring Funds
SunAmerica Series, Inc., a Maryland corporation	AIG Active Allocation Fund	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
1

Registrants	Target Funds	Acquiring Funds
SunAmerica Income Funds, a Massachusetts business trust	AIG Flexible Credit Fund	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
SunAmerica Specialty Series, a Delaware statutory trust	AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund, a series of Touchstone Strategic Trust
SunAmerica Equity Funds, a Massachusetts business trust	AIG International Dividend Strategy Fund	Touchstone International Equity Fund, a series of Touchstone Strategic Trust
SunAmerica Series, Inc., a Maryland corporation	AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
SunAmerica Income Funds, a Massachusetts business trust	AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund, a newly created series of Touchstone Strategic Trust
SunAmerica Series, Inc., a Maryland corporation	AIG Strategic Value Fund	Touchstone Value Fund, a series of Touchstone Strategic Trust

This SAI and the related Joint Proxy Statement/Prospectus are provided for use in connection with the joint special meeting of shareholders of the Target Funds to be held virtually on June 10, 2021 at 4:00 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”). At the Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (the “Reorganization”) of such Target Fund into the corresponding Acquiring Fund as described in the Joint Proxy Statement/Prospectus. The Target Funds and the Acquiring Funds are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling or writing to AIG Fund Services, Inc. or Touchstone Strategic Trust at the addresses or telephone number shown above.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Funds’ (except for the Touchstone Strategic Income Opportunities Fund) Statement of Additional Information, dated October 30, 2020, (as filed October 28, 2020) (File Nos. 002-80859 and 811-03651) as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Funds (except for the Touchstone Strategic Income Opportunities Fund). The Touchstone Strategic Income Opportunities Fund’s Statement of Additional Information, dated April 8, 2021, (as filed April 9, 2021) (File Nos. 002-80859 and 811-03651), is incorporated herein by reference only insofar as it relates to the Touchstone Strategic Income Opportunities Fund. Each Target Fund’s Statement of Additional Information, dated February 26, 2021 (as filed February 26, 2021) (File Nos. 333-111662 and 811-21482), dated February 26, 2021 (as filed March 3, 2021) (File Nos. 333-11283 and 811-07797), dated July 29, 2020 (as filed July 28, 2020) (File Nos. 033-06502 and 811-04708), or dated January 28, 2021 (as filed January 27, 2021) (File Nos. 333-08021 and 811-04801) as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to such Target Fund. No other parts are incorporated by reference herein.

2

The audited financial statements and related independent registered public accounting firm’s report for the Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, and Touchstone Value Fund are contained in the Acquiring Funds’ Annual Report for the fiscal year ended June 30, 2020 (as filed September 1, 2020) (File No. 811-03651), and the unaudited financial statements for the Acquiring Funds are contained in the Acquiring Funds’ Semi-Annual Report for the six-month period ended December 31, 2020 (as filed March 3, 2021) (File No. 811-03651), each of which is incorporated herein by reference only insofar as they relate to the Acquiring Funds. No other parts of the Acquiring Funds’ Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Funds are contained in the Target Funds’ Annual Reports for the fiscal year ended (i) October 31, 2020 (as filed January 7, 2021) (File No. 811-21482) for the AIG Focused Alpha Large-Cap Fund, (ii) October 31, 2020 (as filed January 7, 2021) (File No. 811-07797) for the AIG Active Allocation Fund, the AIG Multi-Asset Allocation Fund, and the AIG Strategic Value Fund, (iii) March 31, 2020 (as filed June 8, 2020) (File No. 811-04708) for the AIG Flexible Credit Fund and the AIG Strategic Bond Fund and the Semi-Annual Report for the six-month period ended September 30, 2020 (as filed December 8, 2020), (iv) September 30, 2020 (as filed December 8, 2020) (File No. 811-04801) for the AIG International Dividend Strategy Fund, each of which is incorporated herein by reference only insofar as they relate to the Target Funds. No other parts of a Target Fund’s Annual Report are incorporated by reference herein.

The financial statements of the Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, and Touchstone Value Fund, in their respective annual reports dated June 30, 2020 were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Supplemental Financial Information

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Joint Proxy Statement/Prospectus.

The Reorganization will not result in a material change to any Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by each Target Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, following the Reorganization, changes to the Acquiring Fund’s portfolios are expected to be made.

A narrative description of the material differences between the accounting policies of the Target Funds and the Acquiring Funds is included below.

Touchstone Advisors’ accounting policies differ from SunAmerica’s policies in that Touchstone Advisors utilizes different vendors for certain pricing data. Touchstone Advisors utilizes the following vendors for various types of pricing information, as noted: (i) IHS Markit for pricing loans and swaps, (ii) ICE Data Service for foreign fair value factors, (iii) PricingDirect for pricing of CLOs and CDOs, and (iv) Bloomberg for pricing futures. While these vendors are different from those utilized by SunAmerica, they are widely utilized in the industry, they are reputable vendors, and their inputs and methodologies do not differ greatly. Also, for unlisted warrants, Touchstone Advisors use a manual price generally based on a Black Scholes Model, while SunAmerica uses an imputed price.

3

In addition to the differences identified above, there are other differences between the valuation policies and procedures with respect to asset classes not typically held by the Target Funds. For example, while neither the Target Funds nor the Acquiring Funds typically hold private equity investments, the Acquiring Funds’ policies and procedures do not provide for methodologies used to fair value certain private securities, such as private equity investments, while the Target Funds’ policies and procedures provide various methods (market, income and cost approaches) to fair value such private securities.

The date of this Statement of Additional Information is April 12, 2021

4